SELECTDIRECTIONS/SM/ VARIABLE ANNUITY

ALLSTATE LIFE INSURANCE COMPANY
P.O. BOX 80469, LINCOLN, NEBRASKA 68501-0469
TELEPHONE NUMBER:1-800-632-3492
PROSPECTUS DATED MAY 1, 2002
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Allstate Life Insurance Company ("we" or "Allstate") is offering the
SELECTDIRECTIONS/SM/ VARIABLE ANNUITY, an individual and group flexible premium deferred variable annuity contract ("CONTRACT"). Please read this prospectus and keep it for future reference. It contains important information about the Contract that you should know before investing.

The Contract currently offers 26 investment alternatives ("INVESTMENT ALTERNATIVES"): 2 Fixed Account Options* ("STANDARD FIXED ACCOUNT OPTION" and "DOLLAR COST AVERAGING FIXED ACCOUNT OPTION") and 24 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Money you direct into a Variable Sub-Account is invested exclusively in one of the following mutual fund portfolios ("PORTFOLIOS"):

AIM VARIABLE INSURANCE FUNDS:                         MFS(R) VARIABLE INSURANCE TRUST/SM/:
AIM V.I. Capital Appreciation Fund                    MFS Bond Series
AIM V.I. Diversified Income Fund                      MFS Investors Trust Series
AIM V.I. Core Equity Fund**                           MFS High Income Series
AIM V.I. International Growth Fund***                 MFS New Discovery Series
AIM V.I. Premier Equity Fund****
                                                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP):      Oppenheimer Bond Fund/VA
Fidelity VIP Contrafund(R) Portfolio                  Oppenheimer Capital Appreciation Fund/VA
Fidelity VIP Growth Portfolio                         Oppenheimer Global Securities Fund/VA
Fidelity VIP High Income Portfolio                    Oppenheimer High Income Fund/VA
Fidelity VIP Index 500 Portfolio                      Oppenheimer Main Street Small Cap Fund/VA
Fidelity VIP Overseas Portfolio
Fidelity VIP Investment Grade Bond Portfolio          VAN KAMPEN LIFE INVESTMENT TRUST:
                                                      Van Kampen LIT Comstock Portfolio
                                                      Van Kampen LIT Domestic Income Portfolio
                                                      Van Kampen LIT Emerging Growth Portfolio
                                                      Van Kampen LIT Government Portfolio
                                                      Van Kampen LIT Money Market Portfolio



WE (Allstate) have filed the Statement of Additional Information, dated May 1, 2002, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page 53 of this prospectus. For a free copy, contact us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site. You may also read and copy any of these documents at the SEC's public reference room in Washington, D.C. Call 1-800-SEC-0330 for further information on the operation of the public reference room.

                    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                    DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS,
                    NOR HAS IT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                    PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                    FEDERAL CRIME.

    IMPORTANT       THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS
                    THAT HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL
     NOTICES        INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
                    CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
                    BY SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY.
                    INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                    INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                    THE CONTRACTS ARE NOT FDIC INSURED.

                                  1 PROSPECTUS

* The Fixed Account Options may not be available in all states.

** Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the namne of the Variable Sub-Account that invests in that Fund.

*** Effective May 1, 2002, the Fund changed its name from AIM V.I. International Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

****Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.


                                       2   PROSPECTUS

TABLE OF CONTENTS
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                                                                            PAGE
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GLOSSARY                                                                       5
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QUESTIONS AND ANSWERS ABOUT SELECTDIRECTIONS/SM/                               6
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EXPENSE TABLE                                                                 11
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  Examples                                                                    14
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EXPLANATION OF EXPENSE TABLE AND EXAMPLES                                     17
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FINANCIAL INFORMATION                                                         18
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DESCRIPTION OF THE SELECTDIRECTIONS/SM/ CONTRACT                              19
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  Summary                                                                     19
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  Contract Owner                                                              19
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  Annuitant                                                                   19
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  Modification of the Contract                                                19
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  Assignment                                                                  19
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  Return Privilege                                                            19
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PURCHASES AND CONTRACT VALUE                                                  20
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  Purchasing the Contract                                                     20
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  Automatic Payment Plan                                                      20
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  Allocation of Purchase Payments                                             20
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  Contract Value                                                              20
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  Variable Account Accumulation Unit Value                                    20
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TRANSFERS                                                                     21
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  Transfers During the Accumulation Phase                                     21
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  Transfers Authorized by Telephone                                           21
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  Automatic Dollar Cost Averaging Program                                     21
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  Automatic Portfolio Rebalancing Program                                     22
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  Excessive Trading Limits                                                    22
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THE INVESTMENT ALTERNATIVES                                                   22
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  Variable Sub-Account Investments                                            22
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  Investment Objectives of the Portfolios                                     23
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  Voting Rights                                                               24
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  Additions, Deletions, and Substitutions of Portfolios                       24
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THE FIXED ACCOUNT OPTIONS                                                     25
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  General                                                                     25
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  Standard Fixed Account Option                                               25
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  Dollar Cost Averaging Fixed Account Option                                  25
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INCOME PAYMENTS                                                               25
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  Payout Start Date                                                           25
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  Income Plans                                                                26
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  Income Payments: General                                                    26
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  Variable Income Payments                                                    26
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  Fixed Income Payments                                                       27
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  Transfers During the Payout Phase                                           27
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  Death Benefit During the Payout Phase                                       27
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  Certain Employee Benefit Plans                                              27
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DEATH BENEFITS                                                                28
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  The Death Benefit: General                                                  28
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                                                                            PAGE
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  Standard Death Benefit                                                      28
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  Claim and Payment                                                           28
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  Enhanced Death Benefit Rider                                                30
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     Enhanced Death Benefit A                                                 30
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     Enhanced Death Benefit B                                                 30
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  Enhanced Death and Income Benefit Rider                                     30
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  Beneficiary                                                                 31
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ACCESS TO YOUR MONEY                                                          31
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  In General                                                                  31
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  Partial Withdrawals                                                         31
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  Total Withdrawal                                                            31
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  Systematic Withdrawal Program                                               32
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  ERISA Plans                                                                 32
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  Minimum Contract Value                                                      32
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EXPENSES                                                                      32
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  Mortality and Expense Risk Charge                                           32
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  Administrative Expense Charge                                               33
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  Contract Maintenance Charge                                                 33
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  Transfer Fee                                                                33
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  Withdrawal Charge                                                           33
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  Free Withdrawal                                                             34
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  Waiver of Withdrawal Charges                                                34
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     General                                                                  34
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     Confinement Waiver                                                       34
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     Terminal Illness Waiver                                                  34
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     Unemployment Waiver                                                      34
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  Premium Taxes                                                               35
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  Deduction for Variable Account Income Taxes                                 35
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  Other Expenses                                                              35
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FEDERAL TAX MATTERS                                                           36
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  Taxation of Allstate Life Insurance Company                                 36
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  Taxation of Annuities in General                                            36
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     Tax Deferral                                                             36
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     Non-Natural Owners                                                       36
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     Diversification Requirements                                             36
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     Ownership Treatment                                                      36
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     Taxation of Partial and Full Withdrawals                                 37
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     Taxation of Annuity Payments                                             37
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     Withdrawals After the Payout Start Date                                  37
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     Distribution at Death Rules                                              37
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     Taxation of Annuity Death Benefits                                       37
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     Penalty Tax on Premature Distributions                                   37
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     Substantially Equal Periodic Payments                                    37
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     Tax Free Exchanges Under IRC Section 1035                                38
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                                  3 PROSPECTUS

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  Taxation of Ownership Changes                                               38
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  Aggregation of Annuity Accounts                                             38
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INCOME TAX WITHHOLDING                                                        38
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TAX QUALFIIED CONTRACTS                                                       38
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  Taxation of Withdrawals from a Qualifed Contract                            38
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  Required Minimum Distributions                                              38
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  The Death Benefit and Qualifed Contracts                                    39
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  Penalty Tax on Premature Distributions from Qualified
  Contracts                                                                   38
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  Substantially Equal Periodic Payments on Qualified Contracts                39
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  Income Tax Withholding on Qualified Contracts                               38
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  Individual Retirement Annuities                                             40
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  Roth Individual Retirement Annuities                                        40
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  Simplified Employee Pension Plans                                           40
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  Savings Incentive Match Plans for Employees                                 40
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  Tax Sheltered Annuities                                                     40
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  Corporate and Self-Employed Pension and Profit Sharing Plans                40
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  State and Local Government and Tax-Exempt Organization
  Deferred Compensation Plans                                                 40
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Performance Information                                                       41
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Yields and Standard Total Return                                              41
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Other Performance Data                                                        41
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ALLSTATE LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT                      42
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  Allstate Life Insurance Company                                             42
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  The Variable Account                                                        42
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  Administration                                                              42
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  Asset Allocation Services                                                   42
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  Distribution of Contracts                                                   43
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  Legal Proceedings                                                           43
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  Legal Matters                                                               43
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  Registration Statement                                                      43
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APPENDIX A - ACCUMULATION UNIT VALUES                                         44
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STATEMENT OF ADDITIONAL TABLE OF CONTENTS                                     53
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                                  4 PROSPECTUS

GLOSSARY
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For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION PHASE -- The first of two phases during the life of the Contract. The Accumulation Phase begins on the issue date and will continue until the Payout Start Date unless you terminate the Contract before that date.

ACCUMULATION UNIT -- The unit of measurement we use to calculate the value of your investment in the Variable Sub-Accounts during the Accumulation Phase.

ANNUITANT -- The individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period).

BENEFICIARY(IES) -- The person(s) you designate to receive any death benefits under the Contract when the last surviving Contract owner dies.

COMPANY ("WE," "US," "OUR," "ALLSTATE") -- ALLSTATE LIFE INSURANCE COMPANY.

CONTRACT -- SelectDirections/SM/, a flexible premium deferred variable annuity. In certain states, the Contract is available only as a group Contract. In those states we issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

CONTRACT ANNIVERSARY -- Each anniversary of the issue date.

CONTRACT OWNER ("YOU") -- The person(s) having the privileges of ownership defined in the Contract. If your Contract is issued as part of a retirement plan, your ownership privileges may be modified by the plan.

CONTRACT VALUE -- The sum of the values of your Accumulation Units in the Variable Sub-Accounts of the Variable Account and the Fixed Account Options.

CONTRACT YEAR -- Each twelve-month period beginning on the issue date and on each Contract Anniversary.

DEATH BENEFIT ANNIVERSARY -- The first Death Benefit Anniversary is the 7th Contract Anniversary. Subsequent Death Benefit Anniversaries are those Contract Anniversaries that are multiples of 7. For example, the 7th, 14th, and 21st Contract Anniversaries are the first three Death Benefit Anniversaries.

FIXED ACCOUNT OPTIONS -- Two options to which you can direct your money under the Contract that provide a guarantee of principal and minimum interest. The Fixed Account Options are the Dollar Cost Averaging Fixed Account Option ("DCA Account") and the Standard Fixed Account Option. Fixed account assets are our general account assets. The Fixed Account Options may not be available in all states.

FIXED INCOME PAYMENTS -- A series of income payments that are fixed in amount.

GUARANTEE PERIOD -- A one year period during which we will credit a specific effective annual interest rate on an amount you allocate to the Standard Fixed Account Option.

INCOME PLAN -- A series of payments we will make on a scheduled basis to you or to another person designated by you. We will apply your money to provide these payments (called "income payments") on the Payout Start Date. Income payments will continue until we make the last payment required by the Income Plan you select. You can elect to receive income payments for life and/or for a pre-set number of years, and you may elect to receive fixed or variable income payments or a combination of both.

ISSUE DATE -- The date when the Contract becomes effective.

INVESTMENT ALTERNATIVES - The Variable Sub-Accounts and the Fixed Account
Options.

LATEST PAYOUT START DATE -- The latest date by which we apply your money to provide income payments under the Income Plan you select.

NET INVESTMENT FACTOR -- The factor we use to determine the value of an Accumulation Unit or annuity unit in any Valuation Period. We determine the net investment factor separately for each Variable Sub-Account.

NEW CONTRACT OWNER -- The Contract owner determined immediately after the death of any Contract owner or the Annuitant, if the Contract is owned by a company or other legal entity. The new Contract owner would be a surviving Contract owner or, if none, the Beneficiary.

NON-QUALIFIED PLAN -- A retirement plan which does not receive special tax treatment under Sections 401, 403(b), 408, 408A or 457 of the Tax Code.

PAYMENT YEAR -- Each twelve-month period measured from the date we receive a purchase payment.

PAYOUT PHASE -- The second of two phases during the life of your Contract. The Payout Phase begins on the Payout Start Date. During this phase, you receive income payments under the Income Plan you choose until we have made the last payment required by the plan.

PAYOUT START DATE -- The date on which we apply your money to an Income Plan.

PORTFOLIO(S) -- The underlying mutual funds in which the Variable Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment

                                  5 PROSPECTUS
company.

PURCHASE PAYMENTS -- Amounts paid to us as premium for the Contract by you or on your behalf.

QUALIFIED PLAN -- A retirement plan which receives special tax treatment under Sections 401, 403(b), 408 or 408A of the Tax Code or a deferred compensation plan for a state and local government or another tax exempt organization under
Section 457 of the Tax Code.

SETTLEMENT VALUE -- The amount we will pay in the event you fully withdraw all Contract Value. It is equal to the Contract Value, less any applicable premium taxes, income tax withholding, withdrawal charge, and the contract maintenance charge.

TAX CODE -- The Internal Revenue Code of 1986, as amended.

VALUATION DATE -- Each day the New York Stock Exchange ("NYSE") is open for business. Allstate is open for business on each day the NYSE is open.

VALUATION PERIOD -- The period of time over which we determine the change in the value of the Variable Sub-Accounts in order to price Accumulation Units and Annuity Units. Each Valuation Period begins at the close of normal trading on the NYSE (currently 3:00 p.m. Central Standard time on each Valuation Date) and ends at the close of the NYSE on the next Valuation Date.

VARIABLE ACCOUNT -- The Allstate Financial Advisors Separate Account I is a separate investment account composed of Variable Sub-Accounts that we established to receive and invest purchase payments paid under the Contract.

VARIABLE SUB-ACCOUNT -- A subdivision of the Variable Account, which invests exclusively in shares of one of the Portfolios.

VARIABLE INCOME PAYMENTS -- A series of income payments that vary in amount based on changes in the value of the Variable Sub-Accounts in which you are invested at that time.

WITHDRAWAL CHARGE -- The contingent deferred sales charge that we may assess if you withdraw your Contract Value.


QUESTIONS AND ANSWERS ABOUT SELECTDIRECTIONS/SM/
--------------------------------------------------------------------------------

The following are answers to some of the key questions you may have about the SelectDirections/SM/ Contract. Please read the remainder of this prospectus for more information.


1. WHAT IS SELECTDIRECTIONS/SM/?
SelectDirections/SM/ is a Contract between you (the Contract owner) and Allstate, a life insurance company, that is a flexible premium deferred variable annuity contract. It is designed for tax-deferred retirement investing and is available for non-qualified or qualified retirement plans.

Like all DEFERRED annuity contracts, SelectDirections/SM/ has two phases: the Accumulation Phase and the Payout Phase. During the ACCUMULATION PHASE, you can save for retirement by investing in the investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. During the PAYOUT PHASE, you can receive retirement income for life and/or for a pre-set number of years by selecting one of the Income Plans described in the answer to Question 2.

The amount of money you may accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will be used to determine the amount of your income payments during the Payout Phase.

The Accumulation Phase begins on the issue date and continues until the Payout Start Date. During the Accumulation Phase, you may invest your purchase payments in one or more of the Variable Sub-Accounts or, in most states, allocate them to the Fixed Account Options. The value of your Contract will depend on the investment performance of the Variable Sub-Accounts and the amount of interest we credit to the Fixed Account Options.

During the Accumulation Phase, each Variable Sub-Account invests in a single investment portfolio of a mutual fund. The Portfolios offer a range of investment objectives, from conservative to aggressive. You bear the entire investment risk on amounts you allocate to the Variable Sub-Accounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios. In some states, you may also allocate all or part of your Contract Value to the "Fixed Account Options", as described in the answer to Question 5.

During the Payout Phase, you will receive income payments for life and/or for a selected number of years under one of the Income Plans we offer. On the Payout Start Date, we will apply your money to provide income payments according to an Income Plan. Your income payments will continue until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a FIXED INCOME PAYMENT option, we will guarantee the amount of your payments, which will remain fixed. If you select a VARIABLE INCOME PAYMENT option, based on one or more of the Variable Sub-Accounts, the amount of your income payments will vary up or down depending on the performance of the corresponding Portfolio in which you are invested at that time.


                                  6 PROSPECTUS

2. WHAT INCOME PLANS DOES SELECTDIRECTIONS/SM/
OFFER? (See Income Payments page 25)
Beginning on the Payout Start Date, you may receive income payments on a fixed or a variable basis or a combination of the two. We offer a variety of Income Plans including:

.. a life annuity, with payments guaranteed for five to twenty years;

.. a joint and full survivorship annuity, with payments guaranteed for five to twenty years; and

.. fixed payments for a specified period of five to thirty years.

Call us to inquire about other options.

You may change your Income Plan at any time before the Payout Start Date. You may select the Payout Start Date. The latest date you may select, however, is the later of the tenth Contract Anniversary or the Annuitant's 90th birthday. If your Contract was issued in connection with a qualified plan, different deadlines may apply.

If you select an Income Plan that provides income payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Variable Sub-Accounts you have selected at that time. The fixed portion of your income payments, on the other hand, generally will be equal in amount to the initial payment we determine. As explained in more detail below, however, during the Payout Phase you will have a limited ability to change the relative weighting of the Variable Sub-Accounts on which your variable income payments are based or to increase the portion of your income payments consisting of fixed income payments.

3. HOW DO I BUY SELECTDIRECTIONS/SM/?
(See Purchases and Contract Value page 20)
You can obtain a Contract application from your Personal Financial Representative. Your initial purchase payment must be at least $1,200. We will not issue a Contract to you if either you or the Annuitant is older than age 90 before we receive your application.

4. WHAT ARE MY INVESTMENT ALTERNATIVES UNDER SELECTDIRECTIONS/SM/?
(See Variable Sub-Account Investments page 22)
During the Accumulation Phase, you can allocate and reallocate your investment among the Fixed Account Options and the Variable Sub-Accounts. Each Variable Sub-Account invests in a single Portfolio. The Portfolios we offer through the Variable Sub-Accounts under this Contract are:

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. Capital Appreciation Fund

AIM V.I. Diversified Income Fund

AIM V.I. Core Equity Fund Fund

AIM V.I. International Growth Fund

AIM V.I. Premier Equity Fund

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP):
Fidelity VIP Contrafund(R) Portfolio

Fidelity VIP Growth Portfolio

Fidelity VIP High Income Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Overseas Portfolio

Fidelity VIP Investment Grade Bond Portfolio

MFS(R) VARIABLE INSURANCE TRUST/SM/:
MFS Bond Series

MFS Investors Trust Series

MFS High Income Series

MFS New Discovery Series

OPPENHEIMER VARIABLE ACOUNT FUNDS
Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

VAN KAMPEN LIFE INVESTMENT TRUST:
Van Kampen LIT Comstock Portfolio

Van Kampen LIT Domestic Income Portfolio

Van Kampen LIT Emerging Growth Portfolio

Van Kampen LIT Money Market Portfolio



Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Portfolios.


5. WHAT ARE THE FIXED ACCOUNT OPTIONS?
(See Fixed Account Options Page 25)
We offer two Fixed Account Options: the Standard Fixed Account Option and the Dollar Cost Averaging Fixed Account Option. The Fixed Account Options may not be available in all states.

We credit interest daily to money allocated to the Fixed Account Options at a rate that compounds over one year to the interest rate we guaranteed when the money was allocated. We will credit interest on the initial purchase payment allocated to the Fixed Account Options from the issue date. We will credit interest to subsequent purchase payments allocated to the Fixed Account Options from the date we receive them at a rate declared by us. We will credit interest to transfers from the date the transfer is made.

STANDARD FIXED ACCOUNT OPTION. Money in the Standard Fixed Account Option will earn interest at the current rate in effect at the time of allocation or transfer to the Standard Fixed Account Option. We currently offer a one year Guarantee Period. Other Guarantee


                                  7 PROSPECTUS

Periods may be offered at our discretion. Subsequent renewal dates will be on anniversaries of the first renewal date. After the initial Guarantee Period, a renewal rate will be declared at our discretion. We guarantee that the money you place in the Standard Fixed Account Option will earn interest at an annual rate of at least 3.0%.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION. You may direct all or a portion of your purchase payments to the Dollar Cost Averaging Fixed Account Option ("DCA Account"). The minimum purchase payment amount that may be allocated to the DCA Account is $1,200. The purchase payments will earn interest for up to one year at the current rates in effect at the time of allocation. The effective annual rate will never be less than 3%.

Each purchase payment, plus interest, must be transferred out of the DCA Account to other investment alternatives, as designated by you, in equal monthly installments. The number of monthly installments must be no more than 12. At the end of the 12-month transfer period, any remaining portion of the purchase payment and interest will be allocated to other investment alternatives, as designated by you.

You may not transfer money from other investment alternatives to the DCA
Account.


6. WHAT ARE MY EXPENSES UNDER SELECTDIRECTIONS/SM/? (See expenses page 32)

CONTRACT MAINTENANCE CHARGE
Each year on the Contract Anniversary we subtract an annual contract maintenance charge of $35 from your Contract Value in the Variable Sub-Accounts. We will waive this charge if you pay $50,000 or more, in total purchase payments or if you have allocated all of your Contract Value to the Fixed Account Options on the Contract Anniversary.

During the Accumulation Phase, we will subtract the annual contract maintenance charge from the Van Kampen LIT Money Market Variable Sub-Account. If the Van Kampen LIT Money Market Variable Sub-Account has insufficient funds, then we will subtract the contract maintenance charge in equal parts from the other Variable Sub-Accounts in the proportion that your value in each bears to your total value in all Variable Sub-Accounts, excluding the Van Kampen LIT Money Market Variable Sub-Account.

After the Payout Start Date, the contract maintenance charge will be deducted in equal parts from each variable income payment. We waive this charge if on the Payout Start Date your Contract Value is $50,000, or more or if all payments are fixed income payments.

MORTALITY AND EXPENSE RISK CHARGE AND ADMINISTRATIVE EXPENSE CHARGE
If you select the Standard Death Benefit Rider, we impose a mortality and expense risk charge at an annual rate of 1.15% of your average daily net assets in the Variable Sub-Accounts and an administrative expense charge at an annual rate of .10% of your average daily net assets in the Variable Sub-Accounts. If you selected the Enhanced Death Benefit Rider, we impose a mortality and expense risk charge at an annual rate of 1.35% of your average daily net assets in the Variable Sub-Accounts and an administrative expense charge of an annual rate of 10% of your average daily net assets in the Variable Sub-Accounts. If you selected our optional Enhanced Death and Income Benefit Rider which is no longer available, we will charge a mortality and expense risk charge at an annual rate of 1.55% of your average daily net assets in the Variable Sub-Accounts and an administrative expense charge at an annual rate of .10% of your average daily net assets in the Variable Sub-Accounts. These charges are assessed each day during the Accumulation Phase and will be assessed during the Payout Phase if you choose variable income payments. We guarantee that we will not raise these charges.

TRANSFER FEE
Although we currently waive the transfer fee, the Contract permits us to charge you up to $10 per transfer for each transfer after the 12th transfer in any Contract Year.

WITHDRAWAL CHARGE
During the Accumulation Phase, you may withdraw all or part of your Contract Value before your death or, if the Contract is owned by a company or other legal entity, before the Annuitant's death. Certain withdrawals may be made without payment of any withdrawal charge. Other withdrawals are subject to the withdrawal charge.

In most states, we also may waive the withdrawal charge if you:

1. require long-term medical or custodial care outside the home;

2. become unemployed;

3. are diagnosed with a terminal illness; or

4. begin taking your required minimum distribution payments under a qualified plan. These provisions will apply to the Annuitant if the Contract is owned by a company or other legal entity.

Additional restrictions and costs may apply to Contracts issued in connection with qualified plans. In addition, withdrawals may trigger tax liabilities and
penalties.   Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
 You should consult with your tax counselor to determine what effect a withdrawal might have on your tax liability.

Each year, free of withdrawal charge, you may withdraw the free withdrawal amount which equals the greater of:

1. earnings not previously withdrawn; or

2. 15% of purchase payments that have been held by us for less than seven years.

                                  8 PROSPECTUS

Any free withdrawal amount which is not withdrawn during a Contract Year may not be carried over to increase the free withdrawal amount available in a subsequent year. In addition, you may withdraw, free of withdrawal charge, any purchase payment that has been held by us for more than seven years.

We calculate the withdrawal charge from the date you made the purchase payment(s) being withdrawn. The withdrawal charge will vary depending on the number of years since you made the purchase payment(s).

                                                       1    2     3    4    5   6    7     8+
Payment Year
-----------------------------------------------------------------------------------------------
Withdrawal Charge                                       7%  7%   6%   6%   5%   4%   3%    0
-----------------------------------------------------------------------------------------------

In determining withdrawal charges, we will treat your purchase payments as being withdrawn on a first-in first-out basis.

PREMIUM TAXES
We will deduct state premium taxes, which generally range from 0% to 3.50%, if you fully or partially withdraw your Contract Value, or if we pay out death benefit proceeds, or if you begin to receive regular income payments. We only charge premium taxes in those states that require us to pay premium taxes.

OTHER EXPENSES
In addition to our charges under the Contract, each Portfolio deducts fees and charges from its assets to pay its investment advisory fees and other expenses.


7. HOW WILL MY INVESTMENT IN SELECTDIRECTIONS/SM/ BE TAXED?
(See Federal Tax Matters page 36)

You should consult a qualified tax adviser for personalized answers. Generally, earnings under variable annuities are not taxed until amounts are withdrawn or distributions are made. This deferral of taxes is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income.

Special rules apply if the Contract is owned by a company or other legal entity. Generally, such an owner must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year.

8. DO I HAVE ACCESS TO MY MONEY?
(See Access To Your Money page 31)
At any time during the Accumulation Phase, we will pay you all or part of the value of your Contract, minus any applicable charge, if you request a full or partial withdrawal. Generally, a partial withdrawal must equal at least $50, and after the withdrawal your remaining Contract Value must equal at least $500.

Although you have access to your money during the Accumulation Phase, certain charges, such as the contract maintenance charge, the withdrawal charge, and premium tax charges, may be deducted if you withdraw all or part of your Contract Value. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

After the Payout Start Date, under variable income payments pursuant to Income Plan 3, you may be entitled to a full or partial withdrawal of the commuted value of the remaining variable income payments associated with the amount withdrawn. The minimum amount you may withdraw at a time is $1,000.

9. WHAT IS THE DEATH BENEFIT?
(See Death Benefits page 28)
We will pay a death benefit while the Contract is in force and before the Payout Start Date, if the Contract owner dies, or if the Annuitant dies and the Contract owner is not a natural person. To obtain payment of the death benefit, the Beneficiary must submit to us written proof of death as specified in the Contract. The Standard Death Benefit is the greatest of the following:

1. your total purchase payments reduced proportionately for any prior partial withdrawals;

2. your Contract Value on the date we determine the death benefit; or

3. the highest amount computed by taking your Contract Value on each Death Benefit Anniversary prior to the date we determine the death benefit, increased by any purchase payments made since that anniversary and reduced proportionately by any partial withdrawals made since that anniversary.

We also have an optional Enhanced Death Benefit Rider, which is described later in this prospectus.

We will determine the value of the death benefit as of the end of the Valuation Period during which we receive all of the information that we need to process the claim.

* The Enhanced Death and Income Benefit Rider, which was previously offered under this Contract, is available only to Contract owners who selected this option prior to May 1, 2000.

10. WHAT ELSE SHOULD I KNOW ABOUT SELECTDIRECTIONS/SM/?

ALLOCATION OF PURCHASE PAYMENTS
(See page 20)
In your Contract application, you may allocate your initial purchase payment to the Variable Sub-Accounts and the Fixed Account Options. You may make your allocations in specific dollar amounts or percentages, which must be whole numbers that add up to 100%. When you make subsequent purchase payments, you may again specify how you want your payments allocated. If you do not, we will automatically allocate the payment based on your most recent instructions. You may not allocate purchase payments to the Fixed Account Options


                                  9 PROSPECTUS
if they are not available in your state. Purchase payments allocated to the DCA Account must be at least $1,200.

TRANSFERS
(See Transfers During the Accumulation Phase Page 21)
During the Accumulation Phase, you may transfer Contract Value among the Variable Sub-Accounts and from the Variable Sub-Accounts to the Standard Fixed Account Option. The minimum amount that may be transferred is $100. If the total amount remaining in the Standard Fixed Account Option or in a Variable Sub-Account after a transfer would be less than $100, the entire amount will be transferred. Transfers into the DCA Account are not permitted.

The maximum amount you may transfer from the Standard Fixed Account Option during any Contract Year is the greater of 30% of the Standard Fixed Account Option balance as of the last Contract Anniversary or the greatest of any prior transfer from the Standard Fixed Account Option. This limit does not apply to dollar cost averaging. You may instruct us to transfer Contract Value by writing or calling us.

You may also use our Automatic Dollar Cost Averaging or Portfolio Rebalancing Programs. You may not use both programs at the same time.

DOLLAR COST AVERAGING
(See Automatic Dollar Cost Averaging Program Page 21)
Under the Automatic Dollar Cost Averaging Program, amounts are automatically transferred at regular intervals from the DCA Account or a Variable Sub-Account of your choosing to up to 8 options, including other Variable Sub-Accounts or the Standard Fixed Account Option. Transfers may be made monthly, quarterly, or annually. The Automatic Dollar Cost Averaging Program may not be available in all states.

AUTOMATIC PORTFOLIO REBALANCING
(See Automatic Portfolio Rebalancing Program Page 22)
Under the Automatic Portfolio Rebalancing Program, you can maintain the percentage of your Contract Value allocated to each Variable Sub-Account at a pre-set level. Investment results will shift the balance of your Contract Value allocations. If you elect rebalancing, we will automatically transfer your Contract Value back to the specified percentages at the frequency (monthly, quarterly, semi-annually, annually) that you specify. You may not include the Fixed Account Options in a Portfolio Rebalancing Program. You also may not elect rebalancing after the Payout Start Date.

You may not use the Dollar Cost Averaging and the Automatic Portfolio Rebalancing programs at the same time.

TRANSFERS DURING THE PAYOUT PHASE
(See Transfers During the Payout Phase page 27)
You may not make any transfers among the Variable Sub-Accounts for the first six months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts, but these transfers must be at least 6 months apart. You can make transfers from the Variable Sub-Account to increase your fixed income payments only if you have chosen Income Plan 3. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments

RETURN PRIVILEGE
(See Return Privilege page 19)
You may cancel the Contract by returning it to us within 20 days after you receive it, or after whatever longer period may be permitted by state law. You may return it by delivering it or mailing it to us or your Personal Financial Representative. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we (or your Personal Financial Representative) receive the Contract from you. The Contract Value may be more or less than your purchase payments. If this Contract is qualified under Section 408 of the Tax Code, we will refund the greater of any purchase payments or the Contract Value. In certain states, we are required to send you the amount of your purchase payments. Since state laws differ as to the consequences of returning a Contract, you should refer to your Contract for specific information about your circumstances.

11. WHO CAN I CONTACT FOR MORE INFORMATION?
You can write to us at:

  Allstate Life Insurance Company
  P.O. Box 80469
  Lincoln, Nebraska 68501-0469

Overnight mail address:

  Allstate Life Insurance Company
  Nebraska Service Center
  2940 S. 84th Street
  Lincoln, Nebraska 68506

Or call us at:

  1-800-632-3492

                                 10 PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of Purchase Payments)*

                                                                      Payment Year
--------------------------------------------------------------------------------------------------
                                                          1    2     3    4   5    6    7   8+
--------------------------------------------------------------------------------------------------
Withdrawal Charge Percentage                             7%    7%    6%   6%  5%   4%   3%   0%
--------------------------------------------------------------------------------------------------
Annual Contract Maintenance Charge                                      $35.00**
--------------------------------------------------------------------------------------------------
Transfer Fee                                                            $10.00***
--------------------------------------------------------------------------------------------------

  *Each Contract Year, you may withdraw up to the greater of 15% of your aggregate purchase payments that have been held by us for less than seven years or earnings not previously withdrawn, without incurring a withdrawal charge.

  ** We will waive this charge in certain cases.

  *** Applies solely to transfers after the 12th transfer in any contract year.
   We are currently waiving the transfer fee.


VARIABLE ACCOUNT EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
IN THE VARIABLE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT)

With the Enhanced Death and Income Benefit Rider*

Mortality and Expense Risk Charge                                        1.55%
-------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expense                                    1.65%
-------------------------------------------------------------------------------


With the Enhanced Death Benefit Rider Only

Mortality and Expense Risk Charge                                        1.35%
-------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expense                                    1.45%
-------------------------------------------------------------------------------


With the Standard Death Benefit

Mortality and Expense Risk Charge                                        1.15%
-------------------------------------------------------------------------------
Administrative Expense Charge                                            0.10%
-------------------------------------------------------------------------------
Total Variable Account Annual Expense                                    1.25%
-------------------------------------------------------------------------------


  *The Enhanced Death and Income Benefit Rider is available only to Contract owners who selected this option prior to May 1, 2000.

                                  11 PROSPECTUS

Portfolio Annual Expenses (as a percentage of Portfolio average daily net assets)(1)

                                                                       Total
                                                                     Portfolio
                                              Management   Other      Annual
Portfolio                                        Fees     Expenses   Expenses
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series     0.61%      0.24%       0.85%
I
-------------------------------------------------------------------------------
AIM V.I. Core Equity Fund  - Series I (2)       0.61%      0.21%       0.82%
-------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund - Series I     0.60%      0.33%       0.93%
-------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series     0.73%      0.31%       1.05%
I (2)
-------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund  - Series I (2)    0.60%      0.25%       0.85%
-------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio  - Initial    0.58%      0.10%       0.68%
Class (3)
-------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Initial         0.58%      0.10%       0.68%
Class (3)
-------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio - Initial    0.58%      0.13%       0.71%
Class (3)
-------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Initial      0.24%      0.11%       0.35%
Class (4)
-------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio    0.43%      0.11%       0.54%
- Initial Class
-------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio - Initial       0.73%      0.19%       0.92%
Class (3)
-------------------------------------------------------------------------------
MFS Bond Series - Initial Class (5,6)           0.60%      0.15%       0.75%
-------------------------------------------------------------------------------
MFS High Income Series - Initial Class (5,6)    0.75%      0.16%       0.91%
-------------------------------------------------------------------------------
MFS Investors Trust Series - Initial Class      0.75%      0.15%       0.90%
(5)
-------------------------------------------------------------------------------
MFS New Discovery Series - Initial Class        0.90%      0.16%       1.06%
(5,6)
-------------------------------------------------------------------------------
Oppenheimer Bond Fund/VA                        0.72%      0.05%       0.77%
-------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA        0.64%      0.04%       0.68%
-------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA           0.64%      0.06%       0.70%
-------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA                 0.74%      0.05%       0.79%
-------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Growth        0.75%      0.30%       1.05%
Fund/VA
-------------------------------------------------------------------------------
Van Kampen LIT Comstock Portfolio, Class I      0.60%      0.21%       0.81%
-------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth Portfolio,       0.70%      0.06%       0.76%
Class I
-------------------------------------------------------------------------------
Van Kampen LIT Government Portfolio, Class I    0.50%      0.21%       0.71%
(7)
-------------------------------------------------------------------------------
Van Kampen LIT Money Market Portfolio, Class    0.50%      0.34%       0.84%
I (7)
-------------------------------------------------------------------------------



(1) Figures shown in the Table are for the year ended December 31, 2001 (except as otherwise noted).

(2) Effective May 1, 2002 the following Funds' changed names from AIM V.I. Growth and Income Fund - Series I, AIM V.I. International Equity Fund - Series I and AIM V.I. Value Fund - Series I to AIM V.I. Core Equity Fund - Series I, AIM V.I. International Growth Fund - Series I and AIM V.I. Premier Equity Fund - Series I, respectively.

(3) Actual "Total Portfolio Annual Expenses" were lower because a portion of the brokerage commissions that the Portfolios paid was used to reduce the Portfolios' expenses. In addition, through arrangements with the Portfolios' custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. These offsets may be discontinued at any time. Had these offsets been taken into account, "Total Portfolio Annual Expenses" would have been 0.64% for Contrafund Portfolio, 0.65% for Growth Portfolio, 0.70% for High Income Portfolio and 0.87% for Overseas Portfolio.

(4) The Portfolio's manager has voluntarily agreed to reimburse expenses to the extent that "Total Portfolio Annual Expenses" (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the Portfolios' manager at any time. Including this reimbursement, the "Management Fees", "Other Expenses" and "Total Portfolio Annual Expenses" in 2001 were 0.24%, 0.04% and 0.28%, respectively.

(5) Each Portfolio has an expense offset arrangement which reduces the Portfolios' custodian fee based upon the amount of cash maintained by the Portfolio with its custodian and dividend disbursing agent. Each Portfolio may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Portfolios' expenses. "Other Expenses" do not take these expense reductions into account, and are therefore higher than the actual expenses of the Portfolios. Had these fee reductions been taken into account, "Total Portfolio Annual Expenses" would have been lower and would equal 0.75% for Bond Series, 0.90% for High Income Series, 0.89% for Investors Trust Series and 1.05% for New Discovery Series.


                                       12 PROSPECTUS

(6) MFS has contractually agreed, subject to reimbursement, to bear expenses for these Portfolios such that "Other Expenses" (after taking into account the expense offset arrangement described in note 5 above), do not exceed 0.15% of the average daily net assets of the Portfolios during the current fiscal year. Without these fee arrangements "Total Portfolio Annual Expenses" would have been 1.00% for Bond Series, 1.01% for High Income Series and 1.09% for New Discovery Series. These contractual fee arrangements will continue at least until May 1, 2003, unless changed with the consent of the board of trustees which oversee the Portfolios.



(7) "Total Portfolio Annual Expenses" listed in the table above reflect gross ratios prior to any voluntary waivers/ reimbursements of expenses. The Portfolio's manager has voluntarily agreed to reimburse expenses to the extent "Total Portfolio Annual Expenses" exceed 0.60%. This arrangement can be discontinued by the Portfolios' manager at any time. Including this reimbursement, "Management Fees", "Other Expenses" and "Total Portfolio Annual Expenses" were 0.39%, 0.21% and 0.60% for Government Portfolio and 0.26%, 0.34% and 0.60% for Money Market Portfolio, respectively.

                                 13 PROSPECTUS

EXAMPLES

EXAMPLE 1A
Example 1A below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $1,000 in a Variable Sub-Account;

.. earned a 5% annual return on your investment;

.. fully withdrew from your Contract, or began receiving income payments for a specified period of less than 120 months, at the end of each time period; and

.. elected the Enhanced Death and Income Benefit Rider (with total Variable
  Account expenses of 1.65%).

The Enhanced Death and Income Benefit Rider is available only to contract owners who selected this option prior to May 1, 2000. If the Enhanced Death and Income Benefit Rider had not been elected, the expense figures shown below would be slightly lower.


                                           1 Year  3 Years  5 Years   10 Years
Variable Sub-Account
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation               $86     $133     $174       $296
-------------------------------------------------------------------------------
AIM V.I. Core Equity                        $86     $132     $172       $293
-------------------------------------------------------------------------------
AIM V.I. Diversified Income                 $87     $135     $178       $304
-------------------------------------------------------------------------------
AIM V.I. International Growth               $88     $139     $184       $316
-------------------------------------------------------------------------------
AIM V.I. Premier Equity                     $86     $133     $174       $296
-------------------------------------------------------------------------------
Fidelity VIP Contrafund                     $84     $128     $165       $279
-------------------------------------------------------------------------------
Fidelity VIP Growth                         $84     $128     $165       $279
-------------------------------------------------------------------------------
Fidelity VIP High Income                    $85     $129     $167       $282
-------------------------------------------------------------------------------
Fidelity VIP Index 500                      $81     $118     $148       $244
-------------------------------------------------------------------------------
Fidelity VIP Investment Grade               $83     $123     $158       $264
-------------------------------------------------------------------------------
Fidelity VIP Overseas                       $87     $135     $177       $303
-------------------------------------------------------------------------------
MFS Bond                                    $85     $130     $169       $286
-------------------------------------------------------------------------------
MFS High Income                             $86     $131     $171       $290
-------------------------------------------------------------------------------
MFS Investors Trust                         $88     $139     $184       $316
-------------------------------------------------------------------------------
MFS New Discovery                           $87     $134     $176       $301
-------------------------------------------------------------------------------
Oppenheimer Bond                            $87     $135     $177       $302
-------------------------------------------------------------------------------
Oppenheimer Capital Appreciation            $85     $128     $166       $281
-------------------------------------------------------------------------------
Oppenheimer Global Securities               $88     $139     $184       $317
-------------------------------------------------------------------------------
Oppenheimer High Income                     $85     $130     $170       $288
-------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap           $84     $128     $165       $279
-------------------------------------------------------------------------------
Van Kampen LIT Comstock                     $86     $132     $172       $292
-------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth              $85     $130     $169       $287
-------------------------------------------------------------------------------
Van Kampen LIT Government                   $85     $129     $167       $282
-------------------------------------------------------------------------------
Van Kampen LIT Money Market                 $86     $133     $173       $295
-------------------------------------------------------------------------------

*The Enhanced Death and Income benefit Rider is available only to Contract owners who selected this option prior to May 1, 2000.


                                       14 PROSPECTUS

EXAMPLE 1B
Example 1B below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $1,000 in a Variable Sub-Account;

.. earned a 5% annual return on your investment;

.. fully withdrew from your Contract, or began receiving income payments for a specified period of less than 120 months, at the end of each time period; and

.. elected the Enhanced Death Benefit Rider (with total Variable Account expenses of 1.45%).



Variable Sub-Account                       1 Year  3 Years  5 Years   10 Years
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation               $84     $127     $163       $276
-------------------------------------------------------------------------------
AIM V.I. Core Equity                        $84     $126     $162       $272
-------------------------------------------------------------------------------
AIM V.I. Diversified Income                 $85     $129     $168       $284
-------------------------------------------------------------------------------
AIM V.I. International Growth               $86     $133     $174       $296
-------------------------------------------------------------------------------
AIM V.I. Premier Equity                     $84     $127     $163       $276
-------------------------------------------------------------------------------
Fidelity VIP Contrafund                     $82     $122     $155       $258
-------------------------------------------------------------------------------
Fidelity VIP Growth                         $82     $122     $155       $258
-------------------------------------------------------------------------------
Fidelity VIP High Income                    $83     $122     $156       $261
-------------------------------------------------------------------------------
Fidelity VIP Index 500                      $79     $111     $138       $223
-------------------------------------------------------------------------------
Fidelity VIP Investment Grade               $81     $117     $147       $243
-------------------------------------------------------------------------------
Fidelity VIP Overseas                       $85     $129     $167       $283
-------------------------------------------------------------------------------
MFS Bond                                    $83     $124     $158       $265
-------------------------------------------------------------------------------
MFS High Income                             $84     $125     $160       $269
-------------------------------------------------------------------------------
MFS Investors Trust                         $86     $133     $174       $296
-------------------------------------------------------------------------------
MFS New Discovery                           $85     $128     $166       $281
-------------------------------------------------------------------------------
Oppenheimer Bond                            $85     $129     $167       $282
-------------------------------------------------------------------------------
Oppenheimer Capital Appreciation            $83     $122     $156       $260
-------------------------------------------------------------------------------
Oppenheimer Global Securities               $86     $133     $174       $297
-------------------------------------------------------------------------------
Oppenheimer High Income                     $83     $124     $159       $267
-------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap           $82     $122     $155       $258
-------------------------------------------------------------------------------
Van Kampen LIT Comstock                     $84     $126     $161       $271
-------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth              $83     $124     $159       $266
-------------------------------------------------------------------------------
Van Kampen LIT Government                   $83     $122     $156       $261
-------------------------------------------------------------------------------
Van Kampen LIT Money Market                 $84     $126     $163       $274
-------------------------------------------------------------------------------

                                 15 PROSPECTUS

EXAMPLE 2A
Same assumptions as Example 1A, except that you decided not to surrender your Contract, or you began receiving income payments for life or for at least 120 months under an Income Plan for a specified period, at the end of each period.

Variable Sub-Account                                 1 Year  3 Years  5 Years   10 Years
-----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                         $27      $82     $140       $296
-----------------------------------------------------------------------------------------
AIM V.I. Core Equity                                  $26      $81     $138       $293
-----------------------------------------------------------------------------------------
AIM V.I. Diversified Income                           $28      $84     $144       $304
-----------------------------------------------------------------------------------------
AIM V.I. International Growth                         $29      $88     $150       $316
-----------------------------------------------------------------------------------------
AIM V.I. Premier Equity                               $27      $82     $140       $296
-----------------------------------------------------------------------------------------
Fidelity VIP Contrafund                               $25      $77     $131       $279
-----------------------------------------------------------------------------------------
Fidelity VIP Growth                                   $25      $77     $131       $279
-----------------------------------------------------------------------------------------
Fidelity VIP High Income                              $25      $78     $133       $282
-----------------------------------------------------------------------------------------
Fidelity VIP Index 500                                $22      $67     $114       $244
-----------------------------------------------------------------------------------------
Fidelity VIP Investment Grade                         $24      $72     $124       $264
-----------------------------------------------------------------------------------------
Fidelity VIP Overseas                                 $27      $84     $143       $303
-----------------------------------------------------------------------------------------
MFS Bond                                              $26      $79     $135       $286
-----------------------------------------------------------------------------------------
MFS High Income                                       $26      $80     $137       $290
-----------------------------------------------------------------------------------------
MFS Investors Trust                                   $29      $88     $150       $316
-----------------------------------------------------------------------------------------
MFS New Discovery                                     $27      $83     $142       $301
-----------------------------------------------------------------------------------------
Oppenheimer Bond                                      $27      $84     $143       $302
-----------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation                      $23      $77     $132       $281
-----------------------------------------------------------------------------------------
Oppenheimer Global Securities                         $29      $88     $150       $317
-----------------------------------------------------------------------------------------
Oppenheimer High Income                               $26      $79     $136       $288
-----------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap                     $25      $77     $131       $279
-----------------------------------------------------------------------------------------
Van Kampen LIT Comstock                               $26      $81     $138       $292
-----------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth                        $26      $79     $135       $287
-----------------------------------------------------------------------------------------
Van Kampen LIT Government                             $25      $78     $133       $282
-----------------------------------------------------------------------------------------
Van Kampen LIT Money Market                           $27      $82     $139       $295
-----------------------------------------------------------------------------------------

                                 16 PROSPECTUS

EXAMPLE 2B
Same assumptions as Example 1B, except that you decided not to surrender your Contract, or you began receiving income payments for life or for at least 120 months under an Income Plan for a specified period, at the end of each period.

Variable Sub-Account                       1 Year  3 Years  5 Years   10 Years
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation               $25      $76     $129       $276
-------------------------------------------------------------------------------
AIM V.I. Core Equity                        $24      $75     $128       $272
-------------------------------------------------------------------------------
AIM V.I. Diversified Income                 $25      $78     $134       $284
-------------------------------------------------------------------------------
AIM V.I. International Growth               $27      $82     $140       $296
-------------------------------------------------------------------------------
AIM V.I. Premier Equity                     $25      $76     $129       $276
-------------------------------------------------------------------------------
Fidelity VIP Contrafund                     $23      $71     $121       $258
-------------------------------------------------------------------------------
Fidelity VIP Growth                         $23      $71     $121       $258
-------------------------------------------------------------------------------
Fidelity VIP High Income                    $23      $71     $122       $261
-------------------------------------------------------------------------------
Fidelity VIP Index 500                      $20      $60     $104       $223
-------------------------------------------------------------------------------
Fidelity VIP Investment Grade               $21      $66     $113       $243
-------------------------------------------------------------------------------
Fidelity VIP Overseas                       $25      $78     $133       $283
-------------------------------------------------------------------------------
MFS Bond                                    $24      $73     $124       $265
-------------------------------------------------------------------------------
MFS High Income                             $24      $74     $126       $269
-------------------------------------------------------------------------------
MFS Investors Trust                         $27      $82     $140       $296
-------------------------------------------------------------------------------
MFS New Discovery                           $25      $77     $132       $281
-------------------------------------------------------------------------------
Oppenheimer Bond                            $25      $78     $133       $282
-------------------------------------------------------------------------------
Oppenheimer Capital Appreciation            $23      $71     $122       $260
-------------------------------------------------------------------------------
Oppenheimer Global Securities               $27      $82     $140       $297
-------------------------------------------------------------------------------
Oppenheimer High Income                     $24      $73     $125       $267
-------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap           $23      $71     $121       $258
-------------------------------------------------------------------------------
Van Kampen LIT Comstock                     $24      $75     $127       $271
-------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth              $24      $73     $125       $266
-------------------------------------------------------------------------------
Van Kampen LIT Domestic Income              $23      $71     $122       $261
-------------------------------------------------------------------------------
Van Kampen LIT Money Market                 $25      $75     $129       $274
-------------------------------------------------------------------------------

                                  17 PROSPECTUS

EXPLANATION OF EXPENSE TABLE AND EXAMPLES
--------------------------------------------------------------------------------

(1) We have included the Expense Table and examples shown above to assist you in understanding the costs and expenses that you will bear directly or indirectly by investing in the Variable Account. The Expense Table reflects expenses of the Variable Account as well as the Portfolios. For additional information, you should read "Expenses," page 32; you should also read the sections relating to expenses of the Portfolios in their prospectuses. The examples assume that any fund expense waivers or reimbursement arrangements described in the footnotes on pages 12-13 are in effect for the time periods presented in the examples.The examples do not include any income taxes or tax penalties you may be required to pay if you fully withdraw your Contract Value.

(2) The examples assume that you did not make any transfers. We are currently waiving the transfer fee, but in the future, we may decide to charge $10 for each transfer after the 12th transfer in any Contract Year. Premium taxes are not reflected. Currently, we deduct premium taxes (which generally range from 0% to 3.5%) from the Contract Value upon full withdrawal, payment of death benefit proceeds, or on the Payout Start Date.

(3) The examples reflect the $35 contract maintenance charge as an annual charge of 0.175%, which we calculated by dividing the total amount of contract maintenance charges expected to be collected during a year by an assumed average investment of $20,000 in the Variable Sub-Accounts.

(4) The examples reflect the Free Withdrawal Amounts, if applicable.

(5) Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

                                 17 PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the accumulation unit ("Accumulation Unit"). Each Variable Sub-Account has a separate value for its Accumulation Units we call accumulation unit value ("Accumulation Unit Value"). Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since its inception. To obtain a fuller picture of each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Allstate also appear in the Statement of Additional Information.

                                 18 PROSPECTUS

DESCRIPTION OF THE SELECTDIRECTIONS/SM/ CONTRACT
--------------------------------------------------------------------------------

SUMMARY
SelectDirections/SM/ is a flexible premium deferred variable annuity contract designed to aid you in long-term financial planning. You may add to the Contract Value by making additional purchase payments at any time. In addition, the Contract Value will change to reflect the performance of the Variable Sub-Accounts to which you allocate or transfer your purchase payments, as well as to reflect interest credited to amounts allocated to the Fixed Account Options.

During the Accumulation Phase, you may withdraw your Contract Value by making a partial or full withdrawal. After the Payout Start Date, we will pay you benefits under the Contract in the form of income payments, either for the life of the Annuitant or for a fixed number of years. All of these features are described in more detail below.

CONTRACT OWNER
As the Contract owner, you are the person usually entitled to exercise all rights of ownership under the Contract. You usually are the person entitled to receive benefits under the Contract or to choose someone else to receive benefits. If your Contract was issued under a qualified plan, however, then the plan may limit or modify your rights and privileges under the Contract and may limit your right to choose someone else to receive benefits. We will not issue a Contract to a purchaser who has reached his or her 91st birthday, or where the Annuitant has reached his or her 91st birthday.

ANNUITANT
The Annuitant is the living person whose life span is used to determine income payments. You initially designate an Annuitant in your application. You may change the Annuitant at any time before income payments begin. If your Contract was issued under a plan qualified under Sections 403, 408 or 408A of the Tax Code, then you must be the Annuitant. When you select an Income Plan, you may also name a joint Annuitant, who is a second person on whose life income payments depend. Additional restrictions may apply in the case of qualified plans. If you are not the Annuitant and the Annuitant dies before income payments begin, then either you become the new Annuitant or you must name another person as the new Annuitant. If the Annuitant dies before the payout start date, the new Annuitant will be the youngest owner, otherwise the youngest Beneficiary. You must attest that the Annuitant is alive in order to begin to receive income payments under your Contract.

MODIFICATION OF THE CONTRACT
Only an Allstate officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents (e.g., your Personal Financial Representative) has the authority to change or waive the provisions of the Contract.

We are permitted to change the terms of the Contract if it is necessary to comply with changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT
Before the Payout Start Date, if the Annuitant is still alive, you may assign a Contract issued under a non-qualified plan that is not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA"). If a Contract is issued pursuant to a qualified plan or a non-qualified plan that is subject to Title 1 of ERISA, the law prohibits some types of assignments, pledges and transfers and imposes special conditions on others. An assignment may also result in taxes or tax penalties.

We will not be bound by any assignment until we receive written notice of it. Accordingly, until we receive written notice of an assignment, we will continue to act as though the assignment had not occurred. We are not responsible for the validity of any assignment.

BECAUSE OF THE POTENTIAL TAX CONSEQUENCES AND ERISA ISSUES ARISING FROM AN ASSIGNMENT, YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

RETURN PRIVILEGE
If you are not satisfied with this Contract for any reason, you may cancel it by returning it to us within 20 days after you receive it, or within whatever longer period may be permitted by state law. You may return it by delivering it to your Personal Financial Representative or mailing it to us. If you return the Contract, then the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we (or your Personal Financial Representative) receive the Contract from you. The Contract Value at that time may be more or less than your purchase payments. If this Contract is qualified under Section 408 of the Tax Code, we will refund the greater of any purchase payments or the Contract Value.

In certain states, if you exercise your "Return Privilege" rights, we are required to return the amount of your purchase payments. Currently, if you live in one of those states, on the issue date we will allocate your purchase payment to the Variable Sub-Accounts and the Fixed Account Options as you specified in your application. However, we reserve the right in the future to delay allocating your purchase payments to the Variable Sub-Accounts you have selected or to the Fixed Account Options until 20 days after the issue date or, if your state's Return Privilege period is longer than ten days, for ten days plus the period required by state law.

                                 19 PROSPECTUS

PURCHASES AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASING THE CONTRACT
You may purchase the Contract with an initial purchase payment of $1,200 or more. The maximum age of the oldest Contract owner and Annuitant cannot exceed 90 as of the date we receive the completed application. The initial purchase payment is the only payment we require you to make under the Contract. There are no requirements on how many payments to make.

After the initial purchase payment, you decide the amount of each subsequent payment, except that each additional purchase payment must be $100 or more. You may add money to your Contract automatically through the Automatic Payment Plan for as little as $25 per month. We may lower these minimums if we choose. We may limit the dollar amount of purchase payments we will accept in the future. We may refuse any purchase payment at any time.

AUTOMATIC PAYMENT PLAN
You may make scheduled additional purchase payments of $25 or more per month ($1,200 or more per year for purchase payments allocated to the DCA Account) by automatic payment through your bank account. Call or write us for an enrollment form.

ALLOCATION OF PURCHASE PAYMENTS
You may allocate your purchase payments to the Variable Sub-Account(s) and the Fixed Account Options in the proportions that you select, provided they meet the minimum allocation amounts described in this prospectus. You must specify your allocation in your Contract application, either as percentages or specific dollar amounts. If you make your allocation in percentages, the total must equal 100%. We will allocate your subsequent purchase payments in those percentages, until you give us new allocation instructions. You may not allocate purchase payments to a Fixed Account Option if it is not available in your state.

If your application is complete and your purchase payment has been received at our P.O. Box shown on the first page of this prospectus, we will issue your Contract within two business days of its receipt. If your application is incomplete, we will notify you and seek to complete the application within five business days. For example, if you do not fill in allocation percentages, we will contact you to obtain the missing percentages. If we cannot complete your application within five business days after we receive it, we will return your application and your purchase payment, unless you expressly permit us to take a longer time.

Usually, we will allocate your initial purchase payment to the Variable Sub-Accounts and the Fixed Account Options, as you have instructed us, on the issue date. We will allocate your subsequent purchase payments on the date that we receive them at the next computed Accumulation Unit Value.

We determine the number of Accumulation Units in each Variable Sub-Account to allocate to your Contract by dividing that portion of your purchase payment allocated to a Variable Sub-Account by that Variable Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

CONTRACT VALUE
We will establish an account for you and will maintain your account during the Accumulation Phase. The total value of your Contract at any time is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.

VARIABLE ACCOUNT ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect changes in the share price of the Portfolio in which the Variable Sub-Account invests. In addition, we subtract from Accumulation Unit Value amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value. We determine withdrawal charges, transfer fees and contract maintenance charges separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.

We determine a separate Accumulation Unit Value for each Variable Sub-Account. We will also determine separate sets of Accumulation Unit Values reflecting the cost of the enhanced benefit riders. If we elect or are required to assess a charge for taxes, we may calculate a separate Accumulation Unit Value for Contracts issued in connection with non-qualified and qualified plans, respectively, within each Variable Sub-Account. We determine the Accumulation Unit Value for each Variable Sub-Account Monday through Friday on each day that the New York Stock Exchange is open for business.

You should refer to the Portfolios' prospectuses which accompany this prospectus for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.

                                 20 PROSPECTUS

TRANSFERS
--------------------------------------------------------------------------------

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the Standard Fixed Account Option and the Variable Sub-Accounts in writing or by telephone/fax. The minimum amount that may be transferred from the Standard Fixed Account Option or the Variable Sub-Accounts is $100. If the total amount remaining in the Standard Fixed Account Option or the Variable Sub-Accounts after a transfer would be less than $100, the entire amount will be transferred.

As a general rule, we only accept and process transfers on days when we and the New York Stock Exchange ("NYSE") are open for business (a Valuation Date). If we receive your request on one of those days, we will process the transfer that day. We will process transfer requests that we receive before 3:00 p.m. Central Standard Time on any Valuation Date using the Accumulation Unit Value at the end of that date. We will process requests completed after 3:00 p.m. Central Standard Time using the Accumulation Unit Value for the next Valuation Date.

The Contract permits us to defer transfers from the fixed account for up to six months from the date you ask us.

You may not transfer Contract Value into the Dollar Cost Averaging Fixed Account Option.

TRANSFERS AUTHORIZED BY TELEPHONE
You may make transfers by telephone by calling 1-800-632-3492. The cut off time for telephone transfer requests is 3:00 p.m. Central Standard Time. Calls completed before 3:00 p.m. Central Standard Time will be effected on that day at that day's closing price. We will not process telephone requests received after 3:00 p.m. Central Standard Time on any Valuation Date.

In the event that the NYSE closes early, i.e., before 3:00 p.m. Central Standard Time, or if the NYSE closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the NYSE on that particular day. We will not process telephone transfer requests received from you at any telephone number other than 1-800-632-3492, or received after the close of trading on the NYSE. If you own the Contract with a joint Contract owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract owner. In addition, we may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM
Under our Automatic Dollar Cost Averaging Program, you may authorize us to transfer a fixed dollar amount at fixed intervals from the "DCA Account" or a Variable Sub-Account of your choosing to up to 8 options, including other Variable Sub-Accounts or the Standard Fixed Account Option. The interval between transfers from the DCA Account may be monthly only. The interval between transfers from Variable Sub-Accounts may be monthly, quarterly, or annually, at your option. The transfers will be made at the Accumulation Unit Value on the date of the transfer. The transfers will continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted.

Currently, the minimum transfer amount is $100 per transfer. However, if you wish to dollar cost average to a Standard Fixed Account Option, the minimum amount that must be transferred into any one option is $500. We may change this minimum or grant exceptions. If you elect this program, the first transfer will occur one interval after your issue date. You may not use the Automatic Dollar Cost Averaging Program to transfer amounts from the Standard Fixed Account Option.

Please refer to the Dollar Cost Averaging Fixed Account Option on page 25 for additional information on the use of the DCA Account within the Automatic Dollar Cost Averaging Program.

Your request to participate in this program will be effective when we receive your completed application at the address on the first page of this prospectus. Call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfers under the Automatic Dollar Cost Averaging Program. We will not charge a transfer fee for dollar cost averaging.

The theory of dollar cost averaging is that you will purchase greater numbers of units when the unit prices are relatively low rather than when the prices are higher. As a result, when purchases are made at fluctuating prices, the average cost per unit is less than the average of the unit prices on the purchase dates.

However, participation in this program does not assure you of a greater profit from your purchases under the program; nor will it prevent or necessarily reduce losses in a declining market. You may not use the Automatic Dollar Cost Averaging and Portfolio Rebalancing Programs at the same time.

The Automatic Dollar Cost Averaging Program may not be available in all states.

                                 21 PROSPECTUS

AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Sub-Account at a pre-set level. For example, you could specify that 30% of your Contract Value should be in the AIM V.I. Premier Equity Portfolio, 40% in the MFS Bond Portfolio and 30% in Fidelity VIP Overseas Portfolio. Over time, the variations in each Variable Sub-Account's investment results will shift the balance of your Contract Value allocations. Under the Automatic Portfolio Rebalancing Program, each period, if the allocations change from your desired percentages, we will automatically transfer your Contract Value, including new purchase payments (unless you specify otherwise), back to the percentages you specify. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

You may choose to have a rebalance made monthly, quarterly, semi-annually, or annually until your Payout Start Date. The Automatic Portfolio Rebalancing Program is not available after the Payout Start Date. We will not charge a transfer fee for portfolio rebalancing. No more than eight Variable Sub-Accounts can be included in the Automatic Portfolio Rebalancing Program at one time. You may not include the Standard Fixed Account Option in the Automatic Portfolio Rebalancing Program.

You may request portfolio rebalancing at any time beforeyour Payout Start Date by submitting a completed written request to us at the address given on the first page of this prospectus. Please call or write us for a copy of the request form. If you stop portfolio rebalancing, you must wait 30 days to begin again.

In your request, you may specify a date for your first rebalancing. If you specify a date fewer than 30 days after your issue date, your first rebalance will be delayed one month. If you request portfolio rebalancing in your Contract application and do not specify a date for your first rebalancing, your first rebalance will occur one period after the issue date. For example, if you specify quarterly rebalancing, your first rebalance will occur three months after your issue date. Otherwise, your first rebalancing will occur one period after we receive your completed request form. All subsequent rebalancing will occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Contract Anniversary date.

Generally, you may change the allocation percentages, frequency, or choice of Variable Sub-Accounts at any time. If your total Contract Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of portfolio rebalancing. You may not use the Automatic Dollar Cost Averaging and Portfolio Rebalancing Programs at the same time. We may change, terminate, limit, or suspend portfolio rebalancing at any time.

EXCESSIVE TRADING LIMITS
We reserve the right to limit transfers among the Variable Sub-Accounts in any Contract Year, or to refuse any Variable Sub-Account transfer request, if:

.. we believe, in our sole discretion, that excessive trading by such Contract owner or owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Portfolios or would be to the disadvantage of other Contract owners; or

.. we are informed by one or more of the corresponding Portfolios that they intend to restrict the purchase or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.

THE INVESTMENT ALTERNATIVES
--------------------------------------------------------------------------------

VARIABLE SUB-ACCOUNT INVESTMENTS

THE PORTFOLIOS
Each of the Variable Sub-Accounts of the Variable Account invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company. We have briefly described the Portfolios below. You should consult the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy.

NO ONE CAN PROMISE THAT THE PORTFOLIOS WILL MEET THEIR INVESTMENT OBJECTIVES. Amounts you have allocated to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

                                 22 PROSPECTUS

INVESTMENT OBJECTIVES OF THE PORTFOLIOS
CERTAIN PORTFOLIOS HAVE SIMILAR INVESTMENT OBJECTIVES. YOU SHOULD CAREFULLY REVIEW THE PROSPECTUSES FOR THE PORTFOLIOS BEFORE INVESTING.

PORTFOLIO:                                                    EACH PORTFOLIO SEEKS:          INVESTMENT ADVISOR
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund*                           Growth of capital.
---------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund*                                    Growth of capital with a
                                                              secondary objective of          A I M ADVISORS, INC.
                                                              current income.
---------------------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund*                             High level of current income.
---------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund*                           Long-term growth of capital.
---------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                                  Long-term growth of capital.
                                                              Income is a secondary
                                                              objective.
---------------------------------------------------------------------------------------------
Fidelity VIP CONTRAFUND(R)                                    Long-term capital
                                                              appreciation.
---------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                                 Capital appreciation.
---------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio                            High level of current income   FIDELITY MANAGEMENT &
                                                              while also considering growth  RESEARCH COMPANY
                                                              of capital.
---------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio                              Investment results that
                                                              correspond to the total
                                                              return of common stocks
                                                              publicly traded in the United
                                                              States, as represented by the
                                                              S&P 500.                       ------------------------
---------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond                            High level of current income.
---------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio                               Long-term growth of capital.
---------------------------------------------------------------------------------------------
MFS Bond Series                                               As high a level of current
                                                              income as is believed to be
                                                              consistent with prudent risk.
                                                              Its secondary objective is to
                                                              protect shareholders'
                                                              capital.
---------------------------------------------------------------------------------------------
MFS High Income Series                                        High current income by         MFS INVESTMENT
                                                              investing primarily in a       MANAGEMENT
                                                              professionally managed
                                                              diversified portfolio of
                                                              fixed income securities, some
                                                              of which may involve equity
                                                              features.
---------------------------------------------------------------------------------------------
MFS Investors Trust Series                                    Long-term growth of capital
                                                              with a secondary objective to
                                                              seek reasonable current
                                                              income.                        ------------------------
---------------------------------------------------------------------------------------------
MFS New Discovery Series                                      Capital appreciation.
---------------------------------------------------------------------------------------------
Oppenheimer Bond Fund/VA                                      High level of current income.
                                                              As a secondary objective, the
                                                              Portfolio seeks capital
                                                              appreciation when consistent
                                                              with its primary objective.     OPPENHEIMER FUNDS, INC.
---------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA                      Capital appreciation.
---------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                         Long-term capital
                                                              appreciation.
---------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA                               High level of current income.
---------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/ VA                    Capital appreciation.
---------------------------------------------------------------------------------------------
Van Kampen LIT Comstock Portfolio                             Capital growth and income
                                                              through investments in equity
                                                              securities, including common
                                                              stocks, preferred stocks and
                                                              securities convertible into
                                                              common and preferred stocks.   VAN KAMPEN ASSET
---------------------------------------------------------------------------------------------MANAGEMENT INC.
Van Kampen LIT Emerging Growth Portfolio                      Capital appreciation.
---------------------------------------------------------------------------------------------
Van Kampen LIT Government Portfolio                           High current return
                                                              consistent with preservation
                                                              of capital.
---------------------------------------------------------------------------------------------
Van Kampen LIT Money Market Portfolio                         Protection of capital and
                                                              high current income through    ------------------------
                                                              investments in money market
                                                              instruments.
---------------------------------------------------------------------------------------------



*The Portfolios' investment objectives may be changed by the Portfolios' Board of Trustees without shareholder approval.

                                 23 PROSPECTUS

Each Portfolio is subject to certain investment restrictions and policies, some of which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying prospectuses of the Portfolios for further information.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Variable Sub-Account are separate and are credited to or charged against the particular Variable Sub-Account without regard to income, gains or losses from any other Variable Sub-Account or from any other part of our business. We will use the net purchase payments you allocate to a Variable Sub-Account to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives.

While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the Portfolios are nototherwise directly related to any publicly traded mutual fund.

Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the Portfolios available through this Contract.

Certain of the Portfolios sell their shares to variable accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future there may be unfavorable tax or other consequences for variable life insurance variable accounts and variable annuity variable accounts that invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors (or Board of Trustees) intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors (or Board of Trustees) were to conclude that separate investment funds should be established for variable life and variable annuity variable accounts, Allstate will bear the attendant expenses.

VOTING RIGHTS
As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

As a general rule, before the Payout Start Date, you are the person entitled to give voting instructions. After the Payout Start Date, the person receiving income payments has the voting interest. Retirement plans, however, may have different rules for voting by plan participants.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract owners.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Contract owners, and we may choose to do so.


ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF PORTFOLIOS
If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in the shares of a Portfolio is no longer desirable in view of the purposes of the Contract, we may eliminate any Portfolio, add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by purchase payments under the Contract. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Variable Account and the Variable Sub-Accounts:

.. to operate the Variable Account in any form permitted by law;

.. to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

.. to transfer assets from one Variable Sub-Account to another, or from any Variable Sub-Account to our general account;

.. to add, combine, or remove Variable Sub-Accounts in the Variable Account; and

.. to change the way in which we assess charges, as long as the total charges do not exceed the maximum

                                 24 PROSPECTUS
amount that may be charged the Variable Account and the Portfolios in connection with the Contracts.

If we take any of these actions, we will comply with the then applicable legal requirements. We will notify you of any change.


THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

GENERAL
You may allocate part or all of your money to the Fixed Account Options.The Fixed Account Options may not be available in all states. Amounts allocated to the Fixed Account Options become part of the general assets of Allstate. Allstate invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts. Any money you allocate to the Fixed Account Options does not entitle you to share in the investment experience of the Fixed Account Options. Please contact us at 1-800-632-3492 for current information about rates being credited on the Fixed Account Options.

WE WILL DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE.

STANDARD FIXED ACCOUNT OPTION
Money in the Standard Fixed Account Option will earn interest for the length of the Guarantee Period at the current rate in effect at the time of allocation or transfer to the Standard Fixed Account Option. The effective annual rate will never be less than 3%. We currently offer a one year Guarantee Period. Other Guarantee Periods may be offered in the future. Subsequent renewal dates will be on anniversaries of the first renewal date.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION
You may also allocate purchase payments to the "DCA Account". The minimum purchase payment amount that may be allocated to the DCA Account is $1,200. The purchase payments will earn interest for up to one year at the current rates in effect at the time of allocation. The effective annual rate will never be less than 3%.

Each purchase payment, plus interest, must be transferred out of the DCA Account to other investment alternatives, as designated by you, in equal monthly installments. The number of monthly installments must be no more than 12. At the end of the 12-month transfer period, any remaining portion of the purchase payment and interest will be allocated to other investment alternatives, as designated by you. You may not transfer money from other investment alternatives to the DCA Account.


INCOME PAYMENTS
--------------------------------------------------------------------------------

PAYOUT START DATE
The Payout Start Date is the day that we will apply the value of your Contract, less applicable taxes, to the Income Plan you select. The Payout Start Date may be no later than the 10th anniversary of the Contract's issue date or the Annuitant's 90th birthday, whichever is later. This is the latest Payout Start Date.

If you do not select a Payout Start Date, the latest Payout Start Date will automatically become the Payout Start Date. You may change the Payout Start Date by writing to us at the address given on the first page of the prospectus at least 30 days before the current Payout Start Date.

INCOME PLANS
You may choose and change your Income Plan at any time before the Payout Start Date. As part of your election, you may choose the length of the applicable guaranteed payment period within the limits available for your chosen Income Plan. If you do not select an Income Plan, then we will pay monthly income payments in accordance with the applicable default option. The default options are:

.. Income Plan 1 with 10 years (120 months) guaranteed, if you have designated only one Annuitant; and

.. Income Plan 2 with 10 years (120 months) guaranteed, if you have designated joint Annuitants.

You may freely change your choice of Income Plan, as long as you request the change at least thirty days before the Payout Start Date.

Three Income Plans are generally available under the Contract. Each is available in the form of:

.. fixed income payments;

.. variable income payments; or

.. a combination of both fixed and variable income payments.

The three Income Plans are:

INCOME PLAN 1 -- LIFE ANNUITY WITH GUARANTEED PAYMENTS. We make periodic payments at least as long as the Annuitant lives. If the Annuitant dies before all of the guaranteed payments have been made, then we will pay the remaining guaranteed payments to the new Contract owner.

INCOME PLAN 2 -- JOINT AND SURVIVOR ANNUITY, WITH GUARANTEED PAYMENTS. We make periodic payments at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before all of the guaranteed payments have

                                 25 PROSPECTUS
been made, then we will pay the remaining guaranteed payments to the new Contract owner.

INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD ( 5 YEARS TO 30 YEARS). We make payments for a specified number of months. These payments do not depend on the Annuitant's life. The number of months guaranteed may be from 60 to 360. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Accounts that support this plan even though we may not bear any mortality risk.

If you purchased your Contract under a retirement plan, you may have a more limited selection of Income Plans to choose from. You should consult your Plan documents to see what is available.

Once income payments have begun, you cannot surrender your Contract for a lump sum payment unless you choose to receive variable income payments under Income Plan 3, as described above. Instead, before the Payout Start Date you may fully withdraw your Contract Value for a lump sum, as described on page 31. Applicable withdrawal charges will be deducted.

We may have other Income Plans available. You may obtain information about them by writing or calling us.

INCOME PAYMENTS: GENERAL
On the Payout Start Date, we will apply the total value of your Contract, less applicable taxes, to the Income Plan you have chosen. If you select Income Plan 3 for less than 120 months, then withdrawal charges may apply. Your income payments may consist of variable income payments or fixed income payments or a combination of the two. The contract maintenance charge will be deducted in equal amounts from each variable income payment. The contract maintenance charge will be waived if the Contract Value on the Payout Start Date is $50,000 or more or if all payments are fixed income payments.

We will determine the amount of your income payments as described in "Variable Income Payments" on page 26 and "Fixed Income Payments" on page 27.

You must notify us in writing at least 30 days before the Payout Start Date how you wish to allocate your Contract Value between Variable Income and Fixed Income payments. You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your money in the Fixed Account Options to your variable income payments, then you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date.

If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments. We will make income payments in monthly, quarterly, semi-annual or annual installments, as you select. As of the Payout Start Date, if no purchase payments have been received for two years and the Contract Value is less than $2,000, or not enough to provide an initial payment of $20, and state law permits, then we may pay you the Contract Value, less applicable taxes, in a lump sum instead of the periodic payments you have chosen. Or we may reduce the frequency of payments so that the initial payment will be at least $20.

We may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear.

Generally you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as Income Plan 3). In that case, you can terminate all or part of the income payments being made from the Variable Account under Income Plan 3 at any time and receive a lump sum equal to the commuted balance of the remaining variable income payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw at a time is $1,000. A withdrawal charge may apply. The commuted balance of the remaining variable income payments will be equal to the net present value of the future stream of payments using a discount rate of 3% and the annuity unit value next determined after the receipt of your request.

VARIABLE INCOME PAYMENTS
One basic objective of the Contract is to provide variable income payments which will to some degree respond to changes in the economic environment. The amount of your variable income payments will depend upon the investment results of the Variable Sub-Accounts you have selected, any premium taxes, the age and sex of the Annuitant, and the Income Plan chosen. We guarantee that the payments will not be affected by (1) actual mortality experience and (2) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. The variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) Annuitants may die before their actuarial life expectancy is achieved.

The length of any guaranteed payment period under your selected Income Plan will affect the dollar amounts of each variable income payment. As a general rule, longer Guarantee Periods result in lower periodic payments, all other things being equal. For example, if a life Income

                                 26 PROSPECTUS

Plan with no minimum guaranteed payment period is chosen, then the variable income payments will be greater than variable income payments under an Income Plan for a minimum specified period and guaranteed thereafter for life.

The investment results of the Variable Sub-Accounts to which you have allocated your Contract Value will also affect the amount of your income payment. In calculating the amount of the income payments in the income payment tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return is less than the assumed investment rate, then the dollar amount of the variable income payments will decrease. The dollar amount of the variable income payments will stay level if the net investment return equals the assumed investment rate and the dollar amount of the variable income payments will increase if the net investment return exceeds the assumed investment rate.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

FIXED INCOME PAYMENTS
You may choose to apply a portion of your Contract Value to provide fixed income payments. We determine the fixed income payment amount by applying the applicable value to the Income Plan you have selected.

As a general rule, subsequent fixed income payments will be equal in amount to the initial payment. However, as described in "Transfers During the Payout Phase", after the Payout Start Date, you will have a limited ability to increase the amount of your fixed income payments by making transfers from the Variable Sub-Accounts.

We may defer making fixed income payments for a period of up to six months or whatever shorter time state law may require. During the deferral period, we credit interest at a rate at least as high as state law requires.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you will have a limited ability to make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

You may not make any transfers for the first six months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts, but these transfers must be at least six months apart. You can make transfers from the Variable Sub-Account to increase your fixed income payments only if you have chosen Income Plan 3. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

DEATH BENEFIT DURING THE PAYOUT PHASE
After income payments begin, upon the death of the Annuitant and any joint Annuitant, we will make any remaining income payments to the new Contract owner. The amount and number of these income payments will depend on the Income Plan in effect at the time of the Annuitant's death. After the Annuitant's death, any remaining interest will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.

CERTAIN EMPLOYEE BENEFIT PLANS
In some states, the Contracts offered by this prospectus contain life income payment tables that provide for different benefit payments to men and women of the same age. In certain employment-related situations, however, the U.S. Supreme Court's decision in ARIZONA GOVERNING COMMITTEE V. NORRIS requires employers to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex income payment tables in your state, you should consult with an attorney as to whether the purchase of a Contract is appropriate under NORRIS.

                                 27 PROSPECTUS

DEATH BENEFITS
--------------------------------------------------------------------------------

THE DEATH BENEFIT: GENERAL
We will pay a death benefit if, prior to the Payout Start Date:

  (a) any owner dies; or

  (b) if the Contract is owned by a company or other legal entity, the Annuitant dies.

We will pay the death benefit to the new Contract owner. The new Contract owner would be a surviving Contract owner or, if none, the Beneficiary(ies). If the new Contract Owner takes ownership as the beneficiary, the new Owner's options will be subject to any restrictions previously placed on the beneficiary. In the case of the death of the Annuitant we will pay the death benefit to the current Contract owner.

If we receive a complete request for settlement of the death benefit within 180 days of the date of death, we will pay the death benefit equal in amount to the Standard Death Benefit, Enhanced Death Benefit, or Enhanced Death and Income Benefit, defined below, as appropriate.

Otherwise, the death benefit is equal to the greater of the Contract Value of the Settlement Value.

We reserve the right to waive the 180 day limit on a non-discriminatory basis. We will calculate the distribution as of the earlier of the requested distribution date or the fifth anniversary of the date of death.

We determine the death benefit as of the date we receive all of the information we need to process the death benefit claim.

STANDARD DEATH BENEFIT
Prior to the Payout Start Date, the Standard Death Benefit under the Contract is the greatest of the following:

1. the total purchase payments, less a withdrawal adjustment for any prior partial withdrawals;

2. the Contract Value on the date that we calculate the death benefit;

3. and the highest amount computed by taking the Contract Value on each Death Benefit Anniversary, prior to the date we determine the death benefit, increased by any purchase payments made since that anniversary and reduced by a withdrawal adjustment for any partial withdrawals made since that anniversary.

The withdrawal adjustment for the Standard Death Benefit will equal (a) divided by (b), with the result multiplied by (c), where:

  (a) = the withdrawal amount;

  (b) = the Contract Value immediately before the withdrawal; and

  (c) = the value of the applicable death benefit immediately before the withdrawal.

CLAIM AND PAYMENT
A claim for a distribution on death must be submitted before the Payout Start Date. As part of the claim, the new Contract owner must provide "Due Proof of Death". We will accept the following documentation as due proof of death:

.. a certified copy of the Death Certificate;

.. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

.. a written statement of a medical doctor who attended the deceased at the time of death.

.. any other proof acceptable to us.

We will pay the death benefit in a lump sum within seven days of receiving a completed claim for a distribution on death, unless the new Contract owner selects one of the other alternatives described below.

If the new Contract owner is a natural person, the new Contract owner may choose from the following alternative ways of receiving the distribution:

1. the new Contract owner may receive the distribution as a lump sum payment;

2. the new Contract owner may apply the distribution to receive a series of equal periodic payments over the life of the new Contract owner, over a period of 5 to 50 years but no longer than the new Contract owner's life expectancy, or over the life of the new Contract owner with payments guaranteed for a period of 5 to 30 years but not to exceed the life expectancy of the new Contract owner (the payments must begin within one year of the date of death); or

3. if the new Contract owner does not elect one of the options above, then the new Contract owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement of the death benefits, the Contract Value under this option will be the death benefits. Unless otherwise instructed by the new Contract owner, the excess, if any, of the death benefits over the Contract Value will be allocated to the money market Variable Sub-Account. The new Contract owner may exercise all rights described in the Transfers section on page 21 during this 5 year period. No additional purchase payments may be added to the Contract under this election. We will waive withdrawal charges during this 5 year period. We reserve the right to offer additional options. If the new Contract owner dies prior to the complete liquidation of the Contract Value, then the new Contract owner's named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be liquidated as a lump sum within 5 years of the date of the original Contract owner's death.

If your spouse is the sole new Contract owner, he or she


                                    28 PROSPECTUS
may elect distribution alternative 1 or 2 above or choose to continue the Contract in the Accumulation Phase, as if the death had not occurred. If your spouse chooses to continue the Contract, the following conditions apply:

1. On the day the Contract is continued, we will set the Contract Value equal to the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date if we receive the request after 3:00 p.m. Central Standard time). Because the Standard Death Benefit and Enhanced Death Benefit can never be less than the then current Contract Value, our resetting the Contract will not cause the Contract Value to decrease. During the continuation period, however, the Contract Value will continue to increase or decrease to reflect the investment performance of the Variable Sub-Accounts, interest credited to the fixed account, and charges and expenses under the Contract, as described in this prospectus.

The excess, if any, of the death benefit amount over the Contract Value will be allocated to the Variable Sub-Accounts. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date on which we receive the complet request for settlement of the death benefit. Any portion of this excess attributed to the Fixed Account Options will be allocated to the Money Market Variable Sub-Account. Within
30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

o    Transfer all or a portion of the excess among the Variable Sub-Accounts;

o Transfer all or a portion of the excess into the Standard Fixed Account and begin a new Guarantee Period; or

o Transfer all or a portion of the excess into a combination of Variable Sub-Accounts, and the Standard Fixed Account.

Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.

2. Within one year of the date of death, your spouse may make a single withdrawal of any amount without incurring a withdrawal charge. The Contract may only be continued once.

3. If the Contract is continued by a surviving spouse, during the continuation period currently we will pay the death benefit determined as of the date on which we receive complete request for settlement including due proof of your spouse's death. The death benefit payable upon your spouse's death will be the standard death benefit described above. Thus, the amount of the distribution on death may increase or decrease during the continuation period, depending on changes in the Contract Value and other Contract transactions during the continuation period.

4. If before your death you were the Annuitant, then your surviving spouse becomes the Annuitant.

If prior to the Payout Start Date the Contract owner or the Annuitant who is not the Contract owner dies, and the Contract owner is a non-natural person, the Contract owner may choose from the following alternative ways of receiving the distribution:

     1. the new Contract owner may elect to receive the death benefit in a lump sum; or

     2. if the new Contract owner does not elect the option above, the new Contract owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the new Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the money market Variable Sub-Account. The new Contract owner may exercise all rights described in the Transfers section on page 21 during this 5 year period. No additional purchase payments may be added to the Contract under this election. We will waive withdrawal charges during this 5 year period.

We reserve the right to offer additional options. If any new Contract owner is a non-natural person, all new Contract owners will be considered to be non-natural persons for the above purposes.

If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a natural person, the Contract will continue with a new Annuitant as described in the Annuitant provision above.

If you selected the Enhanced Death Benefit Rider or the Enhanced Death and Income Benefit Rider, that rider and the daily charge for the rider will terminate on the date we determine the value of the death benefit even in the event your spouse elected to continue the Contract. The annualized mortality and expense risk charge will be changed to 1.15%.

If the new Contract owner is not a natural person, the Contract owner may choose from the following alternative ways of receiving the distribution:

     1. the new Contract owner may elect to receive the death benefit in a lump sum; or

     2. if the new Contract owner does not elect the option above, then the new Contract owner must receive the Contract Value payable within 5 years of our date of death. On the date we receive the complete request for settlement of the death benefit, the Contract value under this option will be the death benefit. Unless otherwise instructed by the new Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the money market Variable Sub-Account.

                                    29 PROSPECTUS

The new Contract owner may exercise all rights described in the Transfers section on page 21 during this 5 year period. No additional purchase payments may be added to the Contract under this election. We will waive withdrawal charges during this 5 year period.

We reserve the right to offer additional options. If any new Contract owner is a non-natural person, all new Contract owners will be considered to be non-natural persons for the above purposes.

Different rules may apply to Contracts issued in connection with qualified plans.


ENHANCED DEATH BENEFIT RIDER
When you purchase your Contract, you may select the Enhanced Death Benefit Rider. If you are not an individual, then the Enhanced Death Benefit applies only to the Annuitant's death. If you select this rider, then the death benefit will be the greater of the value provided in your Contract or the Enhanced Death Benefit.

The Enhanced Death Benefit will be the greater of:

.. Enhanced Death Benefit A, or

.. Enhanced Death Benefit B.

As shown in the Expense Table, we will charge a higher mortality and expense risk charge if you select this rider.

ENHANCED DEATH BENEFIT A
On the issue date, Enhanced Death Benefit A is equal to the initial purchase payment. After the issue date, Enhanced Death Benefit A is adjusted whenever you make a purchase payment or a withdrawal and on each Contract Anniversary as follows:

.. When you make a purchase payment, we will increase Enhanced Death Benefit A by the amount of the purchase payment;

.. When you make a withdrawal, we will decrease Enhanced Death Benefit A by a withdrawal adjustment, as described below; and

.. On each Contract Anniversary, we will set Enhanced Death Benefit A equal to the greater of the Contract Value on that Contract Anniversary or the most recently calculated Enhanced Death Benefit A.

If you do not pay any additional purchase payments or make any withdrawals, then Enhanced Death Benefit A will equal the highest of the Contract Value on the issue date and all Contract Anniversaries prior to the date we calculate the death benefit.

We will continuously adjust Enhanced Death Benefit A as described above until the oldest Contract owner's 85th birthday or, if the Contract owner is not a living individual, the Annuitant's 85th birthday. Thereafter, we will adjust Enhanced Death Benefit A only for purchase payments and withdrawals.


ENHANCED DEATH BENEFIT B
Enhanced Death Benefit B is equal to:

  (a) your total purchase payments,

  (b) reduced by any withdrawal adjustments; and

  (c) accumulated daily at an effective annual rate of 5% per year, until: (1) the date we determine the death benefit, or (2) the first day of the month following the oldest Contract owner's 85th birthday or, if the Contract owner is not a living individual, the Annuitant's 85th birthday.

Enhanced Death Benefit B will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.

The withdrawal adjustment for both Enhanced Death Benefit A and Enhanced Death Benefit B will equal (a) divided by (b), with the result multiplied by (c), where:

  (a) = the withdrawal amount;

  (b) = the Contract Value immediately before the withdrawal; and

  (c) = the most recently calculated Enhanced Death Benefit A or B, as applicable.

ENHANCED DEATH AND INCOME BENEFIT RIDER
We are no longer offering the Enhanced Death and Income Benefit Rider as a rider to the Contract. The following describes the benefit for Contract Owners who elected the benefit on or before April 30, 2000.

When you purchased the Contract, you may have chosen the Enhanced Death and Income Benefit Rider. This rider provides the same Enhanced Death Benefit as the Enhanced Death Benefit Rider. In addition, this Rider may enable you to receive higher income payments in certain circumstances. As shown in the Expense Table, we will charge a higher mortality and expense risk charge during the Accumulation Phase and the Payout Phase, if you have selected this rider.

The Enhanced Death Benefit will cease on the date we determine the value of the death benefit. In addition if your surviving spouse elects to continue the Contract in the Accumulation Phase, the annualized mortality and expense risk charge will be changed to 1.15%.

The Enhanced Income Benefit is equal to the value of the Enhanced Death Benefit on the Payout Start Date. To be eligible for the Enhanced Income Benefit, you must select a Payout Start Date that is on or after the tenth Contract Anniversary, but before the Annuitant's age 90. If the Enhanced Income Benefit is greater than the Contract Value on the Payout Start Date, you may apply the Enhanced Income Benefit to an Income Plan that provides for payments guaranteed for either a single orjoint lives with a period certain of (a) at least 10 years, if the youngest Annuitant's age is 80 or less on the Payout Start Date; or (b) at least 5 years, if the youngest Annuitant's age is greater than 80 on the Payout Start Date. If you wish to select a different Income Plan, you will lose the benefit of the rider and you must apply the


                                    30 PROSPECTUS

Contract Value, not the Enhanced Income Benefit, to that Income Plan.

BENEFICIARY
The Beneficiary is the person selected by the Contract owner to receive the death benefits or become the new Contract owner, subject to the "Death of Owner" section of the contract, if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the Beneficiary(ies) will receive any guaranteed income payments scheduled to continue.

You may name one or more primary and contingent Beneficiaries when you apply for a Contract. Beneficiaries will receive any guaranteed income payments scheduled to continue, or the right to elect to receive a death benefit or become the new Contract owner in the following order of classes:

.. The primary Beneficiary is the Beneficiary(ies) who is first entitled to receive benefits under the Contract upon the death of the sole surviving Contract owner.

.. The contingent Beneficiary is the Beneficiary(ies) entitled to receive benefits under the Contract when all primary Beneficiaries predecease the Contract owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be singed and filed with us. Any change will be effective as of the date you signed the written notice. Each change is subject to any payment made by us or any other action we take before we accept the change. If no named Beneficiary is a natural person of if you did not name a Beneficiary, the Beneficiary will be:

.. your spouse or, if he or she is no longer living,

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-natural person, all Beneficiaries will be considered to be non-natural persons for the above purposes.

Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Contract owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

If there is more than one Beneficiary taking shares of the death benefit, each Beneficiary will be treated as a separate and independent Contract owner of his or her respective share of the death benefit. Each Beneficiary will exercise all rights related to his or her share of the death benefit, including the sole right to select a payout option Income Plan, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option Income Plan chosen by the original Beneficiary.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

IN GENERAL
You may withdraw all or part of your Contract Value at any time before the Payout Start Date. We may impose a withdrawal charge, which is deducted from remaining Contract Value, so that the actual reduction in Contract Value as a result of a withdrawal will be greater than the withdrawal amount you requested and we paid.

In general, you must withdraw at least $50 at a time. You may also withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

We may be required to withhold 20% of withdrawals and distributions from Contracts issued in connection with certain qualified plans. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.To make a withdrawal, you must send us a written withdrawal request or systematic withdrawal program enrollment form. You may obtain the required forms from your Personal Financial Representative, or from us at the address and phone number on the first page of this prospectus.

PARTIAL WITHDRAWALS You may withdraw part of your Contract Value from the Variable Sub-Accounts and the Standard Fixed Account Option. If we do not receive allocation instructions from you, we will deduct the partial withdrawal proportionately from the Variable Sub-Accounts and the Standard Fixed Account Option in the same proportions as you are currently invested. If you have Contract Value in the Standard Fixed Account Option that is allocated entirely to Guarantee Periods of the same length, we will subtract the partial withdrawal first from the most recently created Guarantee Period. You may not make a partial withdrawal from the Standard Fixed Account Option in an amount greater than the total amount of the partial withdrawal multiplied by the ratio of the value of the Standard Fixed Account Option to theContract Value immediately before the partial withdrawal.


TOTAL WITHDRAWAL
If you request a total withdrawal, we will pay you the Settlement Value, which equals the Contract Value minus

                                    31 PROSPECTUS
any applicable withdrawal charge and applicable taxes. We also will deduct a contract maintenance charge of $35 (unless waived).

We determine the Settlement Value based on the Contract Value next computed after we receive a properly completed request at the P.O. Box address on the first page of this prospectus.

We will usually pay the Settlement Value within seven days after the day we receive a completed request form. However, we may suspend the right of withdrawal from the variable account or delay payment for withdrawals for more than seven days in the following circumstances:

1. whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings);

2. when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the variable account's investments or determination of Accumulation Unit Values is not reasonably practical; or

3. at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Settlement Value in the fixed account for up to 6 months or a shorter period if required by law. If we delay payment from the fixed account for more than 30 days, we will pay interest as required by applicable law.

The limitations on withdrawals do not affect transfers between certain qualified plans. Additional restrictions and limitations may apply to distributions from any qualified plan. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should seek tax advice regarding any withdrawals or distributions from qualified plans.

SYSTEMATIC WITHDRAWAL PROGRAM
You may participate in our Systematic Withdrawal Program. You may choose withdrawal payments of a flat dollar amount, or a percentage of purchase payments. You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis. Systematic withdrawals will be deducted from your Variable Sub-Account and fixed account balances, excluding the Dollar Cost Averaging Fixed Account, on a pro rata basis.

Depending on fluctuations in the net asset value of the Variable Sub-Accounts and the value of the fixed account, systematic withdrawals may reduce or even exhaust the Contract Value. The minimum amount of each systematic withdrawal is $50.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

ERISA PLANS
A married participant may need spousal consent to receive a distribution from a Contract issued in connection with a qualified plan or a non-qualified plan covered by to Title 1 of ERISA. You should seek tax advice regarding this issue.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $500, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value.
 We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $500, we would inform you writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract's value to the contractual minimum of $500. If we terminate your Contract, we will distribute to you its Contract Value, less withdrawal and other charges and applicable taxes.

EXPENSES
--------------------------------------------------------------------------------

We assess charges and expenses under the Contract in three ways:

1. as deductions from Contract Value for contract maintenance charges and, if applicable, for premium taxes;

2. as charges against the assets of the variable account for administrative expenses or for the assumption of mortality and expense risks; and

3. as withdrawal charges (contingent deferred sales charges) subtracted from remaining Contract Value.

In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. Those fees and expenses are summarized in the Expense Table on pages 11-13, and described more fully in the prospectuses and Statements of Additional Information for the Portfolios.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge from your Contract's value in each Variable Sub-Account during each Valuation Period. The mortality risks arise from our contractual obligations to make income payments after the Payout Start Date for the life of the Annuitant(s); to waive the withdrawal charge upon your death; and to

                                   32 PROSPECTUS
provide the Death Benefit prior to the Payout Start Date. The expense risk is that it may cost us more to administer the Contracts and the Variable Account than we receive from the contract maintenance charge and the administrative expense charge.

We deduct a mortality and expense risk charge equal, on an annual basis, to 1.15% of the average daily net assets you have invested in the Variable Sub-Accounts.

If you select the Enhanced Death Benefit Rider, Allstate will deduct a mortality and expense risk charge equal, on an annual basis, to 1.35% of the average daily net assets you have invested in the Variable Sub-Accounts. If you have selected the Enhanced Death and Income Benefit Rider, your mortality and expense risk charge will be 1.55% of the average daily net assets you have invested in the Variable Sub-Accounts.

We charge a higher mortality and expense risk charge for the Riders to compensate us for the additional risk that we accept by providing the riders. We will calculate a separate Accumulation Unit Value for the base Contract, and for Contracts with each type of rider, in order to reflect the difference in the mortality and expense risk charges.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge from each Variable Sub-Account during each Valuation Period. This charge is equal, on an annual basis, to 0.10% of your average daily net assets in the Variable Sub-Accounts. This charge is designed to compensate us for the cost of administering the Contracts and the Variable Account. The administrative expense charge is assessed during both the Accumulation Phase and the Payout Phase.

CONTRACT MAINTENANCE CHARGE
We deduct an annual contract maintenance charge of $35 on your Contract. The amount of this charge is guaranteed not to increase. This charge reimburses us for our expenses incurred in maintaining your Contract.

Before the Payout Start Date, we will subtract the annual contract maintenance charge from the Van Kampen LIT Money Market Variable Sub-Account on each Contract Anniversary. If the Van Kampen LIT Money Market Variable Sub-Account has insufficient funds, then we will subtract the contract maintenance charge in equal parts from the other Variable Sub-Accounts in the proportion that your value in each bears to your total value in all Variable Sub-Accounts, excluding the Van Kampen LIT Money Market Variable Sub-Account.

We will waive this charge if you pay more than $50,000 in total purchase payments or if you have allocated all of your Contract Value to the Fixed Account Options on the Contract Anniversary. If you fully withdraw your Contract Value, then we will deduct the full $35 charge as of the date of the full withdrawal, unless your Contract qualifies for a waiver.

After the Payout Start Date, we will subtract this charge in equal parts from each of your income payments. We will waive this charge if on the Payout Start Date your Contract Value is $50,000 or more or if all of your income payments are fixed income payments.

TRANSFER FEE
We currently are waiving the transfer fee. The Contract permits us to charge you up to $10 per transfer for each transfer after the 12th in any Contract Year. We will notify you if we begin to charge this fee. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Portfolio Rebalancing program.

The transfer fee will be deducted from Contract Value that remains in the Variable Sub-Account(s) or fixed account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw. The charge declines to 0% after 7 complete years from the date we received the purchase payment being withdrawn.

We do not apply a withdrawal charge in the following situations:

.. on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

.. the payment of a death benefit (unless the Settlement Value is used);

.. a Free Withdrawal Amount, as described below;

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract.

We will never waive or eliminate a withdrawal charge where such waiver or elimination would be unfairly discriminatory to any person or where it is prohibited by state law.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2 may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax adviser regarding any withdrawals.

As a general rule, the withdrawal charge equals a


                                       33 PROSPECTUS
percentage of purchase payments withdrawn that: (a) we have held for less than seven years; and (b) are not eligible for a free withdrawal. The applicable percentage depends on how many years ago you made the purchase payment being withdrawn, as shown in this chart:

                                   WITHDRAWAL CHARGE
          PAYMENT YEAR                PERCENTAGE
--------------------------------  -------------------
First                                     7%
Second                                    7%
Third                                     6%
Fourth                                    6%
Fifth                                     5%
Sixth                                     4%
Seventh                                   3%
Eighth and later                          0%



We subtract the withdrawal charge from the Contract Value remaining after your withdrawal. As a result, the decrease in your Contract Value will be greater than the withdrawal amount requested and paid.

For purposes of determining the withdrawal charge, the Contract Value is deemed to be withdrawn in the following order:

FIRST

Earnings -- the current Contract Value minus all purchase payments that have not previously been withdrawn;

SECOND

"Old Purchase Payments" -- purchase payments received by us more than seven years before the date of withdrawal that have not been previously withdrawn;

THIRD

Any additional amounts available as a "Free Withdrawal," as described below;

FOURTH

"New Purchase Payments" -- purchase payments received by us less than seven years before the date of withdrawal. We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

FREE WITHDRAWAL
Each Contract Year, you may withdraw the Free Withdrawal Amount without any withdrawal charge.

The Free Withdrawal Amount, in any Contract Year, is equal to the greater of:

  (a) earnings that have not previously been withdrawn; or

  (b) 15 percent of purchase payments.

Any free withdrawal amount that is not withdrawn during a Contract Year may not be carried over to increase the free withdrawal amount available in a subsequent year.

NOTE: Even if you do not owe a withdrawal charge on a particular withdrawal, you may still owe taxes or penalty taxes.

WAIVER OF WITHDRAWAL CHARGES
GENERAL. If approved in your state, we will offer the three waiver benefits described below. In general, if you qualify for one of these benefits, we will permit you to make one or more partial or full withdrawals without paying any otherwise applicable withdrawal charge. While we have summarized those benefits here, you should consult your Contract for the precise terms of the waiver benefits.

Some qualified plans may not permit you to utilize these benefits. Also, even if you do not need to pay our withdrawal charge because of these benefits, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

CONFINEMENT WAIVER. We will waive the withdrawal charge on all withdrawals under your Contract if the following conditions are satisfied:

1. Any Contract owner or the Annuitant, if the Contract is owned by a company or other legal entity, is confined to a long term care facility or a hospital for at least 90 consecutive days. You (or the Annuitant) must enter the long term care facility or hospital at least 30 days after the issue date;

2. You request the withdrawal no later than 90 days following the end of your (or the Annuitant's) stay at the long term care facility or hospital. You must provide written proof of the stay with your withdrawal request; and

3. A physician must have prescribed the stay and the stay must be medically necessary, as defined in the Contract.

You may not claim this benefit if the physician prescribing your (or the Annuitant's) stay in a long term care facility is the Contract owner or the Annuitant or a member of the Contract owner or the Annuitant's immediate family.

TERMINAL ILLNESS WAIVER. We will waive any applicable withdrawal charge prior to the Payout Start Date, on all withdrawals, if at 30 days after the issue date any Contract owner, or, if the Contract owner is not a living individual, the Annuitant is diagnosed by a physician as having a Terminal Illness, as defined in the Contract. You may be required to provide adequate proof of the diagnosis to us.

UNEMPLOYMENT WAIVER. We will waive any withdrawal charge on one partial or full withdrawal from your Contract, prior to the Payout Start Date, if you meet the following requirements:


                                       34 PROSPECTUS

.. You (or the Annuitant, if the Contract owner is not a living individual) become unemployed at least one year after the issue date;

.. You (or the Annuitant, if the Contract owner is not a living individual) receive unemployment compensation for at least 30 days as a result of that unemployment; and

.. You (or the Annuitant, if the Contract owner is not a living individual) claim this benefit within 180 days of your initial receipt of unemployment compensation.

You may exercise this benefit only once during the Accumulation Phase.

PREMIUM TAXES
We may charge premium taxes or other state or local taxes against the Contract Value, including Contract Value that results from amounts transferred from existing policies (Section 1035 exchange) issued by us or other insurance companies. Some states assess premium taxes when purchase payments are made; others assess premium taxes when income payments begin. We will deduct any applicable premium taxes upon full withdrawal, death, or when you begin to receive income payments. Premium taxes generally range from 0% to 3.5%.

DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account.

We will deduct for any taxes we incur as a result of the operation of the variable account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Tax Code is briefly described in the Taxes section.

OTHER EXPENSES
You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts to which you allocate your Contract Value. For more detailed information about those charges and expenses, please refer to the prospectuses for the appropriate Portfolios. We may receive compensation from the investment advisers, administrators, distributors (and/or an affiliate thereof) of the Portfolios in connection with administrative, distribution, or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular Portfolios attributable to the Contract along with certain other variable contracts issued or administered by Allstate (or an affiliate). Some advisers, administrators or distributors may pay us more than others.


                                       35 PROSPECTUS

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------
INTRODUCTION
THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE
INSURANCE COMPANY
ALLSTATE is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from ALLSTATE, and its operations form a part of ALLSTATE, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, ALLSTATE believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, ALLSTATE does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore ALLSTATE does not intend to make provisions for any such taxes. If ALLSTATE is taxed on investment income or capital gains of the Variable Account, then ALLSTATE may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1. the owner is a natural person,

2. the investments of the Variable Account are "adequately diversified"according to Treasury Department regulations, and

3. ALLSTATE is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain Qualified Contracts; (3) Contracts purchased by employers upon the termination of certain qualified plans; (4) certain Contracts used in connection with structured settlement agreements, and (5) immediate annuity Contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although ALLSTATE does not have control over the Funds or their investments, we expect the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a Contract Owner will be considered the owner of Variable Account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause a Contract Owner to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that Owners could direct sub-account investments without being treated as Owners of the underlying assets of the Variable Account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that Contract Owners were not Owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among a broader selection


                                       36 PROSPECTUS
of investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. ALLSTATE does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a nonqualified contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. The Federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date.
 It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Owner's death. If the Contract
  Owner's designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 591/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 591/2,

2. made as a result of the Contract Owner's death or becoming totally disabled,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Contract beneficiary,

4. made under an immediate annuity, or

5. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

                                 37 PROSPECTUS

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 591/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.

TAX FREE EXCHANGES UNDER IRC SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract for a new non-Qualified annuity contract. The Contract Owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax. Currently we do not allow assignments.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-qualified deferred annuity contracts issued by ALLSTATE (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING
Generally, ALLSTATE is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

ALLSTATE is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

TAX QUALIFIED CONTRACTS
The income on qualified plan and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

.. Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the
  Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension Plans under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section
  408(p) of the Code;

.. Tax Sheltered Annuities under Section 403(b) of the Code;

.. Corporate and Self Employed Pension and Profit Sharing Plans under Sections
  401 and 403; and

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Section 457.

The Contract may be used with several types of qualified plans. ALLSTATE reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above or to modify the Contract to conform with tax requirements. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and distributions that do not conform to specified commencement and minimum distribution rules.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM A QUALIFIED CONTRACT. If you make a partial withdrawal under a Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible

IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from


                                       38 PROSPECTUS
qualified contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 591/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, qualified plans require minimum distributions upon reaching age 701/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the contract. Not all income plans offered under this annuity contract satisfy the requirements for minimum distributions. Because these distributions are required under the code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA may not invest in life insurance contracts. However, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may provide a death benefit that equals the greater of the purchase payments or the Contract Value.
 The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts, with the result that the Contract would not satisfy the requirements of an IRA. We believe that these regulations do not prohibit all forms of optional death benefits; however, at this time we are not allowing owners of any IRA to select certain death benefits that offer enhanced earnings.

It is also possible that the certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 591/2. However, no penalty tax is incurred on distributions:

1. made on or after the date the Contract Owner attains age 591/2,

2. made as a result of the Contract Owner's death or total disability,

3. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Contract beneficiary,

4. made pursuant to an IRS levy,

5. made for certain medical expenses,

6. made to pay for health insurance premiums while unemployed (only applies for IRAs),

7. made for qualified higher education expenses (only applies for IRAs), and

8. made for a first time home purchase (up to a $10,000 lifetime limit and only applies for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON QUALIFIED CONTRACTS. With respect to Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 591/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. You should consult a competent tax advisor prior to taking a withdrawal.

INCOME TAX WITHHOLDING ON QUALIFIED CONTRACTS. Generally, ALLSTATE is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. ALLSTATE is required to withhold federal income tax at a rate of 20% on all "eligible rollover


                                       39 PROSPECTUS
distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1. required minimum distributions, or

2. a series of substantially equal periodic payments made over a period of at least 10 years, or,

3. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

4. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, ALLSTATE is required to withhold federal income tax using the wage withholding rates from all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.

SIMPLIFIED EMPLOYEE PENSION PLANS. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS). Sections 408(p) and 401(k) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an IRA or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 591/2,

.. separates from service,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where ALLSTATE is directed to transfer some or all of the contract value to another 403(b) plan.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees. Such retirement plans (commonly referred to as "H.R.10" or "Keogh") may permit the purchase of annuity contracts.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the


                                       40 PROSPECTUS
extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

YIELDS AND STANDARD TOTAL RETURN
We may advertise the yields and standard average annual total returns for the Variable Sub-Accounts. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

Yields and standard total returns include all charges and expenses you would pay under the Contract: the mortality and expense risk charge (1.15% for Contracts with the Standard Death Benefit Rider; 1.35% for Contracts with the Enhanced Death Benefit Rider; and 1.55% for Contracts with the Enhanced Death Benefit and Income Benefit Rider), an administrative expense charge of 0.10%, the annual contract maintenance charge of $35, and applicable withdrawal charges.

The yield of the Van Kampen LIT Money Market Variable Sub-Account refers to the annualized investment income that an investment in the Sub-Account generates over a specified seven-day period. The effective yield of the Van Kampen LIT Money Market Variable Sub-Account is calculated in a similar way but, when annualized, we assume that the income earned by the investment has been reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The yield of a Variable Sub-Account (except the Van Kampen LIT Money Market Variable Sub-Account) refers to the annualized income that an investment in the Variable Sub-Account generates over a specified thirty-day period.

The average annual total return of a Variable Sub-Account assumes that an investment has been held in the Variable Sub-Account for certain periods of time including the period measured from the date the Variable Sub-Account began operations. We will provide the average annual total return for each Variable Sub-Account that has been in operation for 1, 5, and 10 years, or since inception if for a shorter period. The total return quotations will represent the average annual compounded rates of return that an initial investment of $1,000 would earn as of the last day of the 1, 5 and 10 year periods, or the period since inception.

The yield and total return calculations are not reduced by any premium taxes. Applying premium taxes will reduce the yield and total return of a Contract.

For additional information regarding yield and total return calculations, please refer to the Statement of Additional Information.

OTHER PERFORMANCE DATA
We may disclose average annual total return in nonstandard formats and cumulative total return. This means that the data may be presented for different time periods and different dollar amounts.

We may also present historic performance data for the Portfolios since their inception reduced by all fees and charges you would pay under the Contract -- the mortality and expense risk charge (1.15% for Contracts with the Standard Death Benefit Rider; 1.35% for Contracts with the Enhanced Death Benefit Rider; and 1.55% for Contracts with the Enhanced Death and Income Benefit Rider), an administrative expense charge of 0.10%, an annual contract maintenance charge of $35, and applicable withdrawal charges.

Such adjusted performance includes data that precedes the inception dates of the Variable Sub-Accounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

We will only disclose non-standard performance data if we also disclose the standard performance data. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information. Advertising, sales literature, and other communications may compare the expense and performance data for the Contract and each Variable Sub-Account with other variable annuities tracked by independent services such as Lipper Analytical Services, Inc., Morningstar and the Variable Annuity Research Data Service.

These services monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. We may also make comparisons using other indices that measure performance, such as Standard & Poor's 500 Composite or the Dow Jones Industrial Average. Unmanaged indices may assume reinvestment of dividends but do not deduct administrative and management costs and expenses.

We may report other information including the effect of tax-deferred compounding on a Variable Sub-Account's returns, illustrated by tables, graphs, or charts. Tax-deferred compounding can lead to substantial long-term accumulation of assets, if the Portfolio's investment experience is positive. Sales literature, advertisements or other reports may refer to A.M. Best Company's, Standard & Poor's Insurance Rating Services' and Moody's rating of Allstate as an insurance company.


                                       41 PROSPECTUS

ALLSTATE LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------

ALLSTATE LIFE INSURANCE COMPANY
Allstate is an Illinois stock life insurance company organized in 1957. Allstate is licensed to operate in the District of Columbia, Puerto Rico, and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Allstate is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior), Standard & Poor's assigns an AA+ (Very Strong) and Moody's Investors Service assigns an Aa2 (Excellent) financial strength ratings to Allstate. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

THE VARIABLE ACCOUNT
We established the Allstate Financial Advisors Separate Account I in 1999, as a segregated asset account of Allstate. The Variable Account meets the definition of a "separate account" under the federal securities laws. We have registered the variable account with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Variable Account or Allstate.

We own the assets of the Variable Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Contract Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the variable account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Allstate.

The Variable Account is divided into multiple Variable Sub-Accounts. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. The assets of each Variable Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Variable Account, its Variable Sub-Accounts or the Portfolios. Values allocated to the variable account and the amount of variable income payments will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. We may also use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

We have included additional information about the Variable Account in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information by writing to us or calling us at 1-800-632-3492 or go to the SEC's Web site at (http:// www.sec.gov). We have reproduced the Table of Contents of the Statement of Additional Information on the last page of this prospectus.

ADMINISTRATION
We have primary responsibility for all administration of the Contracts and the Variable Account. Our mailing address is: Allstate Life Insurance Company, P.O. Box 80469, Lincoln, Nebraska 68501-0469 (overnight mail: Allstate Life Insurance Company, Nebraska Service Center, 2940 S. 84th Street, Lincoln, Nebraska 68506).

We provide the following administrative services, among others: issuance of the Contracts; maintenance of Contract owner records; Contract owner services; calculation of unit values; maintenance of the Variable Account; and preparation of Contract owner reports.

We will send you Contract statements and transaction confirmations at least quarterly. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

ASSET ALLOCATION SERVICES
Certain third parties offer asset allocation services in connection with the Contracts. In certain situations, we will honor transfer instructions from third party asset allocation services if they comply with our administrative systems, rules and procedures, which we may modify at any time. Please note that fees and charges assessed for third party asset allocation services are separate and distinct from the Contract fees and charges set forth herein. We neither recommend nor discourage the use of asset allocation services.


                                       42 PROSPECTUS

DISTRIBUTION OF CONTRACTS
The Contracts described in this prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid to broker-dealers may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8.5% of all purchase payments (on a present value basis). From time to time, we may offer additional sales incentives of up to 1% of purchase payments to broker-dealers who maintain certain sales volume levels.

ALFS, Inc. ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062 serves as distributor of the Contracts. ALFS is a wholly owned subsidiary of Allstate. ALFS is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

Allstate does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Contracts, including liability arising out of services we provide on the Contracts.

LEGAL PROCEEDINGS
There are no pending legal proceedings affecting the Variable Account. Allstate and its subsidiaries are engaged in routine lawsuits which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Variable Account.

LEGAL MATTERS
Foley & Lardner, Washington, D.C., has advised Allstate on certain federal securities law matters. All matters of Illinois law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Illinois law, have been passed upon by Michael J. Velotta, Senior Vice President, Secretary and General Counsel.

REGISTRATION STATEMENT
We have filed a registration statement with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Variable Account, Allstate, and the Contracts. The descriptions in this prospectus of the Contracts and other legal instruments are summaries. You should refer to those instruments as filed for the precise terms of those instruments. You may inspect and obtain copies of the registration statement as described on the cover page of this prospectus.


                                 43 PROSPECTUS

APPENDIX A
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
VARIABLE SUB-ACCOUNT              SINCE INCEPTION
--------------------------------------------------------------------------------


(BASE CONTRACT)

For the period beginning January 1* and ending December 31,           1999      2000       2001
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 13.962   $ 12.284
 Accumulation Unit Value, End of Period                              $13.962  $ 12.284   $  9.307
 Number of Units Outstanding, End of Period                           10,875   153,133    314,757
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 10.005   $  9.950
 Accumulation Unit Value, End of Period                              $10.005  $  9.950   $ 10.178
 Number of Units Outstanding, End of Period                            8,850    25,464     48,465
AIM V.I. CORE EQUITY SUB-ACCOUNT***
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 12.377   $ 10.444
 Accumulation Unit Value, End of Period                              $12.377  $ 10.444   $  7.959
 Number of Units Outstanding, End of Period                            5,473    97,276    269,598
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT****
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 14.851   $ 10.794
 Accumulation Unit Value, End of Period                              $14.851  $ 10.794   $  8.151
 Number of Units Outstanding, End of Period                            4,301  $ 47,451    105,994
AIM V.I. PREMIER EQUITY SUB-ACCOUNT*****
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 11.941   $ 10.066
 Accumulation Unit Value, End of Period                              $11.941  $ 10.066   $  8.691
 Number of Units Outstanding, End of Period                            4,798    70,257    183,580
FIDELITY VIPCONTRAFUND(R) SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 11.527   $ 10.630
 Accumulation Unit Value, End of Period                              $11.527  $ 10.630   $  9.212
 Number of Units Outstanding, End of Period                           13,193    74,398    252,418
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 12.415   $ 10.915
 Accumulation Unit Value, End of Period                              $12.415  $ 10.915   $  8.876
 Number of Units Outstanding, End of Period                           10,589   152,514    395,038
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 10.156   $  7.776
 Accumulation Unit Value, End of Period                              $10.516  $  7.776   $  6.778
 Number of Units Outstanding, End of Period                            2,272   23,5871     65,932
 FIDELITY VIP INDEX 500 SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 11.171   $ 10.006
 Accumulation Unit Value, End of Period                              $11.171  $ 10.006   $  8.685
 Number of Units Outstanding, End of Period                           10,365   129,330    352,973
FIDELITY VIP INVESTMENT GRADE BOND SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 10.065   $ 11.056
 Accumulation Unit Value, End of Period                              $10.065  $ 11.056   $ 11.842
 Number of Units Outstanding, End of Period                            3,082    61,545    227,281
FIDELITY VIP OVERSEAS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 13.019   $ 10.401
 Accumulation Unit Value, End of Period                              $13.019  $ 10.401   $  8.097
 Number of Units Outstanding, End of Period                           11,627    57,745    119,424
MFS BOND SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $  9.949   $ 10.731
 Accumulation Unit Value, End of Period                              $ 9,949  $ 10.731   $ 11.520
 Number of Units Outstanding, End of Period                           10,317    30,128     95,365


                                 44 PROSPECTUS



MFS INVESTORS TRUST SUB-ACCOUNT**
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 10.481   $ 10.335
 Accumulation Unit Value, End of Period                              $10.481  $ 10.335   $  8.578
 Number of Units Outstanding, End of Period                           10,973    57,457    182,710
MFS HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 10.144   $  9.349
 Accumulation Unit Value, End of Period                              $10.144  $  9.349   $  9.424
 Number of Units Outstanding, End of Period                            3,925     9,829     30,468
MFS NEW DISCOVERY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 15.524   $ 15.027
 Accumulation Unit Value, End of Period                              $15.524  $ 15.027   $ 14.093
 Number of Units Outstanding, End of Period                            5,188    62,642    150,733
OPPENHEIMER BOND/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 10.019   $ 10.498
 Accumulation Unit Value, End of Period                              $10.019  $ 10.498   $ 11.174
 Number of Units Outstanding, End of Period                           10,996   237,732    395,701
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 12.887   $ 12.698
 Accumulation Unit Value, End of Period                              $12.887  $ 12.698   $ 10.962
 Number of Units Outstanding, End of Period                           13,148   210,571    524,456
OPPENHEIMER GLOBAL SECURITIES/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 14.151   $ 14.687
 Accumulation Unit Value, End of Period                              $14.151  $ 14.687   $ 12.758
 Number of Units Outstanding, End of Period                            3,793   131.048    370,916
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 10.062   $  9.566
 Accumulation Unit Value, End of Period                              $10.062  $  9.566   $   9.63
 Number of Units Outstanding, End of Period                              898    67,562    130,744
OPPENHEIMER MAIN STREET SMALL CAP GROWTH/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $14.151  $ 10.062   $ 12.757
 Accumulation Unit Value, End of Period                              $15.818  $ 12.757   $ 12.552
 Number of Units Outstanding, End of Period                            4,350    52,801    130,744
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $  9.720   $ 12.458
 Accumulation Unit Value, End of Period                              $ 9,720  $ 12.458   $ 12.000
 Number of Units Outstanding, End of Period                            6,078    26,579    188,835
VAN KAMPEN LIT DOMESTIC INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $15.818  $ 15.818   $ 10.560
 Accumulation Unit Value, End of Period                              $15.818  $ 10.560   $ 11.468
 Number of Units Outstanding, End of Period                            2,103    22,350     50,473
VAN KAMPEN LIT EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 17,543   $ 15.566
 Accumulation Unit Value, End of Period                              $17,543  $ 15.566   $ 10.530
 Number of Units Outstanding, End of Period                            7,205    96,687    275,535
VAN KAMPEN LIT M ONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 10.146   $ 10.614
 Accumulation Unit Value, End of Period                              $19.146  $ 10.614   $ 10.867
 Number of Units Outstanding, End of Period                            7,302    74,007    195,908

* Variable Sub-Accounts commenced operations on July 20, 1999 with the exception of the Van Kampen LIT Government which commenced operations as of May 1, 2002, for which no Acculumation Values are shown. The Accumulation Values in this table reflect a mortality and expense risk charge of 1.15% and an administrative expense charge of 0.10%.

**Effective May 1, 2001, the Portfolio's name changed from MFS Growth with Income Series to MFS Investors Trust Series to reflect changes in its investment policies.

***Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.


                                 45 PROSPECTUS

****Effective May 1, 2002, the Fund changed its name from AIM V.I. Internatuonal Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the namne of the Variable Sub-Asccount that invests in that Fund.

*****Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

                                 46 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE INCEPTION
(WITH ENHANCED DEATH BENEFIT RIDER)
--------------------------------------------------------------------------------


For the period beginning January 1* and ending December 31,           1999     2000       2001
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $13.951   $ 12.250
 Accumulation Unit Value, End of Period                              $13.951  $12.250   $  9.262
 Number of Units Outstanding, End of Period                              214   16,596     85,255
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 9.997   $  9.922
 Accumulation Unit Value, End of Period                              $ 9.997  $ 9.922   $ 10.129
 Number of Units Outstanding, End of Period                                0   10,017     19,692
AIM V.I. CORE EQUITY SUB-ACCOUNT***
 Accumulation Unit Value, Beginning of Period                        $10.000  $12.367   $ 10.415
 Accumulation Unit Value, End of Period                              $12.367  $10.415   $  7.920
 Number of Units Outstanding, End of Period                              253   24,005     52,683
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT****
 Accumulation Unit Value, Beginning of Period                        $10.000  $14.839   $ 10.764
 Accumulation Unit Value, End of Period                              $14.839  $10.764   $  8.112
 Number of Units Outstanding, End of Period                                0   10,197     32,986
AIM V.I. PREMIER EQUITY SUB-ACCOUNT*****
 Accumulation Unit Value, Beginning of Period                        $10.000  $11,932   $ 10.038
 Accumulation Unit Value, End of Period                              $11.932  $10.038   $  8.649
 Number of Units Outstanding, End of Period                              231   17,969     52,364
FIDELITY VIPCONTRAFUND(R) SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $11.518   $ 10.601
 Accumulation Unit Value, End of Period                              $11.518  $10.601   $  9.168
 Number of Units Outstanding, End of Period                              238   19,239    108,333
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $12.405   $ 10.884
 Accumulation Unit Value, End of Period                              $12.405  $10.884   $  8.836
 Number of Units Outstanding, End of Period                              337   41,992    395,038
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $10.148   $  7.754
 Accumulation Unit Value, End of Period                              $10.148  $ 7.754   $  8.645
 Number of Units Outstanding, End of Period                              237    4,724     15,158
 FIDELITY VIP INDEX 500 SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $11.162   $  9.978
 Accumulation Unit Value, End of Period                              $11.162  $ 9.978   $  6.644
 Number of Units Outstanding, End of Period                              354   28,715    121,787
FIDELITY VIP INVESTMENT GRADE BOND SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $10.057   $ 11.025
 Accumulation Unit Value, End of Period                              $10.057  $11.025   $ 11.785
 Number of Units Outstanding, End of Period                                0   13,898     36,710
FIDELITY VIP OVERSEAS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $13.009   $ 10.372
 Accumulation Unit Value, End of Period                              $13.009  $10.372   $  8.058
 Number of Units Outstanding, End of Period                                0    6,366     42,331
MFS BOND SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 9.941   $ 10.701
 Accumulation Unit Value, End of Period                              $ 9,941  $10.701   $ 11.465
 Number of Units Outstanding, End of Period                                0    3,245     25,430



                                 47 PROSPECTUS


MFS INVESTORS TRUST SUB-ACCOUNT**
 Accumulation Unit Value, Beginning of Period                        $10.000  $10.472   $ 10.306
 Accumulation Unit Value, End of Period                              $10.472  $10.306   $  8.537
 Number of Units Outstanding, End of Period                              242    6,043     32,446
MFS HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $10.135   $  9.323
 Accumulation Unit Value, End of Period                              $10.135  $ 9.323   $  9.379
 Number of Units Outstanding, End of Period                              235    1,955      5,227
MFS NEW DISCOVERY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $15.512   $ 14.985
 Accumulation Unit Value, End of Period                              $15,512  $14.985   $ 14.025
 Number of Units Outstanding, End of Period                              115    7,790     50,093
OPPENHEIMER BOND/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $10.011   $ 10.468
 Accumulation Unit Value, End of Period                              $10.011  $10.468   $ 11.120
 Number of Units Outstanding, End of Period                                0    7,989     75,545
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $12.876   $ 12.662
 Accumulation Unit Value, End of Period                              $12.876  $12.662   $ 10.909
 Number of Units Outstanding, End of Period                                0   17,126    123,977
OPPENHEIMER GLOBAL SECURITIES/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $14.140   $ 14.646
 Accumulation Unit Value, End of Period                              $14.140  $14.646   $ 12.696
 Number of Units Outstanding, End of Period                                0   24,220     99,719
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $10.054   $  9,539
 Accumulation Unit Value, End of Period                              $10.054  $ 9,539   $  9.586
 Number of Units Outstanding, End of Period                                0    2,080     23,066
OPPENHEIMER MAIN STREET SMALL CAP/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $15.805   $ 12.721
 Accumulation Unit Value, End of Period                              $15.805  $12.721   $ 12.491
 Number of Units Outstanding, End of Period                              107    4,612     25,638
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $ 9.712   $ 12.424
 Accumulation Unit Value, End of Period                              $ 9.712  $12.424   $ 11.943
 Number of Units Outstanding, End of Period                                0   10,678     79,681
VAN KAMPEN LIT DOMESTIC INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $10.067   $ 10.530
 Accumulation Unit Value, End of Period                              $10.067  $10.530   $ 11.413
 Number of Units Outstanding, End of Period                                0    5,869      9,641
VAN KAMPEN LIT EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $17.529   $ 15.522
 Accumulation Unit Value, End of Period                              $17.529  $15.522   $ 10.480
 Number of Units Outstanding, End of Period                              189   17,931    101,644
VAN KAMPEN LIT M ONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                        $10.000  $10.137   $ 10.584
 Accumulation Unit Value, End of Period                              $10.137  $10.584   $ 10.815
 Number of Units Outstanding, End of Period                                0    4,092     82,693

* Variable Sub-Accounts commenced operations on July 20, 1999 with the exception of the Van Kampen LIT Government which commenced operations as of May 1, 2002, for which no Acculumation Values are shown. The Accumulation Values in this table reflect a mortality and expense risk charge of 1.15% and an administrative expense charge of 0.10%.

**Effective May 1, 2001, the Portfolio's name changed from MFS Growth with Income Series to MFS Investors Trust Series to reflect changes in its investment policies.

***Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.


                                 48 PROSPECTUS

****Effective May 1, 2002, the Fund changed its name from AIM V.I. Internatuonal Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the namne of the Variable Sub-Asccount that invests in that Fund.

*****Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.



                                 49 PROSPECTUS

ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE INCEPTION
(WITH ENHANCED DEATH AND INCOME BENEFIT RIDER)
--------------------------------------------------------------------------------


For the period beginning January 1* and ending December 31,            1999      2000      2001
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 13.939   $12.216
 Accumulation Unit Value, End of Period                               $13.939  $ 12.216   $ 9.217
 Number of Units Outstanding, End of Period                                 0     1,361   $ 1,348
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $  9.989   $ 9.894
 Accumulation Unit Value, End of Period                               $ 9.989  $  9.894   $10.191
 Number of Units Outstanding, End of Period                                 0         0         0
AIM V.I. CORE EQUITY SUB-ACCOUNT***
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 12.357   $10.386
 Accumulation Unit Value, End of Period                               $12.357  $ 10.386   $ 7.882
 Number of Units Outstanding, End of Period                                 0       593     1,182
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT****
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 14.827   $10,734
 Accumulation Unit Value, End of Period                               $14.827  $ 10.734   $ 8.073
 Number of Units Outstanding, End of Period                                 0  $  1,786     1,950
AIM V.I. PREMIER EQUITY SUB-ACCOUNT*****
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 11.922   $10.010
 Accumulation Unit Value, End of Period                               $11.922  $ 10.010   $ 8.607
 Number of Units Outstanding, End of Period                                 0     8,360     9,311
FIDELITY VIPCONTRAFUND(R) SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 11.509   $10.571
 Accumulation Unit Value, End of Period                               $11.509  $ 10.571   $ 9.124
 Number of Units Outstanding, End of Period                                 0    16,447    12,750
FIDELITY VIP GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 12.395   $10.854
 Accumulation Unit Value, End of Period                               $12.395  $ 10.854   $ 8.791
 Number of Units Outstanding, End of Period                                 0     8,287     7,290
FIDELITY VIP HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 10.139   $ 7.732
 Accumulation Unit Value, End of Period                               $10.139  $  7.732   $ 6.712
 Number of Units Outstanding, End of Period                                 0         0         0
 FIDELITY VIP INDEX 500 SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 11.153   $ 9.950
 Accumulation Unit Value, End of Period                               $11.153  $  9.950   $ 8.602
 Number of Units Outstanding, End of Period                               474    20,892   $18,699
FIDELITY VIP INVESTMENT GRADE BOND SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 10.049   $10.994
 Accumulation Unit Value, End of Period                               $10.049  $ 10.994   $11.728
 Number of Units Outstanding, End of Period                                 0       778     2,542
FIDELITY VIP OVERSEAS SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 12.998   $10.343
 Accumulation Unit Value, End of Period                               $12.998  $ 10.343   $ 8.019
 Number of Units Outstanding, End of Period                                 0     2,184         0
MFS BOND SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $  9.933   $10.671
 Accumulation Unit Value, End of Period                               $ 9.933  $ 10.671   $11.409
 Number of Units Outstanding, End of Period                                 0       338       382
MFS INVESTORS TRUST SUB-ACCOUNT**
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 10.464   $10.278
 Accumulation Unit Value, End of Period                               $10.464  $ 10.278   $ 8.815
 Number of Units Outstanding, End of Period                                 0         0         0


                                 50 PROSPECTUS


MFS HIGH INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 10.127   $ 9.297
 Accumulation Unit Value, End of Period                               $10.127  $  9.297   $ 9.334
 Number of Units Outstanding, End of Period                                 0       437       534
MFS NEW DISCOVERY SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 15.499   $14.943
 Accumulation Unit Value, End of Period                               $15.499  $ 14.943   $13.958
 Number of Units Outstanding, End of Period                                 0       248       256
OPPENHEIMER BOND/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 10.003   $10.439
 Accumulation Unit Value, End of Period                               $10.003  $ 10.439   $11.067
 Number of Units Outstanding, End of Period                                 0     6,231     5,772
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 12.866   $12.627
 Accumulation Unit Value, End of Period                               $12.866  $ 12.627   $10.857
 Number of Units Outstanding, End of Period                                 0     4,293     4,295
OPPENHEIMER GLOBAL SECURITIES/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 14.128   $14.605
 Accumulation Unit Value, End of Period                               $14.128  $ 14.605   $12.635
 Number of Units Outstanding, End of Period                                 0     2,414     2,009
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 10.046   $ 9.512
 Accumulation Unit Value, End of Period                               $10.046  $  9.512   $ 9.730
 Number of Units Outstanding, End of Period                                 0         0         0
OPPENHEIMER MAIN STREET SMALL CAP GROWTH/VA SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 15.793   $12.685
 Accumulation Unit Value, End of Period                               $15.793  $ 12.685   $12.431
 Number of Units Outstanding, End of Period                                 0     2,473     2.389
VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $  9.704   $12.389
 Accumulation Unit Value, End of Period                               $ 9,704  $ 12.389   $11.885
 Number of Units Outstanding, End of Period                                 0       965     3,019
VAN KAMPEN LIT DOMESTIC INCOME SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 10.058   $15.501
 Accumulation Unit Value, End of Period                               $10.058  $ 10.501   $11.358
 Number of Units Outstanding, End of Period                                 0     5,047     5,055
VAN KAMPEN LIT EMERGING GROWTH SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $ 17.514   $17.479
 Accumulation Unit Value, End of Period                               $17.514  $ 17.479   $10.429
 Number of Units Outstanding, End of Period                                 0     3,966     4,676
VAN KAMPEN LIT MONEY MARKET SUB-ACCOUNT
 Accumulation Unit Value, Beginning of Period                         $10.000  $10..129   $10.555
 Accumulation Unit Value, End of Period                               $10.129  $ 10.555   $10.763
 Number of Units Outstanding, End of Period                                 0       621       839

* Variable Sub-Accounts commenced operations on July 20, 1999 with the exception of the Van Kampen LIT Government which commenced operations as of May 1, 2002, for which no Acculumation Values are shown. The Accumulation Values in this table reflect a mortality and expense risk charge of 1.15% and an administrative expense charge of 0.10%.

**Effective May 1, 2001, the Portfolio's name changed from MFS Growth with Income Series to MFS Investors Trust Series to reflect changes in its investment policies.

***Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

****Effective May 1, 2002, the Fund changed its name from AIM V.I. Internatuonal Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the namne of the Variable Sub-Asccount that invests in that Fund.


                                 51 PROSPECTUS

*****Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

                                 52 PROSPECTUS

                      STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

DESCRIPTION
THE CONTRACT ...........................................................
Income Payments.........................................................
Initial Monthly Income Payment..........................................
Subsequent Monthly Payments.............................................
Annuity Unit Value......................................................
Illustrative Example of Annuity Unit Value Calculation..................
Illustrative Example of Variable Income Payments........................
DESCRIPTION
VARIABLE ACCOUNT PERFORMANCE............................................
Standardized Total Returns..............................................
Non-Standardized Total Returns..........................................
Adjusted Historical Total Returns ......................................
EXPERTS.................................................................
FINANCIAL STATEMENTS....................................................

                                 53 PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION

                      SelectDirections(sm) Variable Annuity

                                 Issued through

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                                   Offered by

                         ALLSTATE LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. You should also read the prospectus relating to the annuity contracts described above.

You may obtain a copy of the prospectus without charge by calling us at 1-800-632-3492 or writing to us at the following address:

                         Allstate Life Insurance Company
                                 P.O. Box 80469
                          Lincoln, Nebraska 68501-0469

The date of this Statement of Additional Information and of the related prospectus is: May 1, 2002.

                                TABLE OF CONTENTS

THE CONTRACT ...................................................................
Income Payments.................................................................
Initial Monthly Income Payment..................................................
Subsequent Monthly Payments.....................................................
Annuity Unit Value..............................................................
Illustrative Example of Annuity Unit Value Calculation..........................
Illustrative Example of Variable Income Payments................................
VARIABLE ACCOUNT PERFORMANCE....................................................
Standardized Total Returns......................................................
Non-Standardized Total Returns..................................................
Adjusted Historical Total Returns ......................................
EXPERTS.........................................................................
FINANCIAL STATEMENTS............................................................

                                  THE CONTRACT

INCOME PAYMENTS
--------------------------------------------------------------------------------

The amount of your income payments will depend on the following factors:

     (a) the amount of your Contract Value on the Valuation Date immediately preceding the payout start date, minus any applicable premium tax charge;

     (b)  the Income Plan you have selected;

     (c)  the payment frequency you have selected;

     (d) the age and, in some cases, the sex of the Annuitant and any joint Annuitant; and

     (e) for variable income payments only, the investment performance after the Payout Start Date of the Variable Sub-Accounts you have selected.

INITIAL MONTHLY INCOME PAYMENT

For both fixed and variable income payments, we determine the amount of your initial income payment as follows. First, we subtract any applicable premium tax charge from your Contract Value on the Valuation Date immediately preceding the Payout Start Date. Next, we apply that amount to the Income Plan you have selected. For the fixed portion of your income payments, we will use either the Income Payment Tables in the Contract or our income payment tables in effect at the time of the calculation, whichever table is more favorable to the Annuitant. For income payments on a variable basis, we will use the Income Payment tables in the Contract (which reflect the assumed investment rate of 3.0% which is used in calculating subsequent variable income payments, as described below). The tables show the amount of the periodic payment an Annuitant could receive based on $1,000 of contract value. To determine the initial payment amount, we divide your contract value, adjusted as described above, by $1,000 and multiply the result by the relevant annuity factor for the Annuitant's adjusted age and sex (if we are permitted to consider that factor) and the frequency of the payments you have selected. The adjusted age is the actual age of the Annuitant on the Payout Start Date reduced by one year for each six full years between January 1, 1983 and the Payout Start Date.

In some states and under certain qualified plans and other employer-sponsored employee benefit plans, we are not permitted to take the Annuitant's sex into consideration in determining the amount of periodic income payments. In those states, we use the same annuity table for men and women.

SUBSEQUENT MONTHLY PAYMENTS

For fixed income payments, the amount of the second and each subsequent monthly income payment is usually the same as the first monthly payment. However, after the Payout Start Date you will have a limited ability to increase your fixed income payments by making transfers from the Variable Sub-Accounts. After each such transfer, however, your subsequent income payments will remain at the new level until and unless you make an additional transfer to your fixed income payments.

For variable income payments, the amount of the second and each subsequent monthly payment will vary depending on the investment performance of the Variable Sub-Accounts to which you allocated your contract value after the Payout Start Date. We calculate separately the portion of the monthly income payment attributable to each Variable Sub-Account you have selected as follows. When we calculate your initial income payment, we also will determine the number of annuity units in each Variable Sub-Account to allocate to your Contract for the remainder of the Payout Phase. For each Variable Sub-Account, we divide the portion of the initial income payment attributable to that Variable Sub-Account by the annuity unit value for that Variable Sub-Account on the Valuation Date immediately preceding the Payout Start Date. The number of annuity units so determined for your Contract is fixed for the duration of the Payout Phase. We will determine the amount of each subsequent monthly payment attributable to each Variable Sub-Account by multiplying the number of annuity units allocated to your Contract by the annuity unit value for that Variable Sub-Account as of the Valuation Period immediately preceding the date on which the income payment is due. Since the number of annuity units is fixed, the amount of each subsequent variable income payment will reflect the investment performance of the Variable Sub-Accounts you elected.

ANNUITY UNIT VALUE

We determine the value of an annuity unit independently for each Variable Sub-Account. Initially, the annuity unit value for each Variable Sub-Account was set at $100.00.

The annuity unit value for each Variable Sub-Account will vary depending on how much the actual net investment return of the Variable Sub-Account differs from the assumed investment rate that was used to prepare the income payment tables in the Contract. Those income payment tables are based on a 3.0% per year assumed investment rate. If the actual net investment rate of a Variable Sub-Account exceeds 3.0%, the annuity unit value will increase and variable income payments derived from allocations to that Variable Sub-Account will increase over time. Conversely, if the actual net investment rate (that is, the Portfolio's investment return minus a deduction of variable account charges) is less than 3.0%, the annuity unit value will decrease and the variable income payments will decrease over time. If the net investment rate of a Variable Sub-Account equals 3.0%, the annuity unit value will stay the same, as will the variable income payments. If we had used a higher assumed investment rate, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

For each Variable Sub-Account, we determine the annuity unit value for any Valuation Period by multiplying the annuity unit value for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The result is then divided by a second factor that offsets the effect of the assumed net investment rate of 3.0% per year.

The Net Investment Factor measures the net investment performance of a Variable Sub-Account from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an annuity unit may increase, decrease or remain the same.

To determine the Net Investment Factor for a Variable Sub-Account for a Valuation Period, we divide (a) by (b), and then subtract (c) from the result, where:

(a) is the total of:

     (1) the net asset value of a Portfolio share held in the Variable Sub-Account determined as of the valuation date at the end of the Valuation Period; plus

     (2) the per share amount of any dividend or other declared by the Portfolio for which the "ex-dividend" date occurs during the valuation period; plus or minus

     (3) a per share credit or charge for any taxes which we paid or for which we reserved during the valuation period and which we determine to be attributable to the operation of the Variable Sub-Account. As described in the prospectus, currently we do not pay or reserve for Federal income taxes;



(b) is the net asset value of the Portfolio share determined as of the Valuation Date at the end of the immediately preceding Valuation Period
and

(c) is the annualized mortality and expense risk charge and the annualized administrative expense risk charge divided by the number of days in the current calendar year and then multiplied by the number of calendar days in the current Valuation Period.

The Net Investment Factor may be greater, less than, or equal to one. Therefore the value of an Accumulation Unit may increase, decrease, or remain the same.

ILLUSTRATIVE EXAMPLE OF ANNUITY UNIT VALUE CALCULATION

Assume that one share of a given Variable Sub-Account's underlying Portfolio had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The Net Investment Factor for the Valuation Period ending on Tuesday's close of the NYSE is calculated as follows:

Net Investment Factor = ($11.46/$11.44) - 0.000034246 = 1.001714006

The amount subtracted from the ratio of the two net asset values (0.000034246) is the daily equivalent of the annual asset-based expense charges against the Variable Sub-Account of 1.25%. The daily equivalent factor for the 3.0% assumed investment rate is 0.000082192.

In the example given above, if the annuity unit value for the Variable Sub-Account was $10.103523 on Monday, the annuity unit value on Tuesday would have been:

                      $10.103523 x 1.001714006 = $10.120021
                                   ------------
                                   1.000080986

ILLUSTRATIVE EXAMPLE OF VARIABLE INCOME PAYMENTS

Assume that a male Contract owner, P, owns a Contract in connection with which P has allocated all of his contract value to a single Variable Sub-Account. P is also the sole Annuitant. At age 60, P chooses to annuitize his Contract under Income Plan 1, Life Income with Guaranteed Payments for 120 Months. As of the last Valuation Date immediately preceding the Payout Start Date, P's account was credited with 7543.2456 Accumulation Units each having a value of $15.432655. Accordingly, P's account value at that date is equal to 7543.2456 X $15.432655 = $116,412.31. There are no premium tax charges payable upon annuitization. Assume also that the annuity unit value for the Variable Sub-Account at that same date is $132.56932, and that the annuity unit value on the Valuation Date immediately prior to the second income payment date is $133.27695.

P's first variable income payment is determined from the income payment tables in P's Contract, using the information assumed above, with an adjustment for age. The tables supply monthly income payments for each $1,000 of applied contract value. Accordingly, P's first variable income payment is determined by multiplying the monthly installment of $4.92 by the result of dividing P's Account Value by $1,000:

             First Payment = $4.92 X ($116,412.31/$1,000) = $572.75

The number of P's annuity units is also determined at this time. It is equal to the amount of the first variable income payment divided by the value of an annuity unit at the Valuation Date immediately prior to annuitization:

             annuity units = $572.75 divided by $132.56932 = 4.32037


P's second  variable  income payment is determined by multiplying  the number of annuity units by the annuity unit value as of the Valuation Date immediately prior to the second payment due date:

                 Second Payment = 4.32037 x $133.27695 = $575.81

P's third and subsequent variable income payments are computed in the same manner.

The amount of the first variable income payment depends on the contract value in the relevant Variable Sub-Account on the Payout Start Date. Thus, it reflects the investment performance of the Variable Sub-Account, minus fees and charges during the accumulation period. The amount of the first variable income payment determines the number of annuity units allocated to P's Contract for the Payout Phase. That number will remain constant throughout the Payout Phase, unless the Contract owner makes a transfer. The amount of the second and subsequent variable income payments depends on changes in the annuity unit value, which will continuously reflect changes in the net investment performance of the Variable Sub-Account during the Payout Phase.







VARIABLE ACCOUNT PERFORMANCE

--------------------------------------------------------------------------------

From time to time we may advertise the "standardized," "non-standardized," and "adjusted historical" total returns of the Variable Sub-Accounts, as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract owner. The performance figures shown do not reflect any applicable taxes.

STANDARDIZED TOTAL RETURNS

A Variable Sub-Account's standardized total return represents the average annual total return of that Sub-Account over a particular period. We compute standardized total return by finding the annual percentage rate that, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Variable Sub-Account's operations, if shorter than any of the foregoing. We use the following formula prescribed by the SEC for computing standardized total return:

                                                  n
                                1000(1 + T) = ERV

where:

         T        =        average annual total return

         ERV      =        ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of 1, 5, or 10 year periods or shorter period

         n        =        number of years in the period

         1000     =        hypothetical $1,000 investment


When factoring in the withdrawal charge assessed upon redemption, we exclude the Free Withdrawal Amount, which is the amount you can withdraw from the Contract without paying a withdrawal charge. We also use the withdrawal charge that would apply upon redemption at the end of each period. Thus, for example, when factoring in the withdrawal charge for a one year standardized total return calculation, we would use the withdrawal charge that applies to a withdrawal of a purchase payment made one year prior.

When factoring in the contract maintenance charge, we pro rate the charge by dividing (i) the contract maintenance charges by (ii) an assumed Contract size of $20,000. We then multiply the resulting percentage by a hypothetical $1,000 investment.

The Variable Sub-Accounts commenced operations on July 20, 1999 with the exception of the Van Kampen LIT Government which commenced operations on May 1, 2002. The table below sets out the standardized total returns for the Variable Sub-Accounts for the periods ended December 31, 2001.


                   Standardized Total Returns Since Inception
                             As of December 31, 2001


                         Average Annual Total Return(1)



With Standard Death Benefit

                                                                                 10 Years or Since
Variable Sub-Account                                       1 Year      5 Years       Inception
AIM V.I. Capital Appreciation                              -30.30%       N/A           -5.31%
AIM V.I. Core Equity(2)                                    -29.86%       N/A          -11.64%
AIM V.I. Diversified Income                                -3.76%        N/A           -1.52%
AIM V.I. International Growth(3)                           -30.55%       N/A          -10.69%
AIM V.I. Premier Equity(4)                                 -19.72%       N/A           -8.13%
Fidelity VIP Contrafund                                    -19.40%       N/A           -5.74%
Fidelity VIP Growth                                        -24.74%       N/A           -7.27%
Fidelity VIP High Income                                   -18.89%       N/A          -17.78%
Fidelity VIP Index 500                                     -19.26%       N/A           -8.16%
Fidelity VIP Investment Grade Bond                          1.05%        N/A           5.19%
Fidelity VIP Overseas                                      -28.21%       N/A          -10.96%
MFS Bond                                                    1.29%        N/A           3.94%
MFS High Income                                            -5.26%        N/A           -4.80%
MFS Investors Trust                                        -23.06%       N/A           -8.66%
MFS New Discovery                                          -12.27%       N/A           13.45%
Oppenheimer Bond                                            0.38%        N/A           2.57%
Oppenheimer Capital Appreciation                           -19.73%       N/A           1.73%
Oppenheimer Global Securities                              -19.20%       N/A           8.67%
Oppenheimer High Income                                    -5.36%        N/A           -8.32%
Oppenheimer Main Street Small Cap                          -7.67%        N/A           7.86%
Van Kampen LIT Comstock                                    -9.74%        N/A           5.81%
Van Kampen LIT Domestic Income                              2.54%        N/A           3.73%
Van Kampen LIT Emerging Growth                             -38.41%       N/A           -0.02%
Van Kampen LIT Government                                    N/A         N/A            N/A
Van Kampen LIT Money Market                                -3.64%        N/A           1.29%

(1) Total returns reflect that certain investment advisers waived all or part of the advisory fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower. The performance listed above assumes that any fee waivers or reimbursements are in effect for the time periods shown.

(2)  Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and
     Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that fund.

(3)  Effective May 1, 2002, the Fund changed its name from AIM V.I.
     International Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

(4) Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.





With Enhanced Death Benefit

                                                                                 10 Years or Since
Variable Sub-Account                                       1 Year      5 Years       Inception
AIM V.I. Capital Appreciation                              -30.45%       N/A           -5.51%
AIM V.I. Core Equity(2)                                    -30.01%       N/A          -11.83%
AIM V.I. Diversified Income                                -3.97%        N/A           -1.72%
AIM V.I. International Growth(3)                           -30.70%       N/A          -10.88%
AIM V.I. Premier Equity(4)                                 -19.89%       N/A           -8.32%
Fidelity VIP Contrafund                                    -19.57%       N/A           -5.94%
Fidelity VIP Growth                                        -24.90%       N/A           -7.46%
Fidelity VIP High Income                                   -19.07%       N/A          -17.96%
Fidelity VIP Index 500                                     -19.43%       N/A           -8.35%
Fidelity VIP Investment Grade Bond                          0.83%        N/A           4.97%
Fidelity VIP Overseas                                      -28.37%       N/A          -11.15%
MFS Bond                                                    1.07%        N/A           3.72%
MFS High Income                                            -5.46%        N/A           -5.00%
MFS Investors Trust)                                       -23.23%       N/A           -8.86%
MFS New Discovery                                          -12.46%       N/A           13.22%
Oppenheimer Bond                                            0.17%        N/A           2.35%
Oppenheimer Capital Appreciation                           -19.90%       N/A           1.52%
Oppenheimer Global Securities                              -19.37%       N/A           8.45%
Oppenheimer High Income                                    -5.57%        N/A           -8.52%
Oppenheimer Main Street Small Cap                          -7.86%        N/A           7.64%
Van Kampen LIT Comstock                                    -9.93%        N/A           5.59%
Van Kampen LIT Domestic Income                              2.32%        N/A           3.52%
Van Kampen LIT Emerging Growth                             -38.55%       N/A           -0.23%
Van Kampen LIT Government                                    N/A         N/A            N/A
Van Kampen LIT Money Market                                -3.84%        N/A           1.07%


(1) Total returns reflect that certain investment advisers waived all or part of the advisory fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower. The performance listed above assumes that any fee waivers or reimbursements are in effect for the time periods shown.

(2)  Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and
     Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that fund.

(3)  Effective May 1, 2002, the Fund changed its name from AIM V.I.
     International Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

(4) Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.


NON-STANDARDIZED TOTAL RETURNS

From time to time, we also may quote rates of return that reflect changes in the values of each Variable Sub-Account's Accumulation Units. We may quote these "non-standardized total returns" on an annualized, cumulative, year-by-year, or other basis. These rates of return take into account asset-based charges, such as the mortality and expense risk charge and administration charge, However, these rates of return do not reflect withdrawal charges, contract maintenance charges, or any taxes. Such charges, if reflected, would reduce the performance shown.


Annualized returns reflect the rate of return that, when compounded annually, would equal the cumulative rate of return for the period shown. We compute annualized returns according to the following formula:

                                                     1/n
         Annualized Return = (1 + r)   - 1

         where r = cumulative rate of return for the period shown, and n = number of years in the period.

The method of computing annualized rates of return is similar to that for computing standardized performance, described above, except that rather than using a hypothetical $1,000 investment and the ending redeemable value thereof, we use the changes in value of an Accumulation Unit.

Cumulative rates of return reflect the cumulative change in value of an Accumulation Unit over the period shown. Year -by-year rates of return reflect the change in value of an Accumulation Unit during the course of each year shown. We compute these returns by dividing the Accumulation Unit Value at the end of each period shown, by the Accumulation Unit Value at the beginning of that period, and subtracting one. We compute other total returns on a similar basis.

We may quote non-standardized total returns for 1, 5 and 10 year periods, or period since inception of the Variable Sub-Account's operations, as well as other periods, such as "year-to-date" (prior calendar year end to the day stated in the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); "the prior calendar year"; and the " "n" most recent calendar years."

The Variable Sub-Accounts commenced operations on July 20, 1999 except for the Van Kampen LIT Government which commenced operations on May 1, 2002. The table below sets out the non-standardized total returns for the Variable Sub-Accounts for the periods ended December 31, 2001.


                 Non-Standardized Total Returns Since Inception
                             As of December 31, 2001


                         Average Annual Total Return(1)



With Standard Death Benefit
                                                                               10 Years or Since
Variable Sub-Account                                     1 Year      5 Years       Inception
AIM V.I. Capital Appreciation                            -24.24%       N/A           -2.94%
AIM V.I. Core Equity(3)                                  -23.80%       N/A           -9.04%
AIM V.I. Diversified Income                               2.30%        N/A           0.75%
AIM V.I. International Growth(4)                         -24.49%       N/A           -8.14%
AIM V.I. Premier Equity(5)                               -13.66%       N/A           -5.65%
Fidelity VIP Contrafund                                  -13.34%       N/A           -3.35%
Fidelity VIP Growth                                      -18.68%       N/A           -4.83%
Fidelity VIP High Income                                 -12.83%       N/A          -14.91%
Fidelity VIP Index 500                                   -13.20%       N/A           -5.68%
Fidelity VIP Investment Grade Bond                        7.11%        N/A           7.27%
Fidelity VIP Overseas                                    -22.15%       N/A           -8.39%
MFS Bond                                                  7.35%        N/A           6.05%
MFS High Income                                           0.80%        N/A           -2.43%
MFS Investors Trust(2)                                   -17.00%       N/A           -6.17%
MFS New Discovery                                        -6.21%        N/A           15.31%
Oppenheimer Bond                                          6.44%        N/A           4.72%
Oppenheimer Capital Appreciation                         -13.67%       N/A           3.89%
Oppenheimer Global Securities                            -13.14%       N/A           10.64%
Oppenheimer High Income                                   0.70%        N/A           -5.83%
Oppenheimer Main Street Small Cap                        -1.61%        N/A           9.90%
Van Kampen LIT Comstock                                  -3.68%        N/A           7.87%
Van Kampen LIT Domestic Income                            8.60%        N/A           5.85%
Van Kampen LIT Emerging Growth                           -32.35%       N/A           2.17%
Van Kampen LIT Government                                  N/A         N/A            N/A
Van Kampen LIT Money Market                               2.42%        N/A           3.47%

(1) Total returns reflect that certain investment advisers waived all or part of the advisory fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower. The performance listed above assumes that any fee waivers or reimbursements are in effect for the time periods shown.

(2)  Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and
     Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that fund.

(3)  Effective May 1, 2002, the Fund changed its name from AIM V.I.
     International Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

(4) Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.


With Enhanced Death Benefit

                                                                               10 Years or Since
Variable Sub-Account                                     1 Year      5 Years       Inception
AIM V.I. Capital Appreciation                            -24.39%       N/A           -3.14%
AIM V.I. Core Equity(3)                                  -23.95%       N/A           -9.23%
AIM V.I. Diversified Income                               2.09%        N/A           0.55%
AIM V.I. International Growth(4)                         -24.64%       N/A           -8.32%
AIM V.I. Premier Equity(5)                               -13.83%       N/A           -5.84%
Fidelity VIP Contrafund                                  -13.51%       N/A           -3.54%
Fidelity VIP Growth                                      -18.84%       N/A           -5.02%
Fidelity VIP High Income                                 -13.01%       N/A          -15.08%
Fidelity VIP Index 500                                   -13.37%       N/A           -5.87%
Fidelity VIP Investment Grade Bond                        6.89%        N/A           7.06%
Fidelity VIP Overseas                                    -22.31%       N/A           -8.57%
MFS Bond                                                  7.13%        N/A           5.84%
MFS High Income                                           0.60%        N/A           -2.63%
MFS Investors Trust(2)                                   -17.17%       N/A           -6.36%
MFS New Discovery                                        -6.40%        N/A           15.08%
Oppenheimer Bond                                          6.23%        N/A           4.51%
Oppenheimer Capital Appreciation                         -13.84%       N/A           3.68%
Oppenheimer Global Securities                            -13.31%       N/A           10.42%
Oppenheimer High Income                                   0.49%        N/A           -6.02%
Oppenheimer Main Street Small Cap                        -1.80%        N/A           9.68%
Van Kampen LIT Comstock                                  -3.87%        N/A           7.65%
Van Kampen LIT Domestic Income                            8.38%        N/A           5.64%
Van Kampen LIT Emerging Growth                           -32.49%       N/A           1.97%
Van Kampen LIT Government                                  N/A         N/A            N/A
Van Kampen LIT Money Market                               2.22%        N/A           3.27%


(1) Total returns reflect that certain investment advisers waived all or part of the advisory fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower. The performance listed above assumes that any fee waivers or reimbursements are in effect for the time periods shown.

(2) Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that fund.

(3) Effective May 1, 2002, the Fund changed its name from AIM V.I. International Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

(4) Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.



ADJUSTED HISTORICAL TOTAL RETURNS

We may advertise the total return for periods prior to the date that the Variable Sub-Accounts commenced operations. We will calculate such "adjusted historical total returns" using the historical performance of the underlying Portfolios and adjusting such performance to reflect the current level of charges that apply to the Variable Sub-Accounts under the Contract, the contract maintenance charge and the appropriate withdrawal charge.

The adjusted historical total returns for the Variable Sub-Accounts for the periods ended December 31, 2001 are set out below.

            Adjusted Historical Total Returns as of December 31, 2001


                         Average Annual Total Return(1)


                           With Standard Death Benefit
                 (Total Variable Account Annual Expenses: 1.25%)



                                                                                      10 Years or Since  Inception Date of
Variable Sub-Account                                        1 Year          5 Years       Inception      Corresponding Portfolio
AIM V.I. Capital Appreciation                              -30.30%           4.03%         10.28%             05/05/93
AIM V.I. Core Equity(2)                                    -29.86%           5.32%          9.90%             05/02/94
AIM V.I. Diversified Income                                 -3.76%           0.98%          3.64%             05/05/93
AIM V.I. International Growth(3)                           -30.55%           -0.53%         5.44%             05/05/93
AIM V.I. Premier Equity (4)                                -19.72%           7.75%         11.92%             05/05/93
Fidelity VIP Contrafund                                    -19.40%           8.51%         14.09%             01/03/95
Fidelity VIP Growth                                        -24.74%           9.73%         11.91%             10/09/86
Fidelity VIP High Income                                   -18.89%           -5.73%         3.90%             09/19/85
Fidelity VIP Index 500                                     -19.26%           8.43%         11.92%             08/28/92
Fidelity VIP Investment Grade Bond                          1.05%            5.24%          5.51%             12/05/88
Fidelity VIP Overseas                                      -28.21%           0.71%          4.49%             01/29/87
MFS Bond                                                    1.29%            4.06%          3.95%             10/24/95
MFS High Income                                             -5.26%           -0.56%         2.00%             07/26/95
MFS Investors Trust                                        -23.06%           5.33%          9.01%             10/09/95
MFS New Discovery                                          -12.27%            N/A          12.06%             04/29/98
Oppenheimer Bond                                            0.38%            3.62%          5.22%             04/03/85
Oppenheimer Capital Appreciation                           -19.73%           12.27%        13.71%             04/03/85
Oppenheimer Global Securities                              -19.20%           13.48%        12.42%             11/12/90
Oppenheimer High Income                                     -5.36%           -1.37%         6.12%             04/30/86
Oppenheimer Main Street Small Cap                           -7.67%            N/A           1.03%             05/01/98
Van Kampen LIT Comstock                                     -9.74%            N/A           3.70%             04/30/99
Van Kampen LIT Domestic Income                              2.54%            2.64%          1.27%             11/04/87
Van Kampen LIT Emerging Growth                             -38.41%           13.91%        15.76%             07/03/95
Van Kampen LIT Government                                   -0.47%           4.71%          4.64%             04/07/86
Van Kampen LIT Money Market                                 -3.64%           2.68%          2.96%             04/07/86

(1) Total returns reflect that certain investment advisers waived all or part of the advisory fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower. The performance listed above assumes that any fee waivers or reimbursements are in effect for the time periods shown.

(2)  Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and
     Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that fund.

(3)  Effective May 1, 2002, the Fund changed its name from AIM V.I.
     International Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

(4) Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.


                        With Enhanced Death Benefit Rider
                 (Total Variable Account Annual Expenses: 1.45%)



                                                                                      10 Years or Since  Inception Date of
Variable Sub-Account                                             1 Year     5 Years       Inception      Corresponding Portfolio
AIM V.I. Capital Appreciation                                    -30.45%     3.81%         10.06%             05/05/93
AIM V.I. Core Equity(2)                                          -30.01%     5.10%          9.68%             05/02/94
AIM V.I. Diversified Income                                      -3.97%      0.77%          3.43%             05/05/93
AIM V.I. International Growth(3)                                 -30.70%     -0.74%         5.23%             05/05/93
AIM V.I. Premier Equity(4)                                       -19.89%     7.53%         11.70%             05/05/93
Fidelity VIP Contrafund                                          -19.57%     8.29%         13.86%             01/03/95
Fidelity VIP Growth                                              -24.90%     9.51%         11.68%             10/09/86
Fidelity VIP High Income                                         -19.07%     -5.93%         3.70%             09/19/85
Fidelity VIP Index 500                                           -19.43%     8.21%         11.69%             08/28/92
Fidelity VIP Investment Grade Bond                                0.83%      5.02%          5.30%             12/05/88
Fidelity VIP Overseas                                            -28.37%     0.50%          4.28%             01/29/87
MFS Bond                                                          1.07%      3.84%          3.74%             10/24/95
MFS High Income                                                  -5.46%      -0.77%         1.79%             07/26/95
MFS Investors Trust                                              -23.23%     5.11%          8.78%             10/09/95
MFS New Discovery                                                -12.46%      N/A          11.83%             04/29/98
Oppenheimer Bond                                                  0.17%      3.41%          5.01%             04/03/85
Oppenheimer Capital Appreciation                                 -19.90%     12.04%        13.48%             04/03/85
Oppenheimer Global Securities                                    -19.37%     13.25%        12.20%             11/12/90
Oppenheimer High Income                                          -5.57%      -1.58%         5.90%             04/30/86
Oppenheimer Main Street Small Cap                                -7.86%       N/A           0.81%             05/01/98
Van Kampen LIT Comstock                                          -9.93%       N/A           3.49%             04/30/99
Van Kampen LIT Domestic Income                                    2.32%      2.43%          1.06%             11/04/87
Van Kampen LIT Emerging Growth                                   -38.55%     13.68%        15.52%             07/03/95
Van Kampen LIT Government                                        -0.68%      4.49%          4.43%             04/07/86
Van Kampen LIT Money Market                                      -3.84%      2.47%          2.75%             04/07/86


(1) Total returns reflect that certain investment advisers waived all or part of the advisory fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower. The performance listed above assumes that any fee waivers or reimbursements are in effect for the time periods shown.

(2) Effective May 1, 2002, the Fund changed its name from AIM V.I. Growth and Income Fund to AIM V.I. Core Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that fund.

(3) Effective May 1, 2002, the Fund changed its name from AIM V.I. International Equity Fund to AIM V.I. International Growth Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

(4) Effective May 1, 2002, the Fund changed its name from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.


EXPERTS

-------------------------------------------------------------------------------

The consolidated financial statements of Allstate as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the related financial statement schedules that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2001 and for each of the periods in the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is, Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, IL 60601.

FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

The financial statements of the Variable Account as of December 31, 2001 and for each of the periods in the two years then ended, the financial statements of Allstate as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the related financial statement schedules and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedules of Allstate included herein should be considered only as bearing upon the ability of Allstate to meet its obligations under the Contracts.

Independent Auditors' Report

To the Board of Directors and Shareholder of Allstate Life Insurance Company:

     We have audited the accompanying Consolidated Statements of Financial Position of Allstate Life Insurance Company and subsidiaries (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2001 and 2000, and the related Consolidated Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2001. Our audits also included Schedule I--Summary of Investments other than Investments in Related Parties, Schedule III--Supplementary Insurance Information, Schedule IV--Reinsurance, and Schedule V--Valuation and Qualifying Accounts. These financial statements and financial schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I--Summary of Investments other than Investments in Related Parties, Schedule III--Supplementary Insurance Information, Schedule IV--Reinsurance, and Schedule V--Valuation and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 2002
(March 28, 2002 as to Note 18)

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                       Year Ended December 31,
                                                                                     2001       2000       1999
                                                                                     ----       ----       ----
                                                                                            (in millions)
Revenues
Premiums (net of reinsurance ceded of $323, $302 and $241)                            $1,046     $1,069      $  838
Contract charges                                                                         821        798         723
Net investment income                                                                  2,839      2,589       2,239
Realized capital gains and losses                                                       (213)       (26)        192
                                                                                      ------     ------      ------

                                                                                       4,493      4,430       3,992
                                                                                      ------     ------      ------

Costs and expenses
Contract benefits (net of reinsurance recoverable of $277, $243 and $161)              1,485      1,439       1,251
Interest credited to contractholders' funds                                            1,670      1,519       1,260
Amortization of deferred policy acquisition costs                                        365        418         367
Operating costs and expenses                                                             416        343         344
                                                                                      ------     ------      ------

                                                                                       3,936      3,719       3,222
Loss on disposition of operations                                                         (4)        --          --
                                                                                      ------     ------      ------

Income from operations before income tax expense and cumulative effect
 of change in accounting principle                                                       553        711         770
Income tax expense                                                                       179        241         266
                                                                                      ------     ------     -------

Income before cumulative effect of change in accounting principle                        374        470         504
                                                                                      ------     ------     -------

Cumulative effect of change in accounting for derivatives and embedded derivative financial instruments, after-tax

                                                                                          (6)        --        --
                                                                                       -----     ------     -------

Net income                                                                               368        470         504
                                                                                       -----     ------     -------

Other comprehensive income (loss), after tax
Changes in:
   Unrealized net capital gains and losses                                                76        351        (646)
   Unrealized foreign currency translation adjustments                                     2         (2)          1

Other comprehensive income (loss), after-tax                                              78        349        (645)
                                                                                       -----     ------     -------

Comprehensive income (loss)                                                            $ 446     $  819     $  (141)
                                                                                       =====     ======     =======





See notes to consolidated financial statements.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION


                                                                                                        December 31,
                                                                                                      2001        2000
                                                                                                    --------   ---------
                                                                                                    (in millions, except
                                                                                                       par value data)
Assets
Investments
   Fixed income securities, at fair value (amortized cost $35,718 and $31,052)                         $37,226     $32,281
   Mortgage loans                                                                                        5,450       4,351
   Equity securities, at fair value (cost $196 and $425)                                                   201         473
   Short-term                                                                                              672         836
   Policy loans                                                                                            673         644
   Other                                                                                                    75          35
                                                                                                       -------     -------

      Total investments                                                                                 44,297      38,620
Cash                                                                                                       130          58
Deferred policy acquisition costs                                                                        2,997       2,926
Reinsurance recoverables, net                                                                              950         614
Accrued investment income                                                                                  479         494
Other assets                                                                                               182         181
Separate Accounts                                                                                       13,587      15,298
                                                                                                       -------     -------

        Total assets                                                                                   $62,622     $58,191
                                                                                                       =======     =======


Liabilities
Contractholder funds                                                                                    $32,301     $27,676
Reserve for life-contingent contract benefits                                                             8,632       8,000
Unearned premiums                                                                                             9          48
Payable to affiliates, net                                                                                   74          52
Other liabilities and accrued expenses                                                                    2,053       1,487
Deferred income taxes                                                                                       569         505
Separate Accounts                                                                                        13,587      15,298
                                                                                                        -------     -------

        Total liabilities                                                                                57,225      53,066
                                                                                                        -------     -------

Commitments and Contingent Liabilities (Note 10)

Shareholder's Equity
Redeemable preferred stock--series A, $100 par value, 1,500,000 shares
   authorized, 1,035,610 and 920,210 shares issued and outstanding                                          104          92
Redeemable preferred stock--series A subscriptions receivable                                               (14)         --
Redeemable preferred stock--series B, $100 par value, 1,500,000 shares authorized, 0 and 1,170,000 shares issued and outstanding
                                                                                                             --         117
Common stock, $227 par value, 23,800 shares authorized and outstanding                                        5           5
Additional capital paid-in                                                                                  717         600
Retained income                                                                                           3,948       3,752
Accumulated other comprehensive income:
   Unrealized net capital gains and losses                                                                  636         560
   Unrealized foreign currency translation adjustments                                                        1          (1)
                                                                                                        -------     -------

        Total accumulated other comprehensive income                                                        637         559
                                                                                                        -------     -------

        Total shareholder's equity                                                                        5,397       5,125
                                                                                                        -------     -------

        Total liabilities and shareholder's equity                                                      $62,622     $58,191
                                                                                                        =======     =======

See notes to consolidated financial statements.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                                         Year Ended December 31,
                                                                                                       2001       2000       1999
                                                                                                       ----       ----       ----
                                                                                                              (in millions)
Redeemable preferred stock--series A
Balance, beginning of year                                                                           $   92    $    66     $   58
Issuance of stock                                                                                        15         26          8
Redemption of stock                                                                                      (3)        --         --
                                                                                                     ------    -------     ------

Balance, end of year                                                                                    104         92         66
                                                                                                     ------    -------     ------

Redeemable preferred stock--series A subscriptions receivable                                           (14)        --         --
                                                                                                     ------    -------     ------

Redeemable preferred stock--series B
Balance, beginning of year                                                                              117        117        117
Redemption of stock                                                                                    (117)        --         --
                                                                                                     ------    -------     ------

Balance, end of year                                                                                     --        117        117
                                                                                                     ------    -------     ------

Common stock
Balance, beginning of year                                                                                5          5          5
Issuance of stock                                                                                        --         --         --
                                                                                                     ------    -------     ------

Balance, end of year                                                                                      5          5          5
                                                                                                     ------    -------     ------
Additional capital paid in
Balance, beginning of year                                                                              600        600        600
Capital contribution                                                                                    117         --         --
                                                                                                     ------    -------     ------

Balance, end of year                                                                                    717        600        600
                                                                                                     ------    -------     ------

Retained income
Balance, beginning of year                                                                            3,752      3,367      2,963
Net income                                                                                              368        470        504
Dividends                                                                                              (172)       (85)      (100)

Balance, end of year                                                                                  3,948      3,752      3,367
                                                                                                     ------    -------     ------
Accumulated other comprehensive income
Balance, beginning of year                                                                              559        210        855
Change in unrealized net capital gains and net losses on derivative financial instruments                76        351       (646)
Change in unrealized foreign currency translation adjustments                                             2        (2)          1
                                                                                                     ------    -------     ------
Balance, end of year                                                                                    637        559        210
                                                                                                     ------    -------     ------

Total shareholder's equity                                                                           $5,397    $ 5,125     $4,365
                                                                                                     ======    =======     ======



See notes to consolidated financial statements.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                Year Ended December 31,
                                                                                                 2001          2000         1999
                                                                                                 ----          ----         ----
                                                                                                     (in millions)
Cash flows from operating activities
Net income                                                                                    $   368      $    470      $   504
   Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization and other non-cash items                                                         (261)         (232)        (147)
   Realized capital gains and losses                                                              213            26         (192)
   Loss on disposition of operations                                                                4            --           --
   Cumulative effect of change in accounting for derivative and embedded derivative                 6            --           --
      financial instruments
   Interest credited to contractholder funds                                                    1,670         1,439        1,251
   Changes in:
      Contract benefit and other insurance reserves                                                38            91         (49)
      Unearned premiums                                                                           (39)          (10)         (30)
      Deferred policy acquisition costs                                                          (272)         (349)        (261)
      Reinsurance recoverables                                                                   (145)         (139)         (41)
      Income taxes payable                                                                         26           128           58
      Other operating assets and liabilities                                                      145          (125)         (48)
                                                                                             --------      --------     --------
           Net cash provided by operating activities                                            1,753         1,299        1,045
                                                                                             --------      --------     --------
Cash flows from investing activities
Proceeds from sales
   Fixed income securities                                                                      6,844         6,923        4,680
   Real estate                                                                                     10            --           --
   Equity securities                                                                              540           985          992
Investment collections
   Fixed income securities                                                                      3,434         2,041        2,907
   Mortgage loans                                                                                 359           390          392
Investments purchases
   Fixed income securities                                                                    (14,465)      (12,319)     (10,071)
   Equity securities                                                                             (318)         (894)        (862)
   Mortgage loans                                                                              (1,456)         (938)        (908)
Acquisitions, net of cash received                                                                 67            --           --
Change in short-term investments, net                                                             330           281            4
Change in other investments, net                                                                  (44)          (46)         (36)
                                                                                             --------      --------     --------
           Net cash used in investing activities                                               (4,699)       (3,577)      (2,902)

Cash flows from financing activities
Proceeds from issuance of redeemable preferred stock                                                1            26            8
Redemption of redeemable preferred stock                                                         (120)           --           --
Capital contribution                                                                              117            --           --
Contractholder fund deposits                                                                    7,860         7,875        5,594
Contractholder fund withdrawals                                                                (4,668)       (5,548)      (3,684)
Dividends paid                                                                                   (172)          (85)        (100)
                                                                                             --------      --------     --------
           Net cash provided by financing activities                                            3,018         2,268        1,818
                                                                                             --------      --------     --------
Net increase (decrease) in cash                                                                    72           (10)         (39)
Cash at beginning of the year                                                                      58            68          107
                                                                                             --------      --------     --------
Cash at end of year                                                                          $    130      $     58     $     68
                                                                                             ========      ========     ========




See notes to consolidated financial statements.
                                      F-4

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.  General

Basis of presentation

     The accompanying consolidated financial statements include the accounts of Allstate Life Insurance Company ("ALIC") and its wholly owned subsidiaries (collectively referred to as the "Company"). ALIC is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany accounts and transactions have been eliminated.

     On May 31, 2000, the Company paid a dividend of all the common shares of Allstate Insurance Company of Canada ("AICC") stock to AIC. Prior to the dividend, AICC had been consolidated in the Company's financial statements and related disclosures. In conjunction with the dividend, the Company has restated its prior year financial results to exclude AICC.

     To conform with the 2001 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

Nature of operations

     The Company markets its products through two business segments, Retail and Structured Financial Products.

     The Retail segment offers a diversified group of products to meet consumers' lifetime needs in the areas of protection and retirement solutions through a variety of distribution channels. Principal products offered by the segment include:


Protection                                    Retirement
------------------------------                --------------------------------
Life Insurance                                Investment Contracts
   Traditional                                  Fixed annuities
      Term life                                 Market value adjusted annuities
      Whole life                                Equity-indexed annuities
      Credit Life                               Immediate annuities
   Interest-sensitive life                      Variable annuities*
      Universal life
      Single premium life
      Variable life*
      Variable universal life*
      Single premium variable life
Other
   Long-term care
   Accidental death
   Hospital indemnity
   Credit disability
   *--Separate Accounts products


Four distribution channels market the Retail products: (1) the Allstate Agency channel, (2) the independent agents broker/dealers channel, including master brokerage agencies, (3) the financial services firms channel and (4) the direct marketing channel. Although the Company currently benefits from agreements with financial services firms who market and distribute its retail products, change in control of these non-affiliated entities with which the Company has alliances could negatively impact sales.

     The Structured Financial Products segment offers a variety of spread-based and fee-based products to qualified investment buyers. Spread-based products are designed to generate income based on the difference ("spread") between investment returns on the supporting assets and the guaranteed returns provided to customers. Fee-based products are designed to generate income based on various fees or charges assessed against the account values. While spread-based

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

products provide guaranteed rates of return to customers, some fee-based products provide only a limited guarantee to customers. Spread-based products include guaranteed investment contracts ("GICs") and funding agreements ("FAs"). Synthetic GICs are the primary fee-based product offered by the segment. These products are distributed through specialized brokers or investment bankers. The segment also offers single premium annuity products such as structured settlement annuities through brokers who specialize in settlement of injury and other liability cases and single premium immediate annuities ("SPIAs") through independent agents.

     In 2001, annuity premiums and deposits represented approximately 81.5% of the Company's total statutory premiums and deposits, which include all deposits recorded as liabilities in the statutory-basis financial statements.

     The Company monitors economic and regulatory developments, which have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation presents an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

     Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

     The Company is authorized to sell its products in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also authorized to sell certain insurance products in various foreign countries. The top geographic locations in the United States for statutory premiums and deposits earned by the Company were Delaware, California, New York, Florida, Nebraska, Pennsylvania and Texas for the year ended December 31, 2001. No other jurisdiction accounted for more than 5% of statutory premiums and deposits for the Company.

2.   Summary of Significant Accounting Policies

Investments

     Fixed income securities include bonds, mortgage-backed and asset-backed securities, and redeemable preferred stocks. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). Fair values for exchange traded fixed income securities are based upon quoted market prices or dealer quotes. The fair value of non-exchange traded fixed income securities is based on either independent third party pricing sources or widely accepted pricing valuation models which utilize internally developed ratings and independent third party data as inputs. The difference between amortized cost and fair value, net of deferred income taxes, certain deferred policy acquisition costs, and certain reserves for life-contingent contract benefits, is reflected as a component of Accumulated other comprehensive income.

     Mortgage loans are carried at outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected market conditions, and other factors.

     Equity securities include common and non-redeemable preferred stocks, real estate investment trusts and limited partnership interests. Common and non-redeemable preferred stocks and real estate investment trusts are carried at fair value with the difference between cost and fair value of equity securities, less deferred income taxes, reflected as a component of Accumulated other comprehensive income. The fair value of equity securities is based principally on quoted market prices. Investments in limited partnerships in which the Company does not have a controlling interest, are accounted for in accordance with the equity method of accounting. In instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Short-term investments are carried at cost or amortized cost that approximates fair value, and generally includes collateral received in connection with certain securities lending activities. For securities lending transactions, the Company records an offsetting liability in Other liabilities and accrued expenses for the Company's obligation to repay the collateral.

     Policy loans are carried at unpaid principal balances. Other investments consist primarily of real estate investments, which are accounted for by the equity method if held for investment, or depreciated cost, net of valuation allowances, if the Company has an active plan to sell.

     Investment income consists primarily of interest and dividends, net investment income from partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt.

     Realized capital gains and losses are determined on a specific identification basis. They include gains and losses from portfolio trading, write-downs in value due to other than temporary declines in fair value, and changes in the value of certain derivative instruments.

     The Company monitors its fixed income and equity portfolios for ratings changes or other events which may result in declines in value that are other than temporary. Factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the duration and extent to which the fair value has been less than cost; and 3) the financial condition and near-term prospects of the issuer.

Derivative and embedded derivative financial instruments

     The Company adopted the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", as of January 1, 2001. The impact of SFAS No. 133 and SFAS No. 138 (the "statements") to the Company was a loss of $6 million, after-tax, and is reflected as a cumulative effect of a change in accounting principle on the Consolidated Statements of Operations. The Company also recorded a cumulative after-tax decrease of $1 million in Accumulated other comprehensive income. The FASB is continuing to provide clarification and interpretation for the application of the statements. Any future clarifying or interpretative guidance will be applied by the Company as prescribed by the FASB.

     The statements require that all derivatives be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through Net income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through Net income or recognized in Accumulated other comprehensive income until the hedged item is recognized in Net income. The Company has elected to adopt the provisions of the statements with respect to embedded derivative financial instruments to all such instruments held at January 1, 2001.

     Derivative financial instruments include swaps, futures, options, interest rate caps and floors, warrants, synthetic guaranteed investment contracts, certain forward contracts for purchases of to-be-announced ("TBA") mortgage securities, certain investment risk transfer reinsurance agreements and certain credit default swaps. Derivatives which are required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in convertible fixed income securities, equity indexed life and annuity contracts, and certain variable contracts sold (see
Note 6).

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability, a forecasted transaction or an unrecognized firm commitment attributable to a particular risk. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged, the methodology used to assess how effective the hedging instrument is in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk, or in the case of a cash flow hedge, the exposure to changes in the hedged transaction's variability in cash flows attributable to the hedged risk and the method that will be used to measure hedge ineffectiveness. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges is reported in Realized capital gains and losses, which was a $6 million net gain as of December 31, 2001.

     Derivatives are accounted for on a fair value basis, and reported as Other investments, Other assets, Other liabilities and accrued expenses or Contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in the fair value of derivatives embedded in assets and subject to bifurcation are reported in Realized capital gains and losses. The change in the fair value of derivatives embedded in liabilities and subject to bifurcation are reported in Realized capital gains and losses or Interest credited to contractholders' funds.

     Fair value hedges

     The Company designates certain of its interest rate and foreign currency swap contracts, interest rate futures contracts, and certain investment risk transfer reinsurance agreements as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item.

     For hedging instruments utilized in fair value hedges, the change in the fair value of the derivatives is reported together in Net investment income with the change in the fair value of the hedged items, when the hedged items are investment assets or a portion thereof. The change in the fair value of hedging instruments utilized in fair value hedges, when the hedged items are Contractholder funds liabilities or a portion thereof, are reported together in Interest credited to contractholders' funds with the change in the fair value of the hedged item. Accrued periodic settlements on swaps are reported in Net investment income or Interest credited to contractholders' funds. The carrying value of the hedged asset or liability is adjusted for the change in the fair value of the hedged risk.

     Cash flow hedges

     The Company designates certain of its interest rate and foreign currency swap contracts, and interest rate futures contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk. The Company's cash flow exposure may be associated with either an existing asset or liability, or a forecasted transaction. Forecasted transactions must be probable of occurrence with their significant terms and specific characteristics identified.

     For hedging instruments utilized in cash flow hedges, the change in the fair value of the derivatives is reported in Accumulated other comprehensive income. Amounts are reclassified to Net investment income or Realized capital gains and losses as the hedged transaction affects net income. The amount in Accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to Net income; or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from Accumulated other comprehensive income to Net income. If the Company expects at any time that the loss reported in Accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in Realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in Accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

     Termination of hedge accounting

     If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished or the occurrence of a hedged forecasted transaction is no longer probable), the Company may terminate the derivative position. The Company may also terminate derivatives as a result of other events or circumstances. If the derivative financial instrument is not terminated when a fair value hedge is no longer effective, the gains and losses recognized on the derivative are reported in Realized capital gains and losses. For a fair value hedge which is no longer effective or for which the derivative has been terminated, the gain or loss recognized on the risk being hedged and used to adjust the carrying amount of the asset, liability or portion thereof is

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

amortized to Net investment income or Interest credited to contractholders' funds, respectively, beginning in the period that hedge accounting is no longer applied. When a derivative financial instrument utilized in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from Accumulated other comprehensive income to Net income as the hedged risk impacts net income, beginning in the period hedge accounting is no longer applied or the derivative instrument is terminated. If the derivative financial instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in Realized capital gains and losses. When a derivative financial instrument utilized in a cash flow hedge of a forecasted transaction is terminated prior to the occurrence of the forecasted transaction, or if a forecasted transaction is no longer probable of occurring, the gain or loss recognized on the derivative is reclassified from Accumulated other comprehensive income to Realized capital gains and losses.

     Non-hedge derivative financial instruments

     The Company also has certain derivatives that are used in interest rate and equity price risk management strategies for which hedge accounting is not applied. These derivatives primarily consist of indexed instruments, certain interest rate futures and swap contracts, interest rate caps and floors and certain forward contracts for TBA mortgage securities. Based upon the income statement reporting category of the risk being offset, gains and losses attributable to the change in fair value and the accrued periodic settlements for these derivatives are matched together with results of the risk being offset. Therefore, the derivatives' gains and losses and accrued periodic settlements may be recognized in Net investment income, Realized capital gains and losses, Operating costs and expenses or Interest credited to contractholders' funds during the period on a current basis.

     Prior to January 1, 2001, derivatives designated as accounting hedges were accounted for on a fair value, deferral or accrual basis, depending on the nature of the hedge strategy, the method used to account for the hedged item and the derivative used. Derivatives not accounted for as accounting hedges were accounted for on a fair value basis. Under fair value hedge accounting, the changes in the fair value of derivatives used in accounting hedges were reported in earnings or unrealized gains and losses, depending on the strategy. Under deferral accounting, gains and losses on derivatives were deferred and recognized in earnings in conjunction with earnings on the hedged item. Under accrual accounting, interest income or expense related to the derivative was accrued and recorded as an adjustment to the interest income or expense of the hedged item. Where hedge accounting was not applied, the change in fair value of certain derivatives was recognized in Net investment income, Realized capital gains and losses or Interest credited to contractholders' funds during the period on a current basis.

Security repurchase and resale and securities loaned

     Securities purchased under agreements to resell and securities sold under agreements to repurchase, including a mortgage dollar roll program, are treated as financing arrangements and are generally carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through the right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

     Securities loaned are treated as financing arrangements and are recorded at the amount of cash received in Short-term investments and Other liabilities and accrued expenses. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned are with large brokerage firms.

     Securities repurchase and resale agreements and securities loaned transactions are used to generate net investment income and to provide liquidity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of their relatively short-term nature.

Recognition of insurance revenue and related benefits and interest credited

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Gross premiums in excess of the net premium on immediate annuities with life contingencies are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy.

     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charges consist of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and surrender charges. These revenues are recognized when levied against the contract balance. Contract benefits include life-contingent benefit payments in excess of the reserves held.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, market value adjusted annuities, equity-indexed annuities, immediate annuities without life contingencies, certain GICs and FAs are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for contract administration and surrenders. These revenues are recognized when levied against the contractholder account balance.

     Interest credited to contractholders' funds represents contractual interest accrued or paid for interest-sensitive life contracts and investment contracts. Crediting rates for fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions. Crediting rates for indexed annuities and indexed life products are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

     Separate Accounts products include variable annuity, variable life, variable universal life, single premium variable life and certain GICs. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. Contract charges for these contracts consist of fees assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders. Contract benefits incurred for Separate Accounts include, for example, guaranteed minimum death benefits paid on variable annuity contracts.

Deferred policy acquisition costs

     Costs which vary with and are primarily related to acquiring life and investment business, principally agents' and brokers' remuneration, certain underwriting costs and direct mail solicitation expenses, are deferred and amortized into income. Deferred policy acquisition costs are periodically reviewed as to recoverability and written down where necessary.

     For traditional life insurance and immediate annuities with life contingencies, these costs are amortized in proportion to the estimated revenue on such business. Assumptions relating to estimated revenue, as well as to all other aspects of the deferred policy acquisition costs and reserve calculations, are determined based upon conditions as of the date of policy issue and are generally not revised during the life of the policy. Any deviations from projected business inforce, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies. For internal exchanges of traditional life insurance and immediate annuities with life contingencies, the unamortized balance of costs previously deferred under the original contracts are charges to income. The new costs associated with the exchange are deferred and amortized to income.

     For interest-sensitive life and investment contracts, the costs are amortized in relation to the estimated gross profits on such business over the estimated lives of the contract periods. Gross profits are determined at the date of contract issue and comprise estimated future investment, mortality and expense margins and surrender charges. For 2001, the average long-term rate of

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

assumed future investment yield used in estimating gross profit margins is 8% plus 1.25% for fees. Assumptions underlying the gross profits are periodically updated to reflect actual experience, and changes in the amount or timing of estimated gross profits will result in adjustments to the cumulative amortization of these costs. New costs associated with internal exchanges of investment contracts are deferred and amortized into income. The balance of the original costs deferred and carried over, plus any new costs deferred due to internal exchanges, is limited to the amount of costs that would be deferred from the issuance of new investment contracts. Any excess costs are charged to income at the time of the exchange. The Company periodically compares the present value of future gross profits to costs deferred at the segment level to ensure they are sufficient to amortize deferred policy acquisition costs. As a result, the Company concludes that the balance of deferred policy acquisition costs is reasonable and recoverable at December 31, 2001.

     The cost assigned to the right to receive future cash flows from certain business purchased from other insurers is also classified as Deferred policy acquisition costs in the Consolidated statements of financial position. The costs capitalized represent the present value of future profits expected to be earned over the life of the contracts acquired. These costs are amortized as profits emerge over the life of the acquired business, and are periodically evaluated for recoverability. Present value of future profits was $78 million and $94 million at December 31, 2001 and 2000, respectively. Amortization expense on present value of future profits was $16 million, $11 million and $4 million for the years ended December 31, 2001, 2000 and 1999, respectively.

     To the extent unrealized gains or losses on fixed income securities carried at fair value would result in an adjustment of estimated gross profits had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded net of tax as a reduction of the unrealized capital gains or losses included in Accumulated other comprehensive income.

     All other acquisition expenses are charged to operations as incurred.

Reinsurance recoverable

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other insurers (see Note 9). The amounts reported in the Consolidated statements of financial position include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities, including Reserve for life-contingent contract benefits, are reported gross of Reinsurance recoverables. Prepaid reinsurance premiums are deferred and reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written and therefore reinsurers and amounts recoverable therefrom are regularly evaluated by the Company.

     The Company also has reinsurance agreements that transfer a portion of the investment risk of guaranteed minimum income annuitization options offered in certain variable contracts.

Income taxes

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are insurance reserves and deferred policy acquisition costs. Deferred income taxes also arise from unrealized capital gains and losses on fixed income securities carried at fair value.

Separate Accounts

     The Company issues variable annuities, variable life contracts and certain GICs, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's consolidated statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees, and mortality, surrender and expense risk charges.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, variable annuity and variable life contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated investment objectives.

Contractholder funds

     Contractholder funds arise from the issuance of interest-sensitive life policies and investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, death benefits, mortality charges, net Separate Accounts transfers and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 8.

Reserves for life-contingent contract benefits

     The reserve for life-contingent contract benefits, which relates to traditional life insurance and immediate annuities with life contingencies is computed on the basis of long-term actuarial assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 8. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves is recorded net of tax as a reduction of the unrealized net capital gains included in Accumulated other comprehensive income.

Off-balance-sheet financial instruments

     Commitments to invest, to purchase private placement securities, to extend mortgage loans, financial guarantees and credit guarantees have off-balance-sheet risk because their contractual amounts are not recorded in the Company's consolidated statements of financial position. The contractual amounts and fair values of these instruments are outlined in Note 6.

Use of estimates

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Pending accounting standards

     In June 2001, the FASB issued SFAS No. 142, "Goodwill and other Intangible Assets", which eliminates the requirement to amortize goodwill, and requires that goodwill and separately identified intangible assets with indefinite lives be evaluated for impairment on an annual basis (or more frequently if impairment indicators arise) on a fair value as opposed to an undiscounted basis. SFAS No. 142 is effective January 1, 2002. A transitional goodwill impairment test is required to be completed within the first six months of adoption with any resulting impairment charge recognized as the cumulative effect of a change in accounting principle in the consolidated statement of operations. As of December 31, 2001, the Company's unamortized goodwill balance was $13 million and goodwill amortization expense recognized during 2001 was $627 thousand. Transitional goodwill impairment testing is being conducted.

     In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 supercedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of" and the accounting provisions of Accounting Principles Board ("APB") Opinion No. 30, "Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions", for the disposal of a segment of a business. The Statement also amends Accounting Research Bulletin ("ARB") No. 51, "Consolidated Financial Statements", to eliminate the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets held for sale be recorded at the lower of carrying value or fair value less cost to sell. An impairment loss is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be disposed of other than by sale are considered held and used until disposed of. The adoption of SFAS No. 144 on January 1, 2002 is not expected have a material impact on either the consolidated financial position or results of operations of the Company.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     In December 2001, the Accounting Standards Executive Committee (AcSEC) issued Statement of Position ("SOP") 01-6, "Accounting by Certain Entities (Including Entities With Trade Receivables) That Lend to or Finance the Activities of Others", which is effective for interim and annual financial statements issued for the fiscal year beginning after December 15, 2001. The SOP conforms accounting and financial reporting practices for certain lending and financing activities, eliminating various specialized accounting practices that developed from the issuance of AICPA finance company, bank, and credit union audit guides. The SOP also explicitly incorporates lending and financing activities of insurance companies within its scope. The Company's adoption of SOP 01-6 is not expected to have a material effect on the consolidated results of operations or financial position.

3.   Acquisitions and Disposition

American Maturity Life Insurance Company

     On January 2, 2001, the Company acquired blocks of business from American Maturity Life Insurance Company ("American Maturity") via coinsurance contracts. Pursuant to the terms of the coinsurance contracts, the Company assumed: variable annuities, market value adjusted annuities, equity-indexed annuities, fixed annuities, and immediate annuities. The Company received assets consisting primarily of cash, investments and accrued investment income with a fair value in an amount equal to the corresponding assumed reserves for life-contingent contract benefits and contractholder funds resulting in no goodwill being recorded.

Provident National Assurance Company

     On February 2, 2001, the Company acquired Provident National Assurance Company ("PNAC"), a broadly licensed inactive company that maintains authority to conduct life insurance and variable annuity products in most states, from UnumProvident Corporation. The transaction was accounted for as a purchase and the excess of the acquisition cost over the fair value of PNAC's net assets acquired of $5 million was recorded as goodwill. The Company paid consideration of $14 million as part of the acquisition. PNAC's name was subsequently changed to Allstate Assurance Company, which was redomiciled in the State of Illinois.

Pt Asuransi Jiwa Allstate, Indonesia

     On June 29, 2001, the Company disposed of its operations in Indonesia through a sale and purchase agreement with The Prudential Assurance Company Limited ("Prudential"), where Prudential acquired Allstate's holdings in Pt Asuransi Jiwa Allstate, Indonesia. The Company recognized a loss on the dispositions of $4 million ($3 million after-tax) and a $4 million tax benefit attributable to the inception-to-date losses of the subsidiaries, not previously recognized. The tax benefit was reported as a reduction to the Company's income tax expense on the consolidated statements of operations.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


4.   Related Party Transactions

Business operations

     The Company utilizes services performed and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses AIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs allocated to the Company (see Note 14) were $208 million, $195 million, and $199 million in 2001, 2000 and 1999, respectively. A portion of these expenses relate to the acquisition of business, which is deferred and amortized into income.

Structured settlement annuities

     The Company issued $117 million, $96 million and $67 million of structured settlement annuities, a type of immediate annuity, in 2001, 2000 and 1999, respectively, at prices determined based upon interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $38 million, $29 million and $19 million relate to structured settlement annuities with life contingencies and are included in premium income for 2001, 2000, and 1999, respectively. In most cases, these annuities were issued under a "qualified assignment," which means the Company assumed AIC's obligation to make the future payments.

     AIC has issued surety bonds, in return for premiums of $531 thousand, $817 thousand and $476 thousand in 2001, 2000 and 1999, respectively, to guarantee the payment of structured settlement benefits assumed and funded by certain annuity contracts issued by the Company (from both AIC and non-related parties). In previous periods, the Company had entered into a General Indemnity Agreement pursuant to which it has indemnified AIC for any liabilities associated with the surety bonds and gives AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001.

     Reserves recorded by the Company for annuities related to the surety bonds were $5.23 billion and $4.88 billion at December 31, 2001 and 2000, respectively.

Broker/Dealer Agreement

     Beginning May 1, 2000, ALIC receives underwriting and distribution services from Allstate Distributors, LLC ("ADLLC"), a broker/dealer company owned equally by ALIC and Putnam Investments, LLC ("Putnam") for variable annuity contracts sold pursuant to a joint venture agreement between ALIC and Putnam. ALIC incurred $80 million and $100 million of commission expenses and other distribution expenses payable to ADLLC during 2001 and 2000. Other distribution expenses include administrative, legal, financial management and sales support which ALIC provides to ADLLC, for which ALIC earned administration fees of $1 million and $2 million for the years ended December 31, 2001 and 2000, respectively. Other distribution expenses also include marketing expenses for subsidized interest rates associated with ALIC's dollar cost averaging program, for which ADLLC reimbursed ALIC $7 million and $6 million for the years ended December 31, 2001 and 2000, respectively.

Reinsurance transactions

     The Company has a coinsurance contract with Columbia Universal Life Insurance Company ("Columbia"), an affiliate of the Company, to assume 100% of fixed annuity business in force as of June 30, 2000. In addition, the Company has a modified coinsurance contract with Columbia to assume 100% of traditional life and accident and health business in force on the effective date of July 1, 2000. Both agreements are continuous but may be terminated by either party with 30 days notice, material breach by either party, or by Columbia in the event of the Company's non-payment of reinsurance amounts due. As of May 31, 2001, Columbia ceased issuing new contracts. During 2001 and 2000, the Company assumed $21 million and $10 million, respectively, in premiums and contract charges from Columbia.

     The Company has a modified coinsurance contract with Allstate Reinsurance, Ltd. ("Allstate Re"), an affiliate of the Company, to cede 50% of certain fixed annuity business issued under a distribution agreement with PNC Bank NA. Under the terms of the contract, a trust has been established to provide protection to the Company for ceded liabilities. This agreement is continuous but may be terminated by either party with 60 days notice. During 2001 and 2000, the Company ceded $236 thousand and $228 thousand, respectively, in contract charges to Allstate Re.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     The Company has a contract to assume 100% of all credit insurance written by AIC. This agreement is continuous but may be terminated by either party with 60 days notice. The Company assumed $29 million in premiums from AIC during both 2001 and 2000, respectively.

     ALIC enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries. ALIC enters into these transactions in order to maintain underwriting control and spread risk among various legal entities. These reinsurance agreements have been approved by the appropriate regulatory authorities. All significant intercompany transactions have been eliminated in consolidation.

     At December 31, 2001, $2.18 billion of ALIC's investments are held in a trust for the benefit of Northbrook Life Insurance Company ("NLIC"), a wholly owned subsidiary, to ensure payments are made to NLIC under its reinsurance agreement with ALIC so NLIC can meet policyholder obligations.

Preferred Stock

     Redeemable preferred stock--series A subscriptions receivable relate to the Company's issuance of redeemable preferred shares to The Northbrook Corporation, a wholly owned subsidiary of the Corporation, in return for $14 million cash, which was received on January 14, 2002.

     AIC guarantees the repayment of notes payable and the interest thereon issued to Morgan Stanley DW, Inc. under the terms of a distribution agreement with The Northbrook Corporation.

Income taxes

     The Company is a party to a federal income tax allocation agreement with the Corporation (Note 11).

Debt

     The Company had no outstanding debt at December 31, 2001, 2000 or 1999, respectively. The Company has entered into an inter-company loan agreement with the Corporation. The amount of inter-company loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. No amounts were outstanding for the inter-company loan agreement at December 31, 2001, 2000 or 1999. The Corporation uses commercial paper borrowings, bank lines of credit and repurchase agreements to fund inter-company borrowings.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



5.   Investments

Fair values

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:


                                                                              Amortized     Gross unrealized       Fair
                                                                                 cost       Gains     Losses       value
                                                                              ---------     -----     ------      -------
(in millions)
At December 31, 2001
U.S. government and agencies..........................................          $ 2,538    $   485     $  (2)    $  3,021
Municipal.............................................................            1,162         40         --       1,202
Corporate.............................................................           21,354        959      (239)      22,074
Foreign government....................................................              245         12         --         257
Mortgage-backed securities............................................            7,927        259       (22)       8,164
Asset-backed securities...............................................            2,395         50       (35)       2,410
Redeemable preferred stock............................................               97          2        (1)          98
                                                                                -------    -------    ------     --------
   Total fixed income securities......................................          $35,718    $ 1,807    $ (299)    $ 37,226
                                                                                =======    =======    ======     ========


At December 31, 2000
U.S. government and agencies..........................................          $ 2,198    $   574    $   (1)     $ 2,771
Municipal.............................................................              910         28        (6)         932
Corporate.............................................................           18,356        751      (446)      18,661
Foreign government....................................................              256         87         --         343
Mortgage-backed securities............................................            6,859        206        (8)       7,057
Asset-backed securities...............................................            2,422         62       (21)       2,463
Redeemable preferred stock............................................               51          3         --          54
                                                                                -------    -------    ------     --------
   Total fixed income securities......................................          $31,052    $ 1,711    $ (482)     $32,281
                                                                                =======    =======    ======     ========


Scheduled maturities

     The scheduled maturities for fixed income securities are as follows at December 31, 2001:


                                                                                          Amortized      Fair
                                                                                             cost       value
                                                                                          ---------     -----
(in millions)

Due in one year or less.........................................................          $   887     $   912
Due after one year through five years...........................................            8,012       8,263
Due after five years through ten years..........................................            8,780       9,008
Due after ten years.............................................................            7,717       8,469
                                                                                          -------     -------
                                                                                           25,396      26,652
Mortgage- and asset-backed securities...........................................           10,322      10,574
                                                                                          -------     -------
   Total........................................................................          $35,718     $37,226
                                                                                          =======     =======




Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Net investment income

                                                                                       Year ended December 31,
                                                                                        2001       2000       1999
                                                                                        ----       ----       ----
(in millions)

Fixed income securities.........................................................      $2,536     $2,245     $1,924
Mortgage loans..................................................................         366        317        277
Equity securities...............................................................          23         19         16
Other...........................................................................           4         72         66
                                                                                      ------     ------     ------
   Investment income, before expense............................................       2,929      2,653      2,283
   Investment expense...........................................................          90         64         44
                                                                                      ------     ------     ------
   Net investment income........................................................      $2,839     $2,589     $2,239
                                                                                      ======     ======     ======




     Net investment income from equity securities includes income from partnership interests of $15 million, $13 million and $15 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Realized capital gains and losses, after tax

     Realized capital gains and losses by security type, for the year ended
December 31, are as follows:


                                                                                        2001       2000    1999
                                                                                        ----       ----    ----
(in millions)

Fixed income securities.........................................................      $ (134)    $ (132)    $  13
Equity securities...............................................................           9        102        89
Other...........................................................................         (88)         4        90
                                                                                      ------     ------     -----
   Realized capital gains and losses............................................        (213)       (26)      192
   Income taxes.................................................................         (75)        (9)       68
                                                                                      ------     ------     -----
   Realized capital gains and losses, after tax.................................      $ (138)    $  (17)    $ 124
                                                                                      ======     ======     =====




     Realized capital gains and losses by transaction type, for the year ended
December 31, are as follows:


                                                                                        2001      2000     1999
                                                                                        ----      ----     ----
(in millions)

Portfolio trading...............................................................      $  (4)     $  30     $ 212
Write-downs in value............................................................       (150)       (56)      (20)
Derivative valuation adjustments................................................        (59)        --        --
                                                                                      -----      -----     -----
   Realized capital gains and losses............................................       (213)       (26)      192
   Income taxes.................................................................        (75)        (9)       68
                                                                                      -----      -----     -----
   Realized capital gains and losses, after tax.................................      $(138)     $ (17)    $ 124
                                                                                      =====      =====     =====



     Excluding calls and prepayments, gross gains of $223 million, $151 million and $119 million and gross losses of $238 million, $228 million and $106 million were realized on sales of fixed income securities during 2001, 2000 and 1999, respectively.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Unrealized net capital gains and losses

     Unrealized net capital gains and losses on fixed income securities, equity securities and derivative instruments included in Accumulated other comprehensive income at December 31, 2001 are as follows:

                                                                                                 Gross unrealized      Unrealized
                                                                Amortized cost    Fair value      Gains     Losses      net gains
                                                                --------------    ----------      -----     ------     ----------
(in millions)

Fixed income securities...............................            $35,718         $37,226         $1,807     $(299)       $1,508
Equity securities.....................................                196             201             10        (5)            5
Derivative instruments................................                 --               8              8        --             8
                                                                  -------         -------         ------     -----        ------
   Total..............................................            $35,914         $37,435         $1,825     $(304)        1,521
                                                                  =======         =======         ======     =====

Deferred income taxes,
 deferred policy acquisition                                                                                                (885)
   costs and other....................................                                                                    ------

Unrealized net capital gains and losses...............                                                                    $  636
                                                                                                                          ======



     At December 31, 2000, equity securities had gross unrealized gains of $84 million and gross unrealized losses of $36 million.

Change in unrealized net capital gains and losses

                                                                                      Year ended December 31,
                                                                                     2001       2000         1999
                                                                                     ----       ----         ----
(in millions)

Fixed income securities.........................................................     $ 279     $1,051     $(2,045)
Equity securities...............................................................       (43)      (161)        (82)
Derivative instruments..........................................................         8         --          --
                                                                                     -----     ------     -------
   Total........................................................................       244        890      (2,127)
Deferred income taxes, deferred policy acquisition costs and other..............      (168)      (539)      1,481
                                                                                     -----     ------     -------
   Increase (decrease) in unrealized net capital gains and losses...............     $  76     $  351     $  (646)
                                                                                     =====     ======     =======


Mortgage loan impairment

         A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.

         The components of impaired loans at December 31 are as follows:

                                                                                     2001    2000
                                                                                     ----    ----
(in millions)

Impaired loans
   With valuation allowances....................................................     $ 21    $ 16
   Less: valuation allowances...................................................       (5)     (2)
   Without valuation allowances.................................................        5      13
                                                                                     ----    ----
      Net carrying value of impaired loans......................................     $ 21    $ 27
                                                                                     ====    ====


     The net carrying value of impaired loans at December 31, 2001 and 2000 comprised foreclosed and delinquent loans of $12 million and $20 million, respectively, measured at the fair value of the collateral, and restructured loans of $9 million and $7 million, respectively, measured at the present value of the loan's expected future cash flows discounted at the loan's effective interest rate. Impaired loans without valuation allowances include collateral dependent loans where the fair value of the collateral is greater than the recorded investment in the loans.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     Interest income is recognized on a cash basis for impaired loans carried at the fair value of the collateral, beginning at the time of impairment. For other impaired loans, interest is accrued based on the net carrying value. The Company recognized interest income of $1 million, $1 million and $2 million on impaired loans during 2001, 2000 and 1999, respectively, of which $1 million, $1 million and $2 million was received in cash during 2001, 2000 and 1999, respectively. The average balance of impaired loans was $27 million, $33 million and $37 million during 2001, 2000 and 1999, respectively.

     Valuation allowances for mortgage loans at December 31, 2001, 2000 and 1999, were $5 million, $5 million and $8 million, respectively. There were no direct writedowns of mortgage loan gross carrying amounts for the years ended December 31, 2001, 2000 and 1999. For the years ended December 31, 2001, 2000 and 1999, net reductions to mortgage loan valuation allowances were $300 thousand, $3 million, $2 million, respectively.

Investment concentration for commercial mortgage portfolios and other investment information

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The states with the largest portion of the commercial mortgage loan portfolio are listed below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31:


(% of commercial mortgage portfolio carrying value)

                                                      2001    2000
                                                     -----   -----
California......................................     16.9%   20.2%
Illinois........................................       7.6     7.9
Florida.........................................       7.0     7.5
Texas...........................................       7.0     5.3
New Jersey......................................       6.4     5.0
New York........................................       5.3     6.8
Pennsylvania....................................       5.3     5.5


     The types of properties collateralizing the commercial mortgage loans at December 31, are as follows:


(% of commercial mortgage portfolio carrying value)

                                                      2001     2000
                                                      -----    -----
Office buildings.................................     34.3%    36.1%
Warehouse........................................      20.3     16.2
Retail...........................................      20.0     23.1
Apartment complex................................      18.4     17.5
Industrial.......................................       1.9      1.8
Other............................................       5.1      5.3

                                                      100.0%   100.0%

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2001, for loans that were not in foreclosure are as follows:


                                            Number     Carrying
                                           of loans      value       Percent
                                           --------    --------      -------
(in millions)

2002                                            65         $292        5.4%
2003                                            79          324         5.9
2004                                            55          321         5.9
2005                                           100          595        10.9
2006                                           128          736        13.5
Thereafter                                     621        3,182        58.4
                                            ------       ------       -----
   Total                                     1,048       $5,450      100.0%


     In 2001, $169 million of commercial mortgage loans were contractually due. Of these, 63.5% were paid as due, 25.9% were refinanced at prevailing market terms, 5.5% were foreclosed or are in the process of foreclosure, and 5.1% were in the process of refinancing or restructuring discussions.

     Included in fixed income securities are below investment grade assets totaling $2.76 billion and $1.99 billion at December 31, 2001 and 2000, respectively. The Company defines its below investment grade assets as those securities rated "Ba" or lower by external rating agencies, having an NAIC rating between 3 and 6, or a comparable internal company rating.

     At December 31, 2001, the carrying value of investments, excluding equity securities, that were non-income producing during 2001 was $20 million.

     At December 31, 2001, fixed income securities with a carrying value of $68 million were on deposit with regulatory authorities as required by law.

Securities Lending

     The Company participates in securities lending programs, primarily as an investment yield enhancement, with third parties, which mostly include large brokerage firms. At December 31, 2001 and 2000, fixed income securities with a carrying value of $964 million and $821 million, respectively, have been loaned under these agreements. In return, the Company receives cash that is subsequently invested and included in Short-term investments with an offsetting liability recorded in Other Liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral was $6 million, $2 million and $1 million, as of December 31, 2001, 2000 and 1999, respectively.

6.   Financial Instruments

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including Deferred policy acquisition costs and Reinsurance recoverables) and liabilities (including traditional life and interest-sensitive life insurance reserves and Deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as Accrued investment income and Cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Financial assets

     The carrying value and fair value of financial assets at December 31, are as follows:

(in millions)
                                                                                       2001                      2000
                                                                                       ----                      ----
                                                                             Carrying        Fair      Carrying        Fair
                                                                                Value       value         value       value
                                                                             --------       -----      --------       -----

Fixed income securities................................................       $37,226     $37,226       $32,281     $32,281
Mortgage loans.........................................................         5,450       5,588         4,351       4,447
Equity securities......................................................           201         201           473         473
Short-term investments.................................................           672         672           836         836
Policy loans...........................................................           673         673           644         644
Separate Accounts......................................................        13,587      13,587        15,298      15,298


     Fair values for exchange traded fixed income securities are based upon quoted market prices or dealer quotes. The fair value of non-exchange traded fixed income securities is based on either independent third party pricing sources or widely accepted pricing valuation models which utilize internally developed ratings and independent third party data as inputs. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Equity securities are valued based principally on quoted market prices. Short-term investments are highly liquid investments with maturities of less than one year whose carrying values are deemed to approximate fair value. The carrying value of policy loans is deemed to approximate fair value. Separate Accounts assets are carried in the consolidated statements of financial position at fair value based on quoted market prices.

Financial liabilities

         The carrying value and fair value of financial liabilities at December
31, are as follows:
(in millions)
                                                                                     2001                      2000
                                                                                     ----                      ----
                                                                            Carrying        Fair      Carrying        Fair
                                                                               value       value         value       value
                                                                            --------       -----      --------       -----
Contractholder funds on investment contracts............................     $26,615     $26,572       $22,299     $21,236
Security repurchase agreements..........................................       1,472       1,472           978         978
Separate Accounts.......................................................      13,587      13,587        15,298      15,298


     Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts and certain other contractholder liabilities are not considered to be financial instruments subject to fair value disclosure requirements. The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities, immediate annuities without life contingencies, GICs and FAs are valued at the account balance less surrender charges. Market value adjusted deferred annuities' fair value is estimated to be the market adjusted surrender value. Equity-indexed deferred annuity contracts' fair value approximates carrying value since the embedded equity options are carried at market value in the consolidated financial statements.

     Security repurchase agreements are valued at carrying value due to their short-term nature. Separate Accounts liabilities are carried at the fair value of the underlying assets.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Derivative financial instruments

     The Company primarily uses derivative financial instruments to reduce its exposure to market risk (principally interest rate, equity price and foreign currency risk) and in conjunction with asset/liability management. The Company does not hold or issue these instruments for trading purposes.

     The following table summarizes the credit exposure, fair value and carrying value of the Company's derivative financial instruments subject to bifurcation at December 31, 2001 as follows:

                                                                                                  2001
                                                                                  -----------------------------------------------
                                                                                                          Carrying      Carrying
                                                                                    Credit       Fair      value           value
                                                                                  Exposure(1)    value     assets    (liabilities)
                                                                                  -----------    -----     -------   -------------
(in millions)
Interest rate contracts
Interest rate swap agreements....................................                $  15     $ (100)        $  15           $ (115)
Financial futures contracts......................................                    1          1             1               --
Interest rate cap and floor agreements...........................                   --          1            --                1
                                                                                 -----     ------         -----           ------
Total interest rate contracts....................................                   16       (98)            16             (114)
Equity and indexed contracts
Options, financial futures, and warrants.........................                   16         12            16               (4)
Foreign currency contracts
Foreign currency swap agreements.................................                   26         28            26                2
Embedded derivative financial instruments
Conversion options in fixed income securities....................                  173        173           173               --
Equity-indexed options in life and annuity contracts.............                   --         --            --               --
Forward starting options in annuity contracts....................                   --         --            --               --
Put options in variable contracts................................                   --         --            --               --
                                                                                 -----     ------         -----           ------
Total embedded derivative financial instruments..................                  173        173           173               --
Other derivative financial instruments
Synthetic guaranteed investment contracts........................                   --         --            --               --
Reinsurance of guaranteed minimum income annuitization options in                   --         12            12               --
   variable contracts............................................
Forward contracts for TBA mortgage securities....................                    7          7             7               --
Credit default swaps.............................................                   --         --            --               --
                                                                                 -----     ------         -----           ------
Total other derivative financial instruments.....................                    7         19            19               --

Total derivative financial instruments...........................                $ 238     $  134         $ 250           $ (116)
                                                                                 =====     ======         =====           ======




-----------

(1) Credit exposure and carrying value includes the effects of legally enforceable master netting agreements. Fair value and carrying value of the assets and liabilities exclude accrued periodic settlements which are reported in Accrued investment income.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



     The following table summarizes the credit exposure, fair value and carrying value of the Company's derivative financial instruments subject to bifurcation at December 31, 2000 as follows:

                                                                                                  2000
                                                                                  -----------------------------------------------
                                                                                                          Carrying      Carrying
                                                                                    Credit       Fair      value           value
                                                                                  Exposure(1)    value     assets    (liabilities)
                                                                                  -----------    -----     -------   -------------
(in millions)
Interest rate contracts
Interest rate swap agreements.....................................                  $16     $(48)           $1           $(66)
Financial futures contracts.......................................                   --        --            3             (1)
Interest rate cap and floor agreements............................                    2         2            1              1

Total interest rate contracts.....................................                   18      (46)            5            (66)
Equity and indexed contracts
Options, warrants, and financial futures..........................                   17         9           18             (9)
Foreign currency contracts
Foreign currency swap agreements..................................                    3        32           --              --
Embedded derivative financial instruments(2)
Conversion options in fixed income securities.....................                  N/A       N/A          N/A             N/A
Equity-indexed options in life and annuity Contracts..............                  N/A       N/A          N/A             N/A
Forward starting options in annuity contracts.....................                  N/A       N/A          N/A             N/A
Put options in variable contracts.................................                  N/A       N/A          N/A             N/A

Total embedded derivative financial instruments...................                  N/A       N/A          N/A             N/A
Other derivative financial instruments(2)
Synthetic guaranteed investment contracts.........................                  N/A       N/A          N/A             N/A
Reinsurance of guaranteed minimum income annuitization options in                   N/A       N/A          N/A             N/A
   variable contracts.............................................
Forward contracts for TBA mortgage securities.....................                  N/A       N/A          N/A             N/A

Total other derivative financial instruments......................                  N/A       N/A          N/A             N/A
Total derivative financial instruments............................                  $38      $(5)          $23           $(75)



-----------

(1) Credit exposure and carrying value includes the effects of legally enforceable master netting agreements. Fair value and carrying value of the assets and liabilities exclude accrued periodic settlements which are reported in Accrued investment income.

(2) In 2000, in accordance with existing accounting policies, certain derivative financial instruments were not reflected within the consolidated financial statements or in the case of embedded derivative financial instruments, were reflected in the consolidated financial statements but were not separately identified and adjusted to fair value. Such instruments are denoted as being not applicable ("N/A").

     Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is measured by the fair value of contracts with a positive fair value at the reporting date reduced by the effect, if any, of master netting agreements.

     The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company utilizes master netting agreements for all over-the-counter derivative transactions. These agreements permit either party to net payments due for transactions covered by the agreements. Under the provisions of certain of these agreements, collateral is either pledged or obtained when certain predetermined exposure limits will be exceeded. To date, the Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



     Fair value, which is equal to carrying value in 2001, is the estimated amount that the Company would receive (pay) to terminate or assign the derivative contracts at the reporting date. For exchange traded derivative contracts, the fair value is based on dealer and exchange quotes. The fair value of non-exchange traded derivative contracts, including embedded derivative financial instruments subject to bifurcation, is based on either independent third party pricing sources or widely accepted pricing and valuation models which utilize independent third party data as inputs.

     The contract or notional amount is specified in the contract and is utilized to calculate the exchange of contractual payments under the agreement.

     Interest rate swap agreements involve the exchange, at specified intervals, of contractual interest payments calculated based on a notional amount. The Company generally enters into swap agreements to change the interest rate characteristics of existing assets to more closely match the interest rate characteristics of the corresponding liabilities. Master netting agreements are used to minimize credit risk.

     Financial futures contracts are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, the Company generally utilizes these contracts to manage its market risk related to fixed income securities, certain annuity contracts and forecasted purchases and sales. These contracts are used to reduce interest rate risk related to forecasted transactions pertaining to identified transactions that are probable to occur and are generally completed within one year. Futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as the daily cash settlement of margins. The Company has pledged $20 million of securities on deposit as collateral at December 31, 2001.

     Interest rate cap and floor agreements give the holder the right to receive at a future date, the amount, if any, by which a specified market interest rate exceeds the fixed cap rate or falls below the fixed floor rate, applied to a notional amount. The Company purchases interest rate cap and floor agreements to reduce its exposure to rising or falling interest rates relative to certain existing assets and liabilities in conjunction with asset/liability management. Master netting agreements are utilized to minimize credit risk.

     Indexed option contracts and indexed financial futures provide returns based on a specified index applied to the instrument's notional amount. The Company utilizes these instruments to reduce the market risk associated with certain annuity contracts. Where required, counterparties post collateral to minimize credit risk.

     Warrants provide the right to purchase issues of debt or common stock at predetermined prices. Stock warrants are generally received in connection with the purchase of debt or preferred stock instruments or upon initiation of certain goods and services arrangements.

     Foreign currency swaps involve the future exchange or delivery of foreign currency on terms negotiated at the inception of the contract. The Company enters into these agreements primarily to manage the currency risk associated with investing in securities and issuing obligations that are denominated in foreign currencies. Where required, counterparties post collateral to minimize credit risk. Counterparties have pledged to the Company $14 million of securities on deposit as collateral at December 31, 2001.

     Embedded derivative financial instruments subject to bifurcation include conversion options in fixed income securities, equity-indexed options in life and annuity contracts, forward starting options in annuity contracts and put options in certain variable contracts.

     Other derivative financial instruments. The Company markets synthetic guaranteed investment contracts, which are considered derivative financial instruments. The Company has reinsurance agreements that transfer a portion of the investment risk of guaranteed minimum income annuitization options offered in certain variable contracts. The Company enters into forward contracts to purchase highly liquid TBA mortgage securities. Certain of these contracts are considered derivatives. Credit default swaps provide for the payment of fees as compensation for the agreement to exchange credit risk, depending on the nature or occurrence of credit events relating to the referenced entities. The Company may enter into credit default swaps to enhance yields while managing credit risk exposure.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk control limits set by senior management. In addition, the change in the value of the Company's derivative financial instruments designated as hedges is generally offset by the change in the value of the related assets and liabilities.

     The Company reclassified pretax gains of $1 million from Accumulated other comprehensive income to Net investment income during 2001. This amount was included in the transition adjustment affecting Accumulated other comprehensive income during the initial application of the statements. Of the amounts recorded in Accumulated other comprehensive income at December 31, 2001, the Company expects to reclassify an estimated $312 thousand of pretax net losses to Net income (related to cash flow hedges) during the next year. Amounts released from Accumulated other comprehensive income are matched together in Net income with the results of the hedged risk. As of December 31, 2001, the Company did not terminate any hedge of a forecasted transaction because it was probable that the forecasted transaction would not occur. Therefore, no gains or losses were reclassified from Accumulated other comprehensive income to Realized capital gains and losses related thereto.

Off-balance-sheet financial instruments

     A summary of the contractual amounts and fair values of off-balance-sheet financial instruments at December 31, follows:

(in millions)
                                                                        2001                       2000
                                                                        ----                       ----
                                                             Contractual      Fair      Contractual      Fair
                                                                  amount     value           amount     value


Commitments to invest                                                $49        --              $34        --
Commitments to purchase private placement securities                 119        --              104        --
Commitments to extend mortgage loans                                  32        --              191         2
Financial guarantees                                                  --        --                3         1
Credit guarantees                                                     49       (2)               49       (2)


     Except for credit guarantees, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

     Commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investments in the limited partnerships are not actively traded, it is not practicable to estimate the fair value of these commitments.

     Commitments to purchase private placement securities represent conditional commitments to purchase private placement debt and equity securities at a specified future date. The Company regularly enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made, as the terms and conditions of the underlying private placement securities are not yet final.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at predetermined interest rates. Commitments generally have fixed expiration dates or other termination clauses. The fair value of these commitments are estimated based upon discounted contractual cash flows, adjusted for changes in current rates at which loans would be made to borrowers with similar credit risk using similar properties as collateral.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Financial guarantees represent conditional commitments to repurchase notes from a creditor upon default of a debtor. The Company enters into these agreements primarily to provide financial support for certain companies in which the Company is an equity investor. Financial guarantees are valued based on estimates of payments that may occur over the life of the guarantees.

     Credit guarantees represent conditional commitments included in certain fixed income securities owned by the Company. These commitments provide for obligations to exchange credit risk or to forfeit principal due, depending on the nature or occurrence of credit events for the referenced entities. The Company enters into these transactions in order to achieve higher yields than direct investment in referenced entities. The fees for assuming the conditional commitments are reflected in the interest receipts reported in Net investment income over the lives of the contracts. The fair value of the credit guarantees are estimates of the conditional commitments only and are calculated using quoted market prices or valuation models, which incorporate external market data.

     In the event of bankruptcy or other default of the referenced entities, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, is the fair value of the subject fixed income securities, which totaled $47 million at December 31, 2001. The Company includes the impact of credit guarantees in its analysis of credit risk, and the referenced credits were current to their contractual terms at December 31, 2001.

7.   Deferred Policy Acquisition Costs

     Deferred policy acquisition costs for the years ended December 31, are as follows:

(in millions)

                                                                                   2001       2000       1999
                                                                                   ----       ----       ----


Balance, beginning of year                                                       $2,926     $2,675     $2,181
Acquisition costs deferred                                                          637        797        630
Amortization charged to income                                                     (365)      (418)      (367)
Effect of unrealized gains and losses                                              (201)      (128)       231
                                                                                 ------     ------     ------
Balance, end of year                                                             $2,997     $2,926     $2,675
                                                                                 ======     ======     ======



8.   Reserve for Life-Contingent Contract Benefits and Contractholder Funds

     At December 31, the Reserve for life-contingent contract benefits consists of the following:

(in millions)
                                                                                              2001       2000
                                                                                              ----       ----
Immediate annuities:
   Structured settlement annuities                                                          $5,024     $4,811
   Other immediate annuities                                                                 1,870      1,629
Traditional life                                                                             1,567      1,418
Other                                                                                          171        142
                                                                                            ------     ------
   Total Reserve for life-contingent contract benefits                                      $8,632     $8,000
                                                                                            ======     ======


     The assumptions for mortality generally utilized in calculating reserves include the U.S. population with projected calendar year improvements and age setbacks for impaired lives for structured settlement annuities; the 1983 group annuity mortality table for other immediate annuities; and actual Company experience plus loading for traditional life. Interest rate assumptions vary from 5.5% to 11.7% for structured settlement annuities; 2.0% to 11.5% for other immediate annuities; and 4.0% to 11.3% for traditional life. Other estimation methods include the present value of contractually fixed future benefits for structured settlement annuities, the present value of expected future benefits based on historical experience for other immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     To the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve has been recorded for the structured settlement annuity business and for certain immediate annuities with life contingencies. A liability of $212 million and $290 million is included in the Reserve for life-contingent contract benefits with respect to this deficiency for the years ended December 31, 2001 and 2000, respectively.


     At December 31, Contractholder funds are as follows:

(in millions)
                                                          2001        2000
                                                          ----        ----
Interest-sensitive life                                $ 5,734     $ 5,422
Fixed annuities:
   Immediate annuities                                   2,293       1,954
   Deferred annuities                                   16,596      14,537
Guaranteed investment contracts                          2,279       2,588
Funding agreements (non-putable)                         3,557       1,585
Funding agreements (putable/callable)                    1,750       1,515
Other investment contracts                                  92          75
                                                       -------     -------
   Total contractholder funds                          $32,301     $27,676
                                                       =======     =======


     Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, death benefits, mortality charges, net Separate Accounts transfers and administrative expenses. Interest rates credited range from 3.4% to 8.0% for interest-sensitive life contracts; 3.2% to 10.0% for immediate annuities; 0.0% to 12.0% for deferred annuities (which include equity-indexed annuities that are hedged (see
Note 2 and Note 6)); 4.9% to 8.5% for guaranteed investment contracts; 2.0% to 5.9% for funding agreements; and 2.0% to 5.7% for other investment contracts. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 25.9% of deferred annuities are subject to a market value adjustment.

     Contractholder funds include FAs sold to Special Purpose Entities ("SPEs") issuing medium-term notes. The SPEs, Allstate Life Funding, LLC and Allstate Financial Global Funding, LLC are used exclusively for the Company's FAs supporting medium-term note programs. The assets and liabilities of Allstate Life Funding, LLC are included on the Consolidated statements of financial position. The Company classifies the medium-term notes issued by Allstate Life Funding, LLC as Contractholder funds, using similar accounting treatment as its other investment contracts. The assets and liabilities of Allstate Financial Global Funding, LLC are not included on the Consolidated statements of financial position due to the existence of a sufficient equity ownership interest by unrelated third parties in this entity. The Company classifies the funding agreements issued to Allstate Financial Global Funding, LLC as Contractholder funds. The Corporation's management does not have an ownership interest in the SPEs.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Contractholder funds activity for the year ended December 31, was as follows:

(in millions)
                                                         2001        2000
                                                         ----        ----
Balance, beginning of year                            $27,676     $23,995
   Deposits                                             7,860       7,875
   Surrenders and withdrawals                          (3,211)     (3,881)
   Death benefits                                        (415)       (385)
   Interest credited to contractholders' funds          1,670       1,519
   Transfers (to)/from Separate Accounts               (1,014)     (1,356)
   Other adjustments                                     (265)        (91)
                                                      -------     -------
Balance, end of year                                  $32,301     $27,676
                                                      =======     =======




9.   Reinsurance

     The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as a direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves. Failure of reinsurers to honor their obligations could result in losses to the Company.

     The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements result in the passing of a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less commissions and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

     The Company has a coinsurance contract with Columbia, an affiliate of the Company, to assume 100% of fixed annuity business in force as of June 30, 2000. In addition, the Company has a modified coinsurance contract with Columbia to assume 100% of traditional life and accident and health business in force on the effective date of July 1, 2000. Both agreements are continuous but may be terminated by either party with 30 days notice, material breach by either party, or by Columbia in the event of the Company's non-payment of reinsurance amounts due. As of May 31, 2001, Columbia ceased issuing new contracts. During 2001 and 2000, the Company assumed $21 million and $10 million, respectively, in premiums and contract charges from Columbia.

     The Company has a coinsurance contract to assume 100% of all credit insurance written by AIC. This agreement is continuous but may be terminated by either party with 60 days notice. The Company assumed $29 million, $29 million and $11 million in premiums from AIC for the years ended December 31, 2001, 2000 and 1999, respectively.

     The Company has a contract to assume 100% of all insurance written by Sears Life Insurance Company ("SLIC"). This agreement is continuous but may be terminated by either party with 60 days notice. The Company assumed $64 million, $38 million and $14 million in premiums from SLIC for the years ended December 31, 2001, 2000 and 1999, respectively.

     On January 2, 2001, the Company acquired blocks of business from American Maturity via coinsurance contracts. Pursuant to the terms of the coinsurance contracts, the Company assumed: variable annuities, market value adjusted annuities, equity-indexed annuities, fixed annuities, and immediate annuities. The Company received assets consisting primarily of cash, investments and accrued investment income with a fair value in an amount equal to the corresponding assumed reserves for life contingent contract benefits and contractholder funds resulting in no goodwill being recorded.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The Company has an administrative services agreement with respect to a block of variable annuity contracts. Pursuant to the terms of the agreement, the Company provides insurance contract administration and financial services. As part of the agreement, the Company assumed via coinsurance 100% of the general account portion of these contracts (85% for business written in New York) with an aggregate account value of $32 million as of December 31, 2001. The Company paid $65 million, which was capitalized as present value of future profits and will be subsequently amortized into income over 20 years, for the right to receive future contract charges and fees on the block of variable annuity contracts, which has an aggregate account value of $795 million and $1.23 billion as of December 31, 2001 and 2000, respectively. During 2001, 2000 and 1999, the Company earned contract charges and fees assessed to contractholders' fund balances of $8 million, $17 million, and $15 million, respectively.

     The Company cedes 90%, 80% or 60% of the mortality risk on certain term life policies, depending upon the issue year and product, to a pool of eleven reinsurers that are not affiliated with the Company or the Corporation. Beginning in 1998, the Company cedes mortality risk on new business in excess of $2 million per life for individual coverage. For business sold prior to 1998, the Company ceded mortality risk in excess of $1 million per life for individual coverage. As of December 31, 2001, $138.92 billion of life insurance in force was ceded to other companies.

     The Company also has catastrophe reinsurance from three reinsurers not affiliated with the Company or the Corporation covering single events exceeding predetermined limits. The risk of reinsurance collectibility on the Company's recoverables is mitigated by an absence of high concentrations with individual reinsurers.

     The Company has a modified coinsurance contract with Alpine Indemnity Limited ("Alpine") to cede 50% of certain variable annuity business issued on or after May 1, 1999 under a distribution agreement with PNC Bank NA. The agreement is continuous but may be terminated by either party with 120 days notice.

     The Company has entered into reinsurance agreements in conjunction with the disposition of certain blocks of business.

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The effects of reinsurance on premiums and contract charges for the years ended December 31, are as follows:

(in millions)
                                                                                   2001       2000       1999
                                                                                   ----       ----       ----
Premiums and contract charges
Direct                                                                           $2,085     $2,075     $1,748
Assumed
   Affiliate                                                                         41         39         24
   Non-affiliate                                                                     64         55         30
Ceded--non affiliate                                                               (323)      (302)      (241)
                                                                                 ------     ------     ------
   Premiums and contract charges, net of reinsurance                             $1,867     $1,867     $1,561
                                                                                 ======     ======     ======




     The effects of reinsurance on contract benefits for the years ended
December 31, are as follows:

(in millions)
                                                                                   2001       2000       1999
                                                                                   ----       ----       ----
Contract Benefits
Direct                                                                           $1,693     $1,633     $1,382
Assumed
   Affiliate                                                                         36         29         23
   Non-affiliate                                                                     33         20          7
Ceded--non affiliate                                                               (277)      (243)      (161)
                                                                                 ------     ------     ------
   Contract benefits, net of reinsurance                                         $1,485     $1,439     $1,251
                                                                                 ======     ======     ======


     Reinsurance recoverables in the Company's consolidated statements of financial position were $950 million and $614 million, at December 31, 2001 and 2000, respectively. The reinsurance recoverable and reinsurance payable balances pertaining to related party reinsurance agreements were not material at December 31, 2001 and 2000, respectively.

10.  Commitments and Contingent Liabilities

     The Company leases certain office facilities and computer equipment. Total rent expense for all leases was $3 million, $1 million and $11 million in 2001, 2000 and 1999, respectively.

     Minimum rental commitments under noncancelable operating leases with an initial or remaining term of more than one year as of December 31, 2001 are as follows:


(in millions)

2002                                    $1.5
2003                                     0.5
2004                                      --
2005                                      --
Thereafter                                --
                                        ----
                                        $2.0
                                        ====

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Regulations and legal proceedings

     The Company's business is subject to the effects of a changing social, economic and regulatory environment. State and federal initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance businesses, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and the overall expansion of regulation. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

     The Company is defending various lawsuits involving sales practices such as breach of contract, licensing and other business conduct. One statewide class action alleges that the Company violated Florida insurance statutes in the sales of credit insurance. The judge has granted a partial summary judgment against the Company, however, damages have not yet been determined. The Company is vigorously defending these lawsuits. The outcome of these disputes is currently uncertain.

     Various other legal and regulatory actions are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of an increasing number of class action lawsuits and other types of litigation, some of which involve claims for substantial and/or indeterminate amounts (including punitive and treble damages) and the outcomes of which are unpredictable. This litigation is based on a variety of issues. However, at this time, based on their present status, it is the opinion of management that the ultimate liability, if any, in one or more of these other actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

Guaranty Funds

     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in a particular state. The Company's expenses related to these funds have been immaterial.

11.  Income Taxes

     ALIC and its eligible domestic subsidiaries (the "Allstate Life Group") join with the Corporation (the "Allstate Group") in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Allstate Life Group pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Allstate Life Group in the consolidated federal income tax return. Effectively, this results in the Allstate Life Group's annual income tax provision being computed, with adjustments, as if the Allstate Life Group filed a separate return. Certain domestic subsidiaries are not eligible to join in the consolidated federal income tax return and file a separate tax return.

     Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

     The Internal Revenue Service ("IRS") has completed its review of the Corporation's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

         The components of the deferred income tax assets and liabilities at December 31, are as follows:

(in millions)
                                                         2001        2000
                                                         ----        ----
Deferred assets
Life and annuity reserves............................  $   533     $   603
Other assets.........................................      116          66
                                                          ----        ----
   Total deferred assets.............................      649         669
Deferred liabilities
Deferred policy acquisition costs....................     (846)       (819)
Unrealized net capital gains.........................     (343)       (301)
Other liabilities....................................      (29)        (54)

   Total deferred liabilities........................   (1,218)     (1,174)

   Net deferred liability............................  $ (569)     $  (505)



     Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumption that certain levels of income will be achieved. The Company had established valuation allowances for deferred tax assets of an international operation, due to a lack of evidence that such assets would be realized. The valuation allowance reducing deferred tax assets was $2 million at December 31, 2000. During 2001, the $2 million valuation allowance was released as the entire amount held related to the Company's holdings in its subsidiary, Pt Asuransi Jiwa Allstate, Indonesia, which was sold on June 29, 2001.

     The components of income tax expense for the year ended December 31, are as follows:

(in millions)
                                                        2001    2000    1999
                                                        ----    ----    ----

Current................................................ $156    $116    $195
Deferred...............................................   23     125      71
                                                        ----    ----    ----
   Total income tax expense............................ $179    $241    $266
                                                        ====    ====    ====


     The Company paid income taxes of $116 million, $168 million and $197 million in 2001, 2000 and 1999, respectively. The Company had a current income tax liability of $21 million at December 31, 2001 and a current income tax asset of $16 million at December 31, 2000.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

9in millions)
                                                        2001    2000    1999
                                                        ----    ----    ----

Statutory federal income tax rate..................... 35.0%   35.0%   35.0%
Dividends received deduction.......................... (2.4)   (1.9)   (1.3)
Other................................................. (0.2)     0.8     0.8
                                                       -----   -----   -----
Effective income tax rate............................. 32.4%   33.9%   34.5%


     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2001, approximately $94 million, will result in federal income taxes payable of $33 million if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  Preferred stock

     The Company has issued two series of non-voting, redeemable preferred stock. Redeemable preferred stock--Series A was issued to Northbrook Corporation, a subsidiary of AIC, while Redeemable preferred stock--Series B was issued directly to AIC. Both series of preferred stock are redeemable at the option of the Company at any time five years after the issuance date at a price of $100 per share plus cumulative accrued and unpaid dividends. If the Company is liquidated or dissolved, holders of the preferred stock will be entitled to payments of $100 per share plus cumulative accrued and unpaid dividends.

     For Redeemable preferred stock--Series A, the Company's Board of Directors declares and pays a cash dividend from time to time, but not more frequently than quarterly. The dividend is based on the three month LIBOR rate. Dividends of $5 million, $5 million and $4 million were paid during 2001, 2000, and 1999, respectively. There were no accrued and unpaid dividends for Series A preferred stock at December 31, 2001.

     Redeemable preferred stock--Series A subscriptions receivable resulted from the Company's issuance of additional shares to Northbrook Corporation in return for $14 million in cash, which was received on January 14, 2002.

     For Redeemable preferred stock--Series B, cash dividends of 6.9% per annum were payable annually in arrears on the last business day of each year to the shareholder of record on the immediately preceding business day. Dividends of $8 million were paid annually in 2001, 2000 and 1999, respectively.

     On December 28, 2001 AIC made a capital contribution to ALIC of all of the issued and outstanding ALIC Redeemable preferred stock--Series B, resulting in an increase in Additional capital paid-in of $117 million.


13.  Statutory Financial Information

     The following table reconciles consolidated Net income for the year ended December 31, and consolidated Shareholder's equity at December 31, as reported herein in conformity with GAAP with total statutory net income and capital and surplus of ALIC and its subsidiaries, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

(in millions)
                                                                Net income        Shareholder's equity
                                                                ----------        --------------------
                                                             2001    2000    1999       2001       2000
                                                             ----    ----    ----       ----       ----
Balance per GAAP............................................ $368    $470    $504     $5,397     $5,125
Undistributed net income of certain subsidiaries............    7       2       2         --         --
Unrealized gain/loss on fixed income securities.............   --      --      --     (1,508)    (1,280)
Deferred policy acquisition costs........................... (291)   (368)   (262)    (2,997)    (2,926)
Deferred income taxes.......................................   18      30     104      1,055        505
Employee benefits...........................................    8     (1)       1        (17)       (34)
Reserves and non-admitted assets............................  112     205     (72)       743      3,658
Separate Accounts...........................................   --      --      --        141     (2,513)
Other.......................................................    5      13      27        (79)        46
                                                             ----    ----    ----     ------     ------
Balance per statutory accounting practices.................. $227    $351    $304     $2,735     $2,581
                                                             ====    ====    ====     ======     ======

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     ALIC and each of its subsidiaries prepares their statutory financial statements in conformity with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     Beginning in 2001, all states required domiciled insurance companies to prepare statutory-basis financial statements in accordance with NAIC Accounting Practices and Procedures Manual--Version effective January 1, 2001 ("Codification") subject to any deviations prescribed or permitted by the applicable state of domicile's insurance commissioner.

     Accounting changes adopted to conform to the provisions of Codification are reported as changes in accounting principles in the statutory-basis financial statements for 2001. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The adoption of Codification increased the surplus of ALIC by $81 million effective January 1, 2001. The increase is primarily a result of the requirement to recognize net statutory deferred tax assets for temporary differences reversing within the succeeding twelve-month period. Two of the Company's subsidiaries are domiciled in the State of New York, which chose not to adopt Statement of Statutory Accounting Principle No. 10, Income Taxes. As a result, the Company's total surplus does not reflect deferred taxes of the New York domiciled subsidiaries. Statutory surplus on the basis of Codification would have increased $3 million had the Company recorded deferred tax assets for the New York domiciled subsidiaries.

Dividends

     The ability of ALIC to pay dividends is dependent on business conditions, income, cash requirements of ALIC, receipt of dividends from its subsidiaries and other relevant factors. The payment of shareholder dividends by ALIC to AIC without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months.

     In the twelve month period beginning January 1, 2001, ALIC paid dividends of $172 million. This was less than the maximum amount allowed under Illinois insurance law without the approval of the Illinois Department of Insurance ("IL Department") based on 2000 formula amounts. Based on 2001 ALIC statutory net income, the maximum amount of dividends ALIC will be able to pay without prior IL Department approval at a given point in time during 2002 is $273 million, less dividends paid during the preceding twelve months measured at that point in time.

Risk-based capital

     The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December, 31 2001, RBC for each of the Company's domestic insurance subsidiaries was significantly above levels that would require regulatory action.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


14.  Benefit Plans

Pension and other postretirement plans

     Defined benefit pension plans, sponsored by AIC, cover most domestic full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. AIC's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The allocated benefit to the Company included in net income was $1 million for the pension plans in 2001, 2000 and 1999.

     AIC also provides certain health care and life insurance benefits for employees when they retire. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans for ten or more years prior to retirement. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans currently are not funded. AIC has the right to modify or terminate these plans. The allocated cost to the Company included in net income was $5 million, $3 million and $1 million for postretirement benefits other than pension plans in 2001, 2000 and 1999, respectively.

Profit sharing plans

     Employees of AIC are also eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance.

     The Company's allocation of profit sharing expense from the Corporation was $5 million, $4 million, and $4 million in 2001, 2000 and 1999, respectively.

15.  Business Segments

     ALIC's management is organized around products and services, and this structure is considered in the identification of its two reportable segments. These segments and their respective operations are as follows:

Retail

     The Retail segment offers a diversified group of products to meet consumers' lifetime needs in the areas of protection and retirement solutions through a variety of distribution channels. See Note 1 for discussion of the Retail segment's products and distribution channels. The Company evaluates the results of this segment based upon invested asset growth, face amounts of policies inforce and Net Income.

Structured Financial Products

     The Structured Financial Products segment offers a variety of spread-based and fee-based products to qualified investment buyers. See Note 1 for discussion of the Structured Financial Products segment's products and distribution channels. The Company evaluates the results of this segment based upon statutory premiums and deposits and Net Income.

               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     Summarized revenue data for each of the Company's business segments for the years ended December 31, are as follows:

(in millions)
                                                                                 2001       2000       1999
                                                                                 ----       ----       ----
Revenues
Retail
Premiums and contract charges..................................................$ 1,510     $1,449     $1,306
Net investment income..........................................................  1,705      1,556      1,342
Realized capital gains and losses..............................................   (140)       (20)       162
                                                                               -------     ------     ------
   Total Retail................................................................  3,075      2,985      2,810
                                                                               -------     ------     ------
Structured Financial Products
Premiums and contract charges..................................................    357        418        255
Net investment income..........................................................  1,134      1,033        897
Realized capital gains and losses..............................................    (73)        (6)        30
                                                                               -------     ------     ------
   Total Structured Financial Products.........................................  1,418      1,445      1,182
                                                                               -------     ------     ------
      Consolidated Revenues....................................................$ 4,493     $4,430     $3,992
                                                                               =======     ======     ======



     Summarized financial performance data for each of the Company's business segments for the years ended December 31, are as follows:

(in millions)
                                                                                    2001       2000       1999
                                                                                    ----       ----       ----
Income from operations before income taxes and other items
Retail
Premiums and contract charges.....................................................$1,510     $1,449     $1,306
Net investment income............................................................. 1,705      1,556      1,342
Realized capital gains and losses.................................................  (140)       (20)       162
Contract benefits.................................................................   706        606        598
Interest credited to contractholders' funds....................................... 1,165      1,075        869
Amortization of deferred policy acquisition costs.................................   360        414        365
Operating costs and expenses......................................................   371        299        313
Loss on disposition of operations.................................................    (4)        --         --
                                                                                  ------     ------     ------
   Retail income from operations before income taxes and other items..............   469        591        665
                                                                                  ------     ------     ------
Structured Financial Products
Premiums and contract charges.....................................................   357        418        255
Net investment income............................................................. 1,134      1,033        897
Realized capital gains and losses.................................................   (73)        (6)        30
Contract benefits.................................................................   779        833        653
Interest credited to contractholders' funds.......................................   505        444        391
Amortization of deferred policy acquisition costs.................................     5          4          2
Operating costs and expenses......................................................    45         44         31
                                                                                  ------     ------     ------
   Structured Financial Products income from operations before
     income taxes and other items.................................................    84        120        105
                                                                                  ------     ------     ------
      Consolidated income from operations before income taxes and other items.....$  553     $  711     $  770
                                                                                  ======     ======     ======


               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     Additional significant financial performance data for each of the Company's reportable segments for the years ended December 31, are as follows:

(in millions)
                                                                                  2001    2000    1999
                                                                                  ----    ----    ----
Amortization of deferred policy acquisition costs
Retail..........................................................................  $360    $414    $365
Structured Financial Products...................................................     5       4       2
                                                                                  ----    ----    ----
   Consolidated.................................................................  $365    $418    $367
                                                                                  ----    ----    ----
Income tax expense
Retail..........................................................................  $151    $200    $231
Structured Financial Products...................................................    28      41      35
                                                                                  ----    ----    ----
   Consolidated.................................................................  $179    $241    $266
                                                                                  ====    ====    ====



     Summarized data for total assets and investments for each of the Company's reportable segments as of December 31, are as follows:

(in millions)
                                                                                    2001        2000        1999
                                                                                    ----        ----        ----
Assets
Retail.......................................................................... $44,041     $41,729     $37,067
Structured Financial Products...................................................  18,581      16,462      13,380
                                                                                 -------     -------     -------
   Consolidated................................................................. $62,622     $58,191     $50,447
                                                                                 -------     -------     -------


Investments
Retail.......................................................................... $26,398     $23,331     $20,640
Structured Financial Products...................................................  17,899      15,289      12,239
                                                                                 -------     -------     -------
   Consolidated................................................................. $44,297     $38,620     $32,879
                                                                                 =======     =======     =======


               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


16.  Other Comprehensive Income

     The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

(in millions)                                       2001                          2000                           1999
                                                    ----                          ----                           ----
                                                                After-                      After-                      After-
                                           Pretax       Tax      tax      Pretax     Tax      tax     Pretax     Tax     tax
                                           ------       ---     ------    ------     ----   ------    ------     ----   ------
Unrealized net capital gains and
   losses and net losses on
   derivative financial instruments:
   Unrealized holding gains (losses)       $ (115)    $ 40      $ (75)      $550     $(192)    $358     $ (814)    $285    $(529)
      arising during the period......
   Less: reclassification adjustments        (238)      83       (155)        10        (3)       7        180      (63)     117

Unrealized net capital gains and              123      (43)        80        540      (189)     351       (994)     348     (646)
   losses............................
   Cumulative effect of change in              (1)      --         (1)        --        --       --         --      --        --
      accounting for derivative
      financial instruments..........
   Net losses on derivative financial          (1)      --         (1)        --        --       --         --      --        --
      instruments arising during the
      period.........................
   Less: reclassification adjustments           4       (2)         2         --        --       --         --      --        --
      for derivative financial
      instruments....................
                                           ------    -----      -----       ----     -----     ----     ------     ----     -----
Net losses on derivative financial             (6)       2         (4)        --        --       --         --      --        --
   instruments.......................
                                           ------    -----      -----       ----     -----     ----     ------     ----     -----
Unrealized net capital gains and              117      (41)        76        540      (189)     351       (994)     348     (646)
   losses and net losses on
   derivative financial instruments:.
Unrealized foreign currency                     3       (1)         2         (3)        1       (2)         2       (1)       1
   translation adjustments
                                           ------    -----      -----       ----     -----     ----     ------     ----    -----
Other comprehensive income...........      $  120    $ (42)     $  78       $537     $(188)    $349     $ (992)    $347    $(645)
                                           ======    =====      =====       ====     =====     ====     ======     ====    =====





                                      F-38


               ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



17.  Quarterly Results (unaudited)

(in millions)

                                              First Quarter       Second Quarter      Third Quarter        Fourth Quarter
                                              -------------       --------------      -------------        --------------
                                             2001       2000      2001     2000      2001       2000       2001       2000
                                             ----       ----      ----     ----      ----       ----       ----       ----


Revenues.................................  $1,048     $1,086    $1,154     $998    $1,130     $1,189     $1,161     $1,157
Net Income...............................      67        127        89      104        90        147        122         92

18.  Subsequent event

     On March 28, 2002, Allstate Life paid a dividend of $44 million to AIC.

                -------------------------------------------------
                ALLSTATE FINANCIAL ADVISORS
                SEPARATE ACCOUNT I

                Financial Statements as of December 31, 2001
                and for the periods ended December 31, 2001 and December 31, 2000, and Independent
                Auditors' Report

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Allstate Life Insurance Company:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Financial Advisors Separate Account I (the "Account") as of December 31, 2001, the related statements of operations for the periods then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the Account's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Financial Advisors Separate Account I as of December 31, 2001, the results of operations for the periods then ended for each of the individual sub-accounts and the changes in their net assets for each of the periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 8, 2002

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF NET ASSETS
DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------------------------------------
                                                                      AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                                    -----------------------------------------------------------------------------
                                                      AIM V.I.                         AIM V.I.       AIM V.I.        AIM V.I.
                                                      Capital       AIM V.I. Dent    Diversified     Growth and     International
                                                    Appreciation   Demographics (a)     Income         Income          Equity
                                                    -------------  ---------------  -------------   -------------   -------------
ASSETS
Investments at fair value                           $   3,731,348   $       6,349   $     692,756   $   2,572,217   $   1,147,253
                                                    -------------   -------------   -------------   -------------   -------------

     Total assets                                   $   3,731,348   $       6,349   $     692,756   $   2,572,217   $   1,147,253
                                                    =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                                  $   3,731,348   $       6,349   $     692,756   $   2,572,217   $   1,147,253
Retained in Allstate Financial Advisors Separate
     Account I by Allstate Life Insurance Company               -               -               -               -               -
                                                    -------------   -------------   -------------   -------------   -------------

     Total net assets                               $   3,731,348   $       6,349   $     692,756   $   2,572,217   $   1,147,253
                                                    =============   =============   =============   =============   =============

FUND SHARE INFORMATION
     Number of shares                                     171,793           1,136          75,877         127,337          76,945
                                                    =============   =============   =============   =============   =============

     Cost                                           $   4,967,139   $       5,789   $     740,659   $   3,165,191   $   1,488,024
                                                    =============   =============   =============   =============   =============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------
                                                    AIM VARIABLE
                                                  Insurance Funds
                                                    Sub-Accounts    Fidelity Variable Insurance Products Fund Sub-Accounts
                                                  ---------------  ---------------------------------------------------------

                                                     AIM V.I.
                                                       Value      VIP Contrafund   VIP Growth  VIP High Income VIP Index 500
                                                    ------------  --------------  ------------ --------------- -------------

ASSETS
Investments at fair value                           $  2,128,600   $  3,434,777   $  4,520,539   $    549,109   $  4,279,233
                                                    ------------   ------------   ------------   ------------   ------------

     Total assets                                   $  2,128,600   $  3,434,777   $  4,520,539   $    549,109   $  4,279,233
                                                    ============   ============   ============   ============   ============

NET ASSETS
Accumulation units                                  $  2,128,600   $  3,434,777   $  4,520,539   $    549,109   $  4,279,233
Retained in Allstate Financial Advisors Separate
     Account I by Allstate Life Insurance Company              -              -              -              -              -
                                                    ------------   ------------   ------------   ------------   ------------

     Total net assets                               $  2,128,600   $  3,434,777   $  4,520,539   $    549,109   $  4,279,233
                                                    ============   ============   ============   ============   ============

FUND SHARE INFORMATION
     Number of shares                                     91,161        170,630        134,500         85,664         32,899
                                                    ============   ============   ============   ============   ============

     Cost                                           $  2,429,310   $  3,703,799   $  5,444,405   $    649,519   $  4,658,116
                                                    ============   ============   ============   ============   ============



See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------------
                                                    Fidelity Variable Insurance      Fidelity Variable Insurance Products Fund
                                                     Products Fund Sub-Accounts            (Service Class 2) Sub-Accounts
                                                    -----------------------------   ---------------------------------------------
                                                                                                  VIP Investment
                                                                                    VIP Equity-     Grade Bond      VIP Overseas
                                                    VIP INVESTMENT                Income (Service    (Service        (Service
                                                     Grade Bond     VIP Overseas    Class 2) (a)    Class 2) (a)    Class 2) (a)
                                                    --------------  ------------- --------------- ---------------   -------------

ASSETS
Investments at fair value                           $   3,153,795   $   1,308,030   $         708   $       9,221   $         592
                                                    -------------   -------------   -------------   -------------   -------------

     Total assets                                   $   3,153,795   $   1,308,030   $         708   $       9,221   $         592
                                                    =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                                  $   3,153,795   $   1,308,030   $         708   $       9,221   $         592
Retained in Allstate Financial Advisors Separate
     Account I by Allstate Life Insurance Company               -               -               -               -               -
                                                    -------------   -------------   -------------   -------------   -------------

     Total net assets                               $   3,153,795   $   1,308,030   $         708   $       9,221   $         592
                                                    =============   =============   =============   =============   =============

FUND SHARE INFORMATION
     Number of shares                                     244,102          94,238              31             719              43
                                                    =============   =============   =============   =============   =============

     Cost                                           $   3,038,067   $   1,660,992   $         699   $       9,245   $         613
                                                    =============   =============   =============   =============   =============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------------
                                                      Lazard
                                                    Retirement
                                                    Series, Inc.
                                                     Sub-Account             LSA Variable Series Trust Sub-Accounts
                                                    ------------    -------------------------------------------------------------

                                                                                                       LSA
                                                      Emerging        Aggressive                     LSA Basic         LSA Blue
                                                     Markets (a)      Growth (a)    LSA Balanced      Value (a)        Chip (a)
                                                    -------------   -------------   -------------   -------------   -------------

ASSETS
Investments at fair value                           $       4,966   $   2,346,059   $   5,758,128   $   2,409,559   $   2,410,787
                                                    -------------   -------------   -------------   -------------   -------------

     Total assets                                   $       4,966   $   2,346,059   $   5,758,128   $   2,409,559   $   2,410,787
                                                    =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                                  $       4,966   $       3,559   $       2,900   $       1,755   $       5,787
Retained in Allstate Financial Advisors Separate
     Account I by Allstate Life Insurance Company               -       2,342,500       5,755,228       2,407,804       2,405,000
                                                    -------------   -------------   -------------   -------------   -------------

     Total net assets                               $       4,966   $   2,346,059   $   5,758,128   $   2,409,559   $   2,410,787
                                                    =============   =============   =============   =============   =============

FUND SHARE INFORMATION
     Number of shares                                         693         250,380         578,706         250,214         250,602
                                                    =============   =============   =============   =============   =============

     Cost                                           $       4,414   $   2,503,362   $   5,802,877   $   2,501,956   $   2,505,561
                                                    =============   =============   =============   =============   =============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                        LSA Variable Series Trust Sub-Accounts
                                                   -----------------------------------------------------------------------------

                                                    LSA Capital     LSA Disciplined LSA Diversified  LSA Emerging     LSA Focused
                                                  Appreciation (a)      Equity        Mid Cap (a)       Growth           Equity
                                                  ----------------  --------------- ---------------  ------------    -------------

ASSETS
Investments at fair value                          $   2,957,166     $   8,765,598   $   3,018,824   $   5,029,847   $   4,500,448
                                                   -------------     -------------   -------------   -------------   -------------

     Total assets                                  $   2,957,166     $   8,765,598   $   3,018,824   $   5,029,847   $   4,500,448
                                                   =============     =============   =============   =============   =============

NET ASSETS
Accumulation units                                 $       5,166     $       6,416   $       4,852   $       9,593   $         623
Retained in Allstate Financial Advisors Separate
     Account I by Allstate Life Insurance Company      2,952,000         8,759,182       3,013,972       5,020,254       4,499,825
                                                   -------------     -------------   -------------   -------------   -------------

     Total net assets                              $   2,957,166     $   8,765,598   $   3,018,824   $   5,029,847   $   4,500,448
                                                   =============     =============   =============   =============   =============

FUND SHARE INFORMATION
     Number of shares                                    300,525         1,020,442         300,680         617,917         522,094
                                                   =============     =============   =============   =============   =============

     Cost                                          $   3,004,720     $  10,202,631   $   3,006,394   $   6,200,901   $   5,226,258
                                                   =============     =============   =============   =============   =============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      MFS Variable Insurance
                                                        LSA Variable Series Trust Sub-Accounts          Trust Sub-Accounts
                                                    ---------------------------------------------   -----------------------------

                                                     LSA Growth      LSA Mid Cap     LSA Value                         MFS High
                                                       Equity         Value (a)        Equity         MFS Bond          Income
                                                    -------------   -------------   -------------   -------------   -------------

ASSETS
Investments at fair value                           $   4,742,363   $   2,676,744   $   5,910,674   $   1,394,497   $     341,129
                                                    -------------   -------------   -------------   -------------   -------------

     Total assets                                   $   4,742,363   $   2,676,744   $   5,910,674   $   1,394,497   $     341,129
                                                    =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                                  $         498   $           -   $       9,424   $   1,394,497   $     341,129
Retained in Allstate Financial Advisors Separate
     Account I by Allstate Life Insurance Company       4,741,865       2,676,744       5,901,250               -               -
                                                    -------------   -------------   -------------   -------------   -------------

     Total net assets                               $   4,742,363   $   2,676,744   $   5,910,674   $   1,394,497   $     341,129
                                                    =============   =============   =============   =============   =============

FUND SHARE INFORMATION
     Number of shares                                     518,858         250,866         557,611         121,050          36,999
                                                    =============   =============   =============   =============   =============

     Cost                                           $   5,203,099   $   2,509,201   $   5,647,423   $   1,365,487   $     362,451
                                                    =============   =============   =============   =============   =============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    MFS Variable
                                                                                   Insurance Trust
                                                       MFS Variable Insurance      (Service Class)     OCC Accumulation Trust
                                                         Trust Sub-Accounts          Sub-Account             Sub-Accounts
                                                    -----------------------------   -------------  ------------------------------
                                                                                     MFS New
                                                                                     Discovery          OCC
                                                    MFS Investors      MFS New       (Service        Science and      OCC Small
                                                      Trust (b)       Discovery      Class) (a)     Technology (a)     Cap (a)
                                                    -------------   -------------   -------------   --------------  -------------

ASSETS
Investments at fair value                           $   1,844,242   $   2,830,392   $         827   $       2,556   $         468
                                                    -------------   -------------   -------------   -------------   -------------

     Total assets                                   $   1,844,242   $   2,830,392   $         827   $       2,556   $         468
                                                    =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                                  $   1,844,242   $   2,830,392   $         827   $       2,556   $         468
Retained in Allstate Financial Advisors Separate
     Account I by Allstate Life Insurance Company               -               -               -               -               -
                                                    -------------   -------------   -------------   -------------   -------------

     Total net assets                               $   1,844,242   $   2,830,392   $         827   $       2,556   $         468
                                                    =============   =============   =============   =============   =============

FUND SHARE INFORMATION
     Number of shares                                     107,662         185,356              54           1,074              15
                                                    =============   =============   =============   =============   =============

     Cost                                           $   2,032,488   $   2,913,189   $         817   $       2,036   $         412
                                                    =============   =============   =============   =============   =============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

(b)  Previously known as MFS Growth with Income

See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------------

                                                                      Oppenheimer Variable Account Funds Sub-Accounts
                                                    -----------------------------------------------------------------------------
                                                                                                                     Oppenheimer
                                                                    Oppenheimer      Oppenheimer                     Main Street
                                                     Oppenheimer       Capital         Global        Oppenheimer      Small Cap
                                                        Bond        Appreciation     Securities      High Income      Growth (c)
                                                    -------------   -------------   -------------   -------------   -------------

ASSETS
Investments at fair value                           $   5,325,476   $   7,148,106   $   6,023,454   $   1,317,816   $   1,991,007
                                                    -------------   -------------   -------------   -------------   -------------

     Total assets                                   $   5,325,476   $   7,148,106   $   6,023,454   $   1,317,816   $   1,991,007
                                                    =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                                  $   5,325,476   $   7,148,106   $   6,023,454   $   1,317,816   $   1,991,007
Retained in Allstate Financial Advisors Separate
     Account I by Allstate Life Insurance Company               -               -               -               -               -
                                                    -------------   -------------   -------------   -------------   -------------

     Total net assets                               $   5,325,476   $   7,148,106   $   6,023,454   $   1,317,816   $   1,991,007
                                                    =============   =============   =============   =============   =============

FUND SHARE INFORMATION
     Number of shares                                     475,065         195,410         263,724         154,311         180,182
                                                    =============   =============   =============   =============   =============

     Cost                                           $   5,187,762   $   8,236,739   $   6,741,444   $   1,393,930   $   1,965,826
                                                    =============   =============   =============   =============   =============

(c)  Previously known as Oppenheimer Small Cap Growth

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Oppenheimer
                                                         Variable
                                                       Account Funds
                                                      (Service Class)
                                                        Sub-Account              PIMCO Variable Insurance Trust Sub-Accounts
                                                    ------------------   ----------------------------------------------------------
                                                      Oppenheimer
                                                    Main Street Small
                                                       Cap Growth               Foreign              Money           Total Return
                                                    (Service Class) (a)         Bond (a)           Market (a)           Bond (a)
                                                    ------------------   ------------------   ------------------   ----------------

ASSETS
Investments at fair value                           $            3,690   $              746   $           3,726   $             658
                                                    ------------------   ------------------   -----------------   -----------------

     Total assets                                   $            3,690   $              746   $           3,726   $             658
                                                    ==================   ==================   =================   =================

NET ASSETS
Accumulation units                                  $            3,690   $              746   $           3,726   $             658
Retained in Allstate Financial Advisors Separate
     Account I by Allstate Life Insurance Company                    -                    -                   -                   -
                                                    ------------------   ------------------   -----------------   -----------------

     Total net assets                               $            3,690   $              746   $           3,726   $             658
                                                    ==================   ==================   =================   =================

FUND SHARE INFORMATION
     Number of shares                                              334                   77               3,726                  67
                                                    ==================   ==================   =================   =================

     Cost                                           $            3,289   $              752   $           3,726   $             677
                                                    ==================   ==================   =================   =================

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------

                                                                                          Solomon Brothers     The Universal
                                                                                              Variable         Institutional
                                                              Putnam Variable               Series Funds        Funds, Inc.
                                                             Trust Sub-Accounts              Sub-Account        Sub-Account
                                                    -----------------------------------   ----------------   ----------------

                                                                       VT International
                                                        VT High           Growth and
                                                        Yield (a)         Income (a)        Capital (a)       High Yield (a)
                                                    ----------------   ----------------   ----------------   ----------------

ASSETS
Investments at fair value                           $          4,726   $          3,756   $          5,209   $          4,293
                                                    ----------------   ----------------   ----------------   ----------------

     Total assets                                   $          4,726   $          3,756   $          5,209   $          4,293
                                                    ================   ================   ================   ================

NET ASSETS
Accumulation units                                  $          4,726   $          3,756   $          5,209   $          4,293
Retained in Allstate Financial Advisors Separate
     Account I by Allstate Life Insurance Company                  -                  -                  -                  -
                                                    ----------------   ----------------   ----------------   ----------------

     Total net assets                               $          4,726   $          3,756   $          5,209   $          4,293
                                                    ================   ================   ================   ================


FUND SHARE INFORMATION
     Number of shares                                            587                386                345                637
                                                    ================   ================   ================   ================

     Cost                                           $          4,604   $          3,624   $          4,892   $          4,624
                                                    ================   ================   ================   ================

(a) For the Period Beginning October 1, 2001 and Ended December 31, 2001

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------

                                                             Van Kampen Life Investment Trust Sub-Accounts
                                                    -------------------------------------------------------------

                                                                    LIT Domestic    LIT Emerging      LIT Money
                                                     LIT Comstock      Income          Growth           Market
                                                    -------------   -------------   -------------   -------------
ASSETS
Investments at fair value                           $   3,253,536   $     746,243   $   4,015,402   $   3,032,384
                                                    -------------   -------------   -------------   -------------

     Total assets                                   $   3,253,536   $     746,243   $   4,015,402   $   3,032,384
                                                    =============   =============   =============   =============

NET ASSETS
Accumulation units                                  $   3,253,536   $     746,243   $   4,015,402   $   3,032,384
Retained in Allstate Financial Advisors Separate
     Account I by Allstate Life Insurance Company               -               -               -               -
                                                    -------------   -------------   -------------   -------------

     Total net assets                               $   3,253,536   $     746,243   $   4,015,402   $   3,032,384
                                                    =============   =============   =============   =============

FUND SHARE INFORMATION
     Number of shares                                     284,649          92,932         141,587       3,032,384
                                                    =============   =============   =============   =============

     Cost                                           $   3,333,071   $     720,646   $   5,190,039   $   3,032,384
                                                    =============   =============   =============   =============

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     AIM Variable Insurance Funds Sub-Accounts
                                               ------------------------------------------------------------------------------------

                                                  AIM V.I.                            AIM V.I.         AIM V.I.        AIM V.I.
                                                  Capital        AIM V.I. Dent      Diversified       Growth and     International
                                                Appreciation    Demographics (a)       Income           Income          Equity
                                               ---------------  ----------------  ---------------  ---------------- ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                      $            -   $             -   $       47,325   $         1,254  $        3,724
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                        (34,319)              (16)          (6,712)          (22,949)        (10,336)
    Administrative expense                             (2,901)               (1)            (557)           (1,937)           (863)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Net investment income (loss)                  (37,220)              (17)          40,056           (23,632)         (7,475)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                               207,096                14          174,461           159,414         120,912
    Cost of investments sold                          260,720                13          176,921           205,198         155,662
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Realized gains (losses) on fund shares        (53,624)                1           (2,460)          (45,784)        (34,750)

Realized gain distributions                           293,299                 -                -                 -          29,120
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Net realized gains (losses)                   239,675                 1           (2,460)          (45,784)         (5,630)


Change in unrealized gains (losses)                  (886,233)              560          (28,000)         (387,049)       (205,974)
                                               ---------------  ----------------  ---------------  ---------------- ---------------


        Net realized and unrealized gains
             (losses) on investments                 (646,558)              561          (30,460)         (432,833)       (211,604)
                                               ---------------  ----------------  ---------------  ---------------- ---------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                $     (683,778)  $           544   $        9,596   $      (456,465) $     (219,079)
                                               ===============  ================  ===============  ================ ===============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001


See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                AIM Variable
                                               Insurance Funds
                                                Sub-Accounts            Fidelity Variable Insurance Products Fund Sub-Accounts
                                               ---------------  -------------------------------------------------------------------

                                                  AIM V.I.
                                                   Value         VIP Contrafund     VIP Growth      VIP High Income  VIP Index 500
                                               ---------------  ----------------  ---------------  ---------------- ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                      $        2,706   $         9,694   $        1,712   $        32,622  $       20,948
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                        (17,506)          (28,142)         (39,793)           (4,651)        (34,761)
    Administrative expense                             (1,442)           (2,302)          (3,317)             (392)         (2,854)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Net investment income (loss)                  (16,242)          (20,750)         (41,398)           27,579         (16,667)
                                               ---------------  ----------------  ---------------  ---------------- ---------------


NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                               297,378           351,507          269,375            98,911         418,551
    Cost of investments sold                          347,367           393,422          335,359           117,968         466,337
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Realized gains (losses) on fund shares        (49,989)          (41,915)         (65,984)          (19,057)        (47,786)

Realized gain distributions                            41,071            34,217          160,938                 -               -
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Net realized gains (losses)                    (8,918)           (7,698)          94,954           (19,057)        (47,786)

Change in unrealized gains (losses)                  (160,651)         (182,849)        (651,147)          (65,746)       (260,054)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Net realized and unrealized gains
             (losses) on investments                 (169,569)         (190,547)        (556,193)          (84,803)       (307,840)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                $     (185,811)  $      (211,297)  $     (597,591)  $       (57,224) $     (324,507)
                                               ===============  ================  ===============  ================ ===============


See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Fidelity Variable Insurance          Fidelity Variable Insurance Products Fund
                                                  Products Fund Sub-Accounts                 (Service Class 2) Sub-Accounts
                                               ---------------------------------  -------------------------------------------------
                                                                                                   VIP Investment
                                                                                    VIP Equity-       Grade Bond      VIP Overseas
                                               VIP Investment                     Income (Service     (Service         (Service
                                                 Grade Bond       VIP Overseas      Class 2)(a)      Class 2)(a)      Class 2)(a)
                                               ---------------  ----------------  ---------------  ---------------- ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                      $       56,653   $        34,175   $            -   $             -  $            -
Charges from Allstate Life Insurance Company:
     Mortality and expense risk                       (24,713)          (11,797)              (1)              (19)             (1)
     Administrative expense                            (2,089)             (986)               -                (1)              -
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Net investment income (loss)                  29,851            21,392               (1)              (20)             (1)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                 556,011           185,975                1                18               -
  Cost of investments sold                            540,960           246,121                1                18               1
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Realized gains (losses) on fund shares        15,051           (60,146)               -                 -              (1)

Realized gain distributions                                 -            54,020                -                 -               -
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Net realized gains (losses)                   15,051            (6,126)               -                 -              (1)

Change in unrealized gains (losses)                    81,151          (254,803)               9               (24)            (21)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Net realized and unrealized gains
              (losses) on investments                  96,202          (260,929)               9               (24)            (22)
                                               ---------------  ----------------  ---------------  ---------------- ---------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                $      126,053   $      (239,537)  $            8   $           (44) $          (23)
                                               ===============  ================  ===============  ================ ===============

(a) For the Period Beginning October 1, 2001 and Ended December 31, 2001


See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Lazard
                                                 Retirement
                                                Series, Inc.
                                                Sub-Account                    LSA Variable Series Trust Sub-Accounts
                                               ---------------  -------------------------------------------------------------------

                                                                      LSA
                                                  Emerging        Aggressive                           LSA Basic       LSA Blue
                                                Markets (a)       Growth (a)        LSA Balanced       Value (a)       Chip (a)
                                               ---------------  ----------------  ---------------  ---------------- ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                      $           20   $             -   $      106,332   $           304  $            -
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                            (12)               (9)              (9)               (3)            (13)
    Administrative expense                                 (1)               (1)              (1)                -              (1)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Net investment income (loss)                        7               (10)         106,322               301             (14)
                                               ---------------  ----------------  ---------------  ---------------- ---------------


NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                      12                 9                8                 3              12
  Cost of investments sold                                 11                 9                8                 3              12
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Realized gains (losses) on fund shares              1                 -                -                 -               -

Realized gain distributions                                 -                 -          290,142                 -               -
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Net realized gains (losses)                         1                 -          290,142                 -               -

Change in unrealized gains (losses)                       552          (157,303)        (270,300)          (92,397)        (94,774)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Net realized and unrealized gains
             (losses) on investments                      553          (157,303)          19,842           (92,397)        (94,774)
                                               ---------------  ----------------  ---------------  ---------------- ---------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                $          560   $      (157,313)  $      126,164   $       (92,096) $      (94,788)
                                               ===============  ================  ===============  ================ ===============

(a) For the Period Beginning October 1, 2001 and Ended December 31, 2001


See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                    LSA Variable Series Trust Sub-Accounts
                                               ------------------------------------------------------------------------------------


                                                LSA Capital     LSA Disciplined   LSA Diversified    LSA Emerging     LSA Focused
                                               Appreciation (a)     Equity         Mid Cap (a)         Growth          Equity
                                               ---------------  ----------------  ---------------  ---------------- ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                      $            -   $        20,852   $        1,972   $         1,433  $         2,738
Charges from Allstate Life Insurance Company:
    Mortality and expense risk                            (13)              (16)             (13)              (24)             (2)
    Administrative expense                                 (1)               (1)              (1)               (2)              -
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Net investment income (loss)                      (14)           20,835            1,958             1,407           2,736
                                               ---------------  ----------------  ---------------  ---------------- ---------------


NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                      12                17               12                23               1
  Cost of investments sold                                 12                16               11                22               1
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Realized gains (losses) on fund shares              -                 1                1                 1               -

Realized gain distributions                                 -                 -                -                 -               -
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Net realized gains (losses)                         -                 1                1                 1               -

Change in unrealized gains (losses)                   (47,554)       (1,200,223)          12,430        (1,089,919)       (824,291)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

        Net realized and unrealized gains
             (losses) on investments                  (47,554)       (1,200,222)          12,431        (1,089,918)       (824,291)
                                               ---------------  ----------------  ---------------  ---------------- ---------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                $      (47,568)  $    (1,179,387)  $        14,389  $    (1,088,511) $     (821,555)
                                               ===============  ================  ===============  ================ ===============

(a) For the Period Beginning October 1, 2001 and Ended December 31, 2001


See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         MFS Variable Insurance
                                                      LSA Variable Series Trust Sub-Accounts               Trust Sub-Accounts
                                               --------------------------------------------------  --------------------------------

                                                LSA Growth        LSA Mid Cap       LSA Value                          MFS High
                                                  Equity           Value (a)          Equity          MFS Bond          Income
                                               ---------------  ----------------  ---------------  ---------------- ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                      $            -   $         9,201   $       29,924   $        40,232  $       15,661
Charges from Allstate Life Insurance Company:
     Mortality and expense risk                            (1)                -              (26)          (10,359)         (2,690)
     Administrative expense                                 -                 -               (2)             (870)           (225)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Net investment income (loss)                      (1)            9,201           29,896            29,003          12,746
                                               ---------------  ----------------  ---------------  ---------------- ---------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                       -                 -               27           430,714          38,254
  Cost of investments sold                                  1                 -               26           425,937          41,293
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Realized gains (losses) on fund shares            (1)                -                1             4,777          (3,039)

Realized gain distributions                               164                 -          132,787                 -               -
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Net realized gains (losses)                      163                 -          132,788             4,777          (3,039)

Change in unrealized gains (losses)                  (788,557)          167,543         (464,882)           17,644         (11,373)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Net realized and unrealized gains
              (losses) on investments                (788,394)          167,543         (332,094)           22,421         (14,412)
                                               ---------------  ----------------  ---------------  ---------------- ---------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                $     (788,395)  $       176,744   $     (302,198)  $        51,424  $       (1,666)
                                               ===============  ================  ===============  ================ ===============

(a) For the Period Beginning October 1, 2001 and Ended December 31, 2001


See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   MFS Variable
                                                                                  Insurance Trust
                                                    MFS Variable Insurance        (Service Class)        OCC Accumulation Trust
                                                      Trust Sub-Accounts            Sub-Account                Sub-Accounts
                                               ---------------------------------  ---------------  --------------------------------
                                                                                     MFS New
                                                                                    Discovery            OCC
                                                MFS Investors        MFS New        (Service        Science and        OCC Small
                                                  Trust (b)         Discovery        Class) (a)     Technology (a)      Cap (a)
                                               ---------------  ----------------  ---------------  ---------------- ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                      $        5,371   $             -   $            -   $             -  $            -
Charges from Allstate Life Insurance Company:
     Mortality and expense risk                       (15,107)          (21,370)              (1)               (7)             (1)
     Administrative expense                            (1,285)           (1,797)               -                (1)              -
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Net investment income (loss)                 (11,021)          (23,167)              (1)               (8)             (1)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                  96,698           261,702                1                 7               1
  Cost of investments sold                            112,274           287,341                1                 5               1
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Realized gains (losses) on fund shares       (15,576)          (25,639)               -                 2               -

Realized gain distributions                            27,566            47,267                -                 -               -
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Net realized gains (losses)                   11,990            21,628                -                 2               -

Change in unrealized gains (losses)                  (190,535)          (37,899)              10               520              56
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Net realized and unrealized gains
              (losses) on investments                (178,545)          (16,271)              10               522              56
                                               ---------------  ----------------  ---------------  ---------------- ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                $     (189,566)  $       (39,438)  $            9   $           514  $           55
                                               ===============  ================  ===============  ================ ===============

(a) For the Period Beginning October 1, 2001 and Ended December 31, 2001

(b) Previously known as MFS Growth with Income


See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                Oppenheimer Variable Account Funds Sub-Accounts
                                               ------------------------------------------------------------------------------------
                                                                                                                     Oppenheimer
                                                                  Oppenheimer      Oppenheimer                       Main Street
                                                Oppenheimer         Capital           Global         Oppenheimer      Small Cap
                                                   Bond          Appreciation       Securities       High Income      Growth (c)
                                               ---------------  ----------------  ---------------  ---------------- ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                      $      232,261   $        23,583   $       21,203   $        74,563  $            -
Charges from Allstate Life Insurance Company:
     Mortality and expense risk                       (47,679)          (62,263)         (50,292)          (11,657)        (14,834)
     Administrative expense                            (4,047)           (5,267)          (4,235)             (993)         (1,253)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Net investment income (loss)                 180,535           (43,947)         (33,324)           61,913         (16,087)
                                               ---------------  ----------------  ---------------  ---------------- ---------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                 912,685           686,393          768,565           121,043         189,914
  Cost of investments sold                            896,569           826,521          914,239           128,105         216,696
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Realized gains (losses) on fund shares        16,116          (140,128)        (145,674)           (7,062)        (26,782)

Realized gain distributions                                 -           353,890          393,107                 -               -
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Net realized gains (losses)                   16,116           213,762          247,433            (7,062)        (26,782)

Change in unrealized gains (losses)                    (9,734)         (928,165)        (676,642)          (60,088)        110,656
                                               ---------------  ----------------  ---------------  ---------------- ---------------

         Net realized and unrealized gains
              (losses) on investments                   6,382          (714,403)        (429,209)          (67,150)         83,874
                                               ---------------  ----------------  ---------------  ---------------- ---------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                $      186,917   $      (758,350)  $     (462,533)  $        (5,237) $       67,787
                                               ===============  ================  ===============  ================ ===============


(c) Previously known as Oppenheimer Small Cap Growth


See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                          Oppenheimer
                                                           Variable
                                                         Account Funds
                                                        (Service Class)
                                                          Sub-Account             PIMCO Variable Insurance Trust Sub-Accounts
                                                        ----------------   -------------------------------------------------------
                                                          Oppenheimer
                                                        Main Street Small
                                                         Cap Growth             Foreign             Money           Total Return
                                                        (Service Class) (a)      Bond (a)           Market (a)          Bond (a)
                                                        ----------------   ----------------    ---------------    ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $             -    $             3     $           13     $             8
Charges from Allstate Life Insurance Company:
     Mortality and expense risk                                     (11)                (1)                (8)                 (1)
     Administrative expense                                          (1)                 -                 (1)                  -
                                                        ----------------   ----------------    ---------------    ----------------

         Net investment income (loss)                               (12)                 2                  4                   7
                                                        ----------------   ----------------    ---------------    ----------------


NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                                11                  1                  8                   -
  Cost of investments sold                                           11                  1                  8                   1
                                                        ----------------   ----------------    ---------------    ----------------

         Realized gains (losses) on fund shares                       -                  -                  -                  (1)

Realized gain distributions                                           -                  -                  -                   7
                                                        ----------------   ----------------    ---------------    ----------------

         Net realized gains (losses)                                  -                  -                  -                   6

Change in unrealized gains (losses)                                 401                 (6)                 -                 (19)
                                                        ----------------   ----------------    ---------------    ----------------

         Net realized and unrealized gains
              (losses) on investments                               401                 (6)                 -                 (13)
                                                        ----------------   ----------------    ---------------    ----------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                         $           389    $            (4)    $            4     $            (6)
                                                        ================   ================    ===============    ================

(a) For the Period Beginning October 1, 2001 and Ended December 31, 2001


See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Solomon Brothers    The Universal
                                                                                                  Variable         Institutional
                                                                 Putnam Variable                Series Funds        Funds, Inc.
                                                                Trust Sub-Accounts               Sub-Account        Sub-Account
                                                        -----------------------------------    ---------------    ----------------

                                                                           VT International
                                                            VT High          Growth and
                                                           Yield (a)         Income (a)           Capital (a)       High Yield (a)
                                                        ----------------   ----------------    ---------------    ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $             -    $             -     $           35     $           486
Charges from Allstate Life Insurance Company:
     Mortality and expense risk                                     (10)                (9)               (13)                (11)
     Administrative expense                                          (1)                (1)                (1)                 (1)
                                                        ----------------   ----------------    ---------------    ----------------

         Net investment income (loss)                               (11)               (10)                21                 474
                                                        ----------------   ----------------    ---------------    ----------------


NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                                 9                  8                 13                  11
  Cost of investments sold                                            9                  9                 13                  11
                                                        ----------------   ----------------    ---------------    ----------------

         Realized gains (losses) on fund shares                       -                 (1)                 -                   -

Realized gain distributions                                           -                  -                  -                   -
                                                        ----------------   ----------------    ---------------    ----------------

         Net realized gains (losses)                                  -                 (1)                 -                   -

Change in unrealized gains (losses)                                 122                132                317                (331)
                                                        ----------------   ----------------    ---------------    ----------------

         Net realized and unrealized gains
              (losses) on investments                               122                131                317                (331)
                                                        ----------------   ----------------    ---------------    ----------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                         $           111    $           121     $          338     $           143
                                                        ================   ================    ===============    ================


(a) For the Period Beginning October 1, 2001 and Ended December 31, 2001


See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                       Van Kampen Life Investment Trust Sub-Accounts
                                                        --------------------------------------------------------------------------

                                                                            LIT Domestic        LIT Emerging         LIT Money
                                                          LIT Comstock          Income              Growth             Market
                                                        ----------------   ----------------    ---------------    ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                               $             -    $        25,995     $        1,900     $        67,229
Charges from Allstate Life Insurance Company:
     Mortality and expense risk                                 (22,616)            (6,751)           (34,095)            (25,623)
     Administrative expense                                      (1,883)              (555)            (2,832)             (2,105)
                                                        ----------------   ----------------    ---------------    ----------------

         Net investment income (loss)                           (24,499)            18,689            (35,027)             39,501
                                                        ----------------   ----------------    ---------------    ----------------


NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                           635,195            107,865            347,026           2,229,669
  Cost of investments sold                                      647,398            106,703            453,201           2,229,669
                                                        ----------------   ----------------    ---------------    ----------------

         Realized gains (losses) on fund shares                 (12,203)             1,162           (106,175)                  -

Realized gain distributions                                       2,743                  -                  -                   -
                                                        ----------------   ----------------    ---------------    ----------------

         Net realized gains (losses)                             (9,460)             1,162           (106,175)                  -

Change in unrealized gains (losses)                            (140,223)            21,122           (821,152)                  -
                                                        ----------------   ----------------    ---------------    ----------------

         Net realized and unrealized gains
              (losses) on investments                          (149,683)            22,284           (927,327)                  -
                                                        ----------------   ----------------    ---------------    ----------------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                         $      (174,182)   $        40,973     $     (962,354)    $        39,501
                                                        ================   ================    ===============    ================


See notes to financial statements.
                                       23

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------



                                                                    AIM Variable Insurance Funds Sub-Accounts
                                                  -----------------------------------------------------------------------------


                                                                                  AIM V.I. Dent
                                                  AIM V.I. Capital Appreciation   Demographics     AIM V.I. Diversified Income
                                                  -----------------------------   -------------   -----------------------------

                                                      2001            2000          2001 (a)          2001            2000
                                                  -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                      $     (37,220)  $     (10,309)  $         (17)  $      40,056   $      19,341
Net realized gains (losses)                             239,675          53,608               1          (2,460)           (517)
Change in unrealized gains (losses)                    (886,233)       (366,759)            560         (28,000)        (18,099)
                                                  -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from operations                                      (683,778)       (323,460)            544           9,596             725
                                                  -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                              1,248,175       1,943,311           5,192         342,841         253,210
Benefit payments                                         (2,676)         (5,351)              -          (5,818)              -
Payments on termination                                 (81,025)         (5,701)              -         (23,577)         (4,704)
Contract maintenance charge                                (651)         (1,117)              -               4            (172)
Transfers among the sub-accounts
  and with the Fixed Account - net                    1,150,240         338,566             613          16,965          15,136
                                                  -------------   -------------   -------------   -------------   -------------

Increase (decrease) in net assets
  from capital transactions                           2,314,063       2,269,708           5,805         330,415         263,470
                                                  -------------   -------------   -------------   -------------   -------------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I              -               -               -               -               -
                                                  -------------   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS                     1,630,285       1,946,248           6,349         340,011         264,195

NET ASSETS AT BEGINNING OF PERIOD                     2,101,063         154,815               -         352,745          88,550
                                                  -------------   -------------   -------------   -------------   -------------

NET ASSETS AT END OF PERIOD                       $   3,731,348   $   2,101,063   $       6,349   $     692,756   $     352,745
                                                  =============   =============   =============   =============   =============


UNITS OUTSTANDING
  Units outstanding at beginning of period              171,090          11,089               -          35,481           8,850
    Units issued                                        258,067         163,302             510          45,791          29,133
    Units redeemed                                      (27,796)         (3,301)              -         (13,114)         (2,502)
                                                  -------------   -------------   -------------   -------------   -------------
  Units outstanding at end of period                    401,361         171,090             510          68,158          35,481
                                                  =============   =============   =============   =============   =============


(a) For the Period Beginning October 1, 2001 and Ended December 31, 2001



See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------



                                                                      AIM Variable Insurance Funds Sub-Accounts
                                                 -----------------------------------------------------------------------------------


                                                 AIM V.I. Growth and Income  AIM V.I. International Equity       AIM V.I. Value
                                                 --------------------------  -----------------------------  ------------------------

                                                     2001          2000          2001          2000          2001          2000
                                                 ------------  ------------  -------------  --------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                     $    (23,632) $     (5,761) $      (7,475) $      (2,875) $   (16,242) $    (4,816)
Net realized gains (losses)                           (45,784)       38,243         (5,630)        29,678       (8,918)      40,624
Change in unrealized gains (losses)                  (387,049)     (216,002)      (205,974)      (144,274)    (160,651)    (142,956)
                                                 ------------  ------------  -------------  -------------  -----------  -----------

Increase (decrease) in net assets
  from operations                                    (456,465)     (183,520)      (219,079)      (117,471)    (185,811)    (107,148)
                                                 ------------  ------------  -------------  -------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            1,047,261     1,247,904        538,031        718,594      979,075      874,358
Benefit payments                                            -             -         (6,942)             -       (9,849)           -
Payments on termination                               (94,200)      (43,612)       (23,510)       (23,623)     (63,480)      (8,668)
Contract maintenance charge                              (652)         (703)          (605)          (358)        (420)        (581)
Transfers among the sub-accounts
  and with the Fixed Account - net                    804,121       181,468        218,219            123      437,841      153,248
                                                 ------------  ------------  -------------  -------------  -----------  -----------

Increase (decrease) in net assets
  from capital transactions                         1,756,530     1,385,057        725,193        694,736    1,343,167    1,018,357
                                                 ------------  ------------  -------------  -------------  -----------  -----------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I            -             -              -              -            -            -
                                                 ------------  ------------  -------------  -------------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS                   1,300,065     1,201,537        506,114        577,265    1,157,356      911,209

NET ASSETS AT BEGINNING OF PERIOD                   1,272,152        70,615        641,139         63,874      971,244       60,035
                                                 ------------  ------------  -------------  -------------  -----------  -----------

NET ASSETS AT END OF PERIOD                      $  2,572,217  $  1,272,152  $   1,147,253  $     641,139  $ 2,128,600  $   971,244
                                                 ============  ============  =============  =============  ===========  ===========


UNITS OUTSTANDING
  Units outstanding at beginning of period            121,874         5,706         59,434          4,301       96,586        5,029
    Units issued                                      227,687       121,838         90,156         60,499      183,550       93,658
    Units redeemed                                    (26,098)       (5,670)        (8,659)        (5,366)     (34,881)      (2,101)
                                                 ------------  ------------  -------------  -------------  -----------  -----------
  Units outstanding at end of period                  323,463       121,874        140,931         59,434      245,255       96,586
                                                 ============  ============  =============  =============  ===========  ===========



See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------



                                                               Fidelity Variable Insurance Products Fund Sub-Accounts
                                                  ---------------------------------------------------------------------------------


                                                       VIP Contrafund                VIP Growth                VIP High Income
                                                  -------------------------   -------------------------   -------------------------

                                                     2001          2000          2001          2000          2001          2000
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                      $   (20,750)  $    (7,808)  $   (41,398)  $   (13,765)  $    27,579   $     1,605
Net realized gains (losses)                            (7,698)       42,885        94,954        34,623       (19,057)       (2,120)
Change in unrealized gains (losses)                  (182,849)      (98,317)     (651,147)     (287,431)      (65,746)      (35,461)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
  from operations                                    (211,297)      (63,240)     (597,591)     (266,573)      (57,224)      (35,976)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            1,880,113       974,544     2,084,400     2,143,413       214,714       199,967
Benefit payments                                            -             -             -             -             -        (2,695)
Payments on termination                              (150,427)      (38,277)     (173,740)      (16,703)      (28,155)       (1,535)
Contract maintenance charge                              (794)         (787)       (2,202)       (1,427)         (144)         (119)
Transfers among the sub-accounts
  and with the Fixed Account - net                    748,501       141,630       997,977       217,332       200,001        34,793
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
  from capital transactions                         2,477,393     1,077,110     2,906,435     2,342,615       386,416       230,411
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I            -             -             -             -             -             -
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS                   2,266,096     1,013,870     2,308,844     2,076,042       329,192       194,435

NET ASSETS AT BEGINNING OF PERIOD                   1,168,681       154,811     2,211,695       135,653       219,917        25,482
                                                  -----------   -----------   -----------   -----------   -----------   -----------

NET ASSETS AT END OF PERIOD                       $ 3,434,777   $ 1,168,681   $ 4,520,539   $ 2,211,695   $   549,109   $   219,917
                                                  ===========   ===========   ===========   ===========   ===========   ===========


UNITS OUTSTANDING
  Units outstanding at beginning of period            110,084        13,431       202,793        10,926        28,295         2,509
    Units issued                                      304,595       102,908       350,188       195,006        67,728        28,248
    Units redeemed                                    (41,177)       (6,255)      (43,099)       (3,139)      (14,933)       (2,462)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
  Units outstanding at end of period                  373,502       110,084       509,882       202,793        81,090        28,295
                                                  ===========   ===========   ===========   ===========   ===========   ===========



See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------



                                                               Fidelity Variable Insurance Products Fund Sub-Accounts
                                                  ---------------------------------------------------------------------------------


                                                        VIP Index 500         VIP Investment Grade Bond         VIP Overseas
                                                  -------------------------   -------------------------   -------------------------

                                                     2001          2000          2001          2000          2001          2000
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                      $   (16,667)  $    (9,466)  $    29,851   $       (10)  $    21,392   $    (2,217)
Net realized gains (losses)                           (47,786)        4,089        15,051         1,203        (6,126)       15,255
Change in unrealized gains (losses)                  (260,054)     (124,941)       81,151        34,454      (254,803)     (114,170)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
  from operations                                    (324,507)     (130,318)      126,053        35,647      (239,537)     (101,132)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            1,877,829     1,654,973     1,511,584       676,582       706,256       491,718
Benefit payments                                            -       (18,496)            -             -             -             -
Payments on termination                              (168,462)      (78,669)     (108,327)       (3,897)      (26,700)       (3,707)
Contract maintenance charge                            (1,178)       (1,180)         (371)         (475)         (391)         (396)
Transfers among the sub-accounts
  and with the Fixed Account - net                  1,107,054       237,158       782,654       103,330       179,195       151,346
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
  from capital transactions                         2,815,243     1,793,786     2,185,540       775,540       858,360       638,961
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I            -             -             -             -             -             -
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS                   2,490,736     1,663,468     2,311,593       811,187       618,823       537,829

NET ASSETS AT BEGINNING OF PERIOD                   1,788,497       125,029       842,202        31,015       689,207       151,378
                                                  -----------   -----------   -----------   -----------   -----------   -----------

NET ASSETS AT END OF PERIOD                       $ 4,279,233   $ 1,788,497   $ 3,153,795   $   842,202   $ 1,308,030   $   689,207
                                                  ===========   ===========   ===========   ===========   ===========   ===========


UNITS OUTSTANDING
  Units outstanding at beginning of period            178,937        11,193        76,221         3,082        66,295        11,627
    Units issued                                      353,722       180,320       236,682        75,659       116,998        55,887
    Units redeemed                                    (39,200)      (12,576)      (46,370)       (2,520)      (21,538)       (1,219)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
  Units outstanding at end of period                  493,459       178,937       266,533        76,221       161,755        66,295
                                                  ===========   ===========   ===========   ===========   ===========   ===========



See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Lazard
                                                                                                      Retirement      LSA Variable
                                                     Fidelity Variable Insurance Products Fund       Series, Inc.     Series Trust
                                                          (Service Class 2) Sub-Accounts              Sub-Account     Sub-Accounts
                                                 -------------------------------------------------  ---------------  --------------
                                                                  VIP Investment
                                                 VIP Equity-      Grade Bond       VIP Overseas                            LSA
                                                 Income (Service     (Service         (Service         Emerging        Aggressive
                                                    Class 2)         Class 2)         Class 2)          Markets          Growth
                                                 ---------------  ---------------  ---------------  ---------------  --------------

                                                    2001 (a)         2001 (a)         2001 (a)         2001 (a)         2001 (a)
                                                 ---------------  ---------------  ---------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                     $            (1) $           (20) $            (1) $             7  $          (10)
Net realized gains (losses)                                    -                -               (1)               1               -
Change in unrealized gains (losses)                            9              (24)             (21)             552        (157,303)
                                                 ---------------  ---------------  ---------------  ---------------  --------------

Increase (decrease) in net assets
  from operations                                              8              (44)             (23)             560        (157,313)
                                                 ---------------  ---------------  ---------------  ---------------  --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                     700            8,753                -            4,408           2,400
Benefit payments                                               -                -                -                -               -
Payments on termination                                        -                -                -                -               -
Contract maintenance charge                                    -                -                -                -               -
Transfers among the sub-accounts
  and with the Fixed Account - net                             -              512              615               (2)            972
                                                 ---------------  ---------------  ---------------  ---------------  --------------

Increase (decrease) in net assets
  from capital transactions                                  700            9,265              615            4,406           3,372
                                                 ---------------  ---------------  ---------------  ---------------  --------------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I               -                -                -                -       2,500,000
                                                 ---------------  ---------------  ---------------  ---------------  --------------

INCREASE (DECREASE) IN NET ASSETS                            708            9,221              592            4,966       2,346,059

NET ASSETS AT BEGINNING OF PERIOD                              -                -                -                -               -
                                                 ---------------  ---------------  ---------------  ---------------  --------------

NET ASSETS AT END OF PERIOD                      $           708  $         9,221  $           592  $         4,966  $    2,346,059
                                                 ===============  ===============  ===============  ===============  ==============


UNITS OUTSTANDING
  Units outstanding at beginning of period                     -                -                -                -               -
    Units issued                                              65              927               54              411             310
    Units redeemed                                             -                -                -                -               -
                                                 ---------------  ---------------  ---------------  ---------------  --------------
  Units outstanding at end of period                          65              927               54              411             310
                                                 ===============  ===============  ===============  ===============  ==============


(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001



See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------



                                                                    LSA Variable Series Trust Sub-Accounts
                                                    -----------------------------------------------------------------------


                                                                                  LSA Basic       LSA Blue     LSA Capital
                                                           LSA Balanced             Value           Chip       Appreciation
                                                    ---------------------------  ------------   ------------   ------------

                                                        2001           2000        2001 (a)       2001 (a)       2001 (a)
                                                    ------------   ------------  ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                        $    106,322   $    161,855  $        301   $        (14)  $        (14)
Net realized gains (losses)                              290,142        211,718             -              -              -
Change in unrealized gains (losses)                     (270,300)        85,493       (92,397)       (94,774)       (47,554)
                                                    ------------   ------------  ------------   ------------   ------------

Increase (decrease) in net assets
  from operations                                        126,164        459,066       (92,096)       (94,788)       (47,568)
                                                    ------------   ------------  ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                   3,090              -         1,655          5,064          4,120
Benefit payments                                               -              -             -              -              -
Payments on termination                                        -              -             -              -              -
Contract maintenance charge                                    -              -             -              -              -
Transfers among the sub-accounts
  and with the Fixed Account - net                             -              -             -            511            614
                                                    ------------   ------------  ------------   ------------   ------------

Increase (decrease) in net assets
  from capital transactions                                3,090              -         1,655          5,575          4,734
                                                    ------------   ------------  ------------   ------------   ------------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I               -              -     2,500,000      2,500,000      3,000,000
                                                    ------------   ------------  ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS                        129,254        459,066     2,409,559      2,410,787      2,957,166

NET ASSETS AT BEGINNING OF PERIOD                      5,628,874      5,169,808             -              -              -
                                                    ------------   ------------  ------------   ------------   ------------

NET ASSETS AT END OF PERIOD                         $  5,758,128   $  5,628,874  $  2,409,559   $  2,410,787   $  2,957,166
                                                    ============   ============  ============   ============   ============


UNITS OUTSTANDING
  Units outstanding at beginning of period                     -              -             -              -              -
    Units issued                                             305              -           153            516            407
    Units redeemed                                           (20)             -             -              -              -
                                                    ------------   ------------  ------------   ------------   ------------
  Units outstanding at end of period                         285              -           153            516            407
                                                    ============   ============  ============   ============   ============


(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001



See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------



                                                                    LSA Variable Series Trust Sub-Accounts
                                                  --------------------------------------------------------------------------


                                                                                LSA Diversified
                                                    LSA Disciplined Equity          Mid Cap          LSA Emerging Growth
                                                  ---------------------------   ---------------  ---------------------------

                                                      2001           2000         2001 (a)        2001           2000
                                                  ------------   ------------   ---------------  ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                      $     20,835   $     27,052   $         1,958  $      1,407            $ -
Net realized gains (losses)                                  1        105,531                 1             1      1,191,263
Change in unrealized gains (losses)                 (1,200,223)    (1,366,888)           12,430    (1,089,919)    (3,826,134)
                                                  ------------   ------------   ---------------  ------------   ------------

Increase (decrease) in net assets
  from operations                                   (1,179,387)    (1,234,305)           14,389    (1,088,511)    (2,634,871)
                                                  ------------   ------------   ---------------  ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                 6,085              -             4,435         8,229              -
Benefit payments                                             -              -                 -             -              -
Payments on termination                                      -              -                 -             -              -
Contract maintenance charge                                  -              -                 -             -              -
Transfers among the sub-accounts
  and with the Fixed Account - net                           1              -                 -             -              -
                                                  ------------   ------------   ---------------  ------------   ------------

Increase (decrease) in net assets
  from capital transactions                              6,086              -             4,435         8,229              -
                                                  ------------   ------------   ---------------  ------------   ------------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I             -              -         3,000,000             -              -
                                                  ------------   ------------   ---------------  ------------   ------------

INCREASE (DECREASE) IN NET ASSETS                   (1,173,301)    (1,234,305)        3,018,824    (1,080,282)    (2,634,871)

NET ASSETS AT BEGINNING OF PERIOD                    9,938,899     11,173,204                 -     6,110,129      8,745,000
                                                  ------------   ------------   ---------------  ------------   ------------

NET ASSETS AT END OF PERIOD                       $  8,765,598   $  9,938,899   $     3,018,824  $  5,029,847   $  6,110,129
                                                  ============   ============   ===============  ============   ============


UNITS OUTSTANDING
  Units outstanding at beginning of period                   -              -                 -             -              -
    Units issued                                           580              -               408           729              -
    Units redeemed                                          (1)             -                 -            (1)             -
                                                  ------------   ------------   ---------------  ------------   ------------
  Units outstanding at end of period                       579              -               408           728              -
                                                  ============   ============   ===============  ============   ============


(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001



See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------



                                                                     LSA Variable Series Trust Sub-Accounts
                                                    ------------------------------------------------------------------------


                                                                                                                LSA Mid Cap
                                                        LSA Focused Equity             LSA Growth Equity           Value
                                                    ---------------------------   ---------------------------   ------------

                                                        2001           2000           2001           2000         2001 (a)
                                                    ------------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                        $      2,736            $ -   $         (1)           $ -   $      9,201
Net realized gains (losses)                                    -        222,931            163        197,714              -
Change in unrealized gains (losses)                     (824,291)      (936,519)      (788,557)      (707,211)       167,543
                                                    ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets
  from operations                                       (821,555)      (713,588)      (788,395)      (509,497)       176,744
                                                    ------------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                     591              -            501              -              -
Benefit payments                                               -              -              -              -              -
Payments on termination                                        -              -              -              -              -
Contract maintenance charge                                    -              -              -              -              -
Transfers among the sub-accounts
  and with the Fixed Account - net                             -              -              -              -              -
                                                    ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets
  from capital transactions                                  591              -            501              -              -
                                                    ------------   ------------   ------------   ------------   ------------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I               -              -              -              -      2,500,000
                                                    ------------   ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS                       (820,964)      (713,588)      (787,894)      (509,497)     2,676,744

NET ASSETS AT BEGINNING OF PERIOD                      5,321,412      6,035,000      5,530,257      6,039,754              -
                                                    ------------   ------------   ------------   ------------   ------------

NET ASSETS AT END OF PERIOD                         $  4,500,448   $  5,321,412   $  4,742,363   $  5,530,257   $  2,676,744
                                                    ============   ============   ============   ============   ============


UNITS OUTSTANDING
  Units outstanding at beginning of period                     -              -              -              -              -
    Units issued                                              56              -             45              -              -
    Units redeemed                                             -              -              -              -              -
                                                    ------------   ------------   ------------   ------------   ------------
  Units outstanding at end of period                          56              -             45              -              -
                                                    ============   ============   ============   ============   ============


(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001



See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------


                                                     LSA Variable Series
                                                     Trust Sub-Accounts            MFS Variable Insurance Trust Sub-Accounts
                                                  -------------------------  -----------------------------------------------------



                                                  LSA Value Equity           MFS Bond                    MFS High Income
                                                  -------------------------  -------------------------   -------------------------

                                                     2001          2000         2001          2000          2001          2000
                                                  -----------   -----------  -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                      $    29,896   $    39,289  $    29,003   $     5,174   $    12,746   $     3,796
Net realized gains (losses)                           132,788       428,363        4,777           145        (3,039)         (930)
Change in unrealized gains (losses)                  (464,882)      358,103       17,644        11,757       (11,373)      (10,414)
                                                  -----------   -----------  -----------   -----------   -----------   -----------

Increase (decrease) in net assets
  from operations                                    (302,198)      825,755       51,424        17,076        (1,666)       (7,548)
                                                  -----------   -----------  -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                9,088             -      686,780       150,793       106,592        54,233
Benefit payments                                            -             -            -             -             -             -
Payments on termination                                     -             -      (74,487)      (10,749)      (18,137)       (3,281)
Contract maintenance charge                                 -             -         (192)         (184)          (37)          (58)
Transfers among the sub-accounts
  and with the Fixed Account - net                         (1)            -      369,327       102,058       140,208        28,626
                                                  -----------   -----------  -----------   -----------   -----------   -----------

Increase (decrease) in net assets
  from capital transactions                             9,087             -      981,428       241,918       228,626        79,520
                                                  -----------   -----------  -----------   -----------   -----------   -----------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I            -             -            -             -             -             -
                                                  -----------   -----------  -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS                    (293,111)      825,755    1,032,852       258,994       226,960        71,972

NET ASSETS AT BEGINNING OF PERIOD                   6,203,785     5,378,030      361,645       102,651       114,169        42,197
                                                  -----------   -----------  -----------   -----------   -----------   -----------

NET ASSETS AT END OF PERIOD                       $ 5,910,674   $ 6,203,785  $ 1,394,497   $   361,645   $   341,129   $   114,169
                                                  ===========   ===========  ===========   ===========   ===========   ===========


UNITS OUTSTANDING
  Units outstanding at beginning of period                  -             -       33,711        10,317        12,219         4,159
    Units issued                                          876             -      110,754        26,879        30,654         8,713
    Units redeemed                                        (25)            -      (23,288)       (3,485)       (6,644)         (653)
                                                  -----------   -----------  -----------   -----------   -----------   -----------
  Units outstanding at end of period                      851             -      121,177        33,711        36,229        12,219
                                                  ===========   ===========  ===========   ===========   ===========   ===========



See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               MFS Variable
                                                                                                              Insurance Trust
                                                                                                              (Service Class)
                                                  MFS Variable Insurance Trust Sub-Accounts                     Sub-Account
                                                  ---------------------------------------------------------   ---------------

                                                                                                                  MFS New
                                                                                                                 Discovery
                                                    MFS Investors Trust (b)          MFS New Discovery        (Service Class)
                                                  ---------------------------   ---------------------------   ---------------

                                                      2001           2000           2001           2000          2001 (a)
                                                  ------------   ------------   ------------   ------------   ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                      $    (11,021)  $     (1,827)  $    (23,167)  $     (1,564)  $            (1)
Net realized gains (losses)                             11,990          2,102         21,628           (427)                -
Change in unrealized gains (losses)                   (190,535)        (5,526)       (37,899)       (56,085)               10
                                                  ------------   ------------   ------------   ------------   ---------------

Increase (decrease) in net assets
  from operations                                     (189,566)        (5,251)       (39,438)       (58,076)                9
                                                  ------------   ------------   ------------   ------------   ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                               767,528        439,287      1,235,095        870,981                 -
Benefit payments                                             -              -              -              -                 -
Payments on termination                                (53,995)       (10,708)       (82,399)        (7,651)                -
Contract maintenance charge                               (248)          (462)          (628)          (598)                -
Transfers among the sub-accounts
  and with the Fixed Account - net                     664,408        115,663        656,012        174,780               818
                                                  ------------   ------------   ------------   ------------   ---------------

Increase (decrease) in net assets
  from capital transactions                          1,377,693        543,780      1,808,080      1,037,512               818
                                                  ------------   ------------   ------------   ------------   ---------------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I             -              -              -              -                 -
                                                  ------------   ------------   ------------   ------------   ---------------

INCREASE (DECREASE) IN NET ASSETS                    1,188,127        538,529      1,768,642        979,436               827

NET ASSETS AT BEGINNING OF PERIOD                      656,115        117,586      1,061,750         82,314                 -
                                                  ------------   ------------   ------------   ------------   ---------------

NET ASSETS AT END OF PERIOD                       $  1,844,242   $    656,115   $  2,830,392   $  1,061,750   $           827
                                                  ============   ============   ============   ============   ===============


UNITS OUTSTANDING
  Units outstanding at beginning of period              63,500         11,219         70,680          5,303                 -
    Units issued                                       169,255         54,343        151,104         66,961                64
    Units redeemed                                     (17,599)        (2,062)       (20,702)        (1,584)                -
                                                  ------------   ------------   ------------   ------------   ---------------
  Units outstanding at end of period                   215,156         63,500        201,082         70,680                64
                                                  ============   ============   ============   ============   ===============


(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001

(b)  Previously known as MFS Growth with Income

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------


                                                   OCC Accumulation Trust
                                                        Sub-Accounts             Oppenheimer Variable Account Funds Sub-Accounts
                                                  -------------------------   -----------------------------------------------------

                                                      OCC
                                                  Science and       OCC                                          Oppenheimer
                                                  Technology    Small Cap         Oppenheimer Bond          Capital Appreciation
                                                  -----------   -----------   -------------------------   -------------------------

                                                   2001 (a)      2001 (a)        2001          2000          2001          2000
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                      $        (8)  $        (1)  $   180,535   $    (5,019)  $   (43,947)  $   (13,857)
Net realized gains (losses)                                 2             -        16,116         1,728       213,762        18,632
Change in unrealized gains (losses)                       520            56        (9,734)      147,997      (928,165)     (181,637)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
  from operations                                         514            55       186,917       144,706      (758,350)     (176,862)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                2,042           413     1,849,650     2,378,873     3,448,851     2,681,659
Benefit payments                                            -             -             -       (17,206)            -             -
Payments on termination                                     -             -       (77,513)       (5,235)     (148,589)       (7,108)
Contract maintenance charge                                 -             -           813        (1,374)       (1,187)       (1,655)
Transfers among the sub-accounts
  and with the Fixed Account - net                          -             -       721,248        34,428     1,662,569       279,346
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
  from capital transactions                             2,042           413     2,494,198     2,389,486     4,961,644     2,952,242
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I            -             -             -             -             -             -
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS                       2,556           468     2,681,115     2,534,192     4,203,294     2,775,380

NET ASSETS AT BEGINNING OF PERIOD                           -             -     2,644,361       110,169     2,944,812       169,432
                                                  -----------   -----------   -----------   -----------   -----------   -----------

NET ASSETS AT END OF PERIOD                       $     2,556   $       468   $ 5,325,476   $ 2,644,361   $ 7,148,106   $ 2,944,812
                                                  ===========   ===========   ===========   ===========   ===========   ===========


UNITS OUTSTANDING
  Units outstanding at beginning of period                  -             -       251,952        10,996       231,990        13,148
    Units issued                                          163            39       281,995       245,187       488,298       221,264
    Units redeemed                                          -             -       (56,929)       (4,231)      (67,560)       (2,422)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
  Units outstanding at end of period                      163            39       477,018       251,952       652,728       231,990
                                                  ===========   ===========   ===========   ===========   ===========   ===========


(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001



See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------



                                                                   Oppenheimer Variable Account Funds Sub-Accounts
                                                  ---------------------------------------------------------------------------------


                                                         Oppenheimer                                       Oppenheimer Main Street
                                                      Global Securities        Oppenheimer High Income      Small Cap Growth (c)
                                                  -------------------------   -------------------------   -------------------------

                                                     2001          2000          2001          2000          2001          2000
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                      $   (33,324)  $   (10,277)  $    61,913   $    (3,046)  $   (16,087)  $    (4,765)
Net realized gains (losses)                           247,433        17,474        (7,062)          (30)      (26,782)        5,052
Change in unrealized gains (losses)                  (676,642)      (50,350)      (60,088)      (16,119)      110,656       (97,887)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
  from operations                                    (462,533)      (43,153)       (5,237)      (19,195)       67,787       (97,600)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                            2,719,718     1,998,752       540,545       669,167       754,200       751,326
Benefit payments                                            -        (9,316)            -             -        (3,210)       (2,867)
Payments on termination                              (192,198)      (10,494)      (39,451)         (352)      (63,436)      (19,029)
Contract maintenance charge                              (632)       (1,236)          108          (339)         (754)         (435)
Transfers among the sub-accounts
  and with the Fixed Account - net                  1,644,416       326,453       155,741         7,794       472,816        61,711
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
  from capital transactions                         4,171,304     2,304,159       656,943       676,270     1,159,616       790,706
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I            -             -             -             -             -             -
                                                  -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS                   3,708,771     2,261,006       651,706       657,075     1,227,403       693,106

NET ASSETS AT BEGINNING OF PERIOD                   2,314,683        53,677       666,110         9,035       763,604        70,498
                                                  -----------   -----------   -----------   -----------   -----------   -----------

NET ASSETS AT END OF PERIOD                       $ 6,023,454   $ 2,314,683   $ 1,317,816   $   666,110   $ 1,991,007   $   763,604
                                                  ===========   ===========   ===========   ===========   ===========   ===========


UNITS OUTSTANDING
  Units outstanding at beginning of period            157,682         3,793        69,642           898        59,886         4,457
    Units issued                                      371,095       157,596        78,556        68,971       117,408        58,373
    Units redeemed                                    (56,133)       (3,707)      (11,270)         (227)      (18,523)       (2,944)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
  Units outstanding at end of period                  472,644       157,682       136,928        69,642       158,771        59,886
                                                  ===========   ===========   ===========   ===========   ===========   ===========


(c)  Previously known as Oppenheimer Small Cap Growth



See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------
                                                  Oppenheimer
                                                   Variable
                                                  Account Funds
                                                   Sub-Account         PIMCO Variable Insurance Trust Sub-Accounts
                                                  ---------------   --------------------------------------------------
                                                   Oppenheimer
                                                   Main Street
                                                    Small Cap                                            Total Return
                                                  (Service Class)   Foreign Bond      Money Market           Bond
                                                  ---------------   ---------------   ---------------  ---------------

                                                     2001 (a)          2001 (a)          2001 (a)         2001 (a)
                                                  ---------------   ---------------   ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                      $           (12)  $             2   $             4  $             7
Net realized gains (losses)                                     -                 -                 -                6
Change in unrealized gains (losses)                           401                (6)                -              (19)
                                                  ---------------   ---------------   ---------------  ---------------

Increase (decrease) in net assets
  from operations                                             389                (4)                4               (6)
                                                  ---------------   ---------------   ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                    3,301               750             3,722              664
Benefit payments                                                -                 -                 -                -
Payments on termination                                         -                 -                 -                -
Contract maintenance charge                                     -                 -                 -                -
Transfers among the sub-accounts
  and with the Fixed Account - net                              -                 -                 -                -
                                                  ---------------   ---------------   ---------------  ---------------

Increase (decrease) in net assets
  from capital transactions                                 3,301               750             3,722              664
                                                  ---------------   ---------------   ---------------  ---------------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I                -                 -                 -                -
                                                  ---------------   ---------------   ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS                           3,690               746             3,726              658

NET ASSETS AT BEGINNING OF PERIOD                               -                 -                 -                -
                                                  ---------------   ---------------   ---------------  ---------------

NET ASSETS AT END OF PERIOD                       $         3,690   $           746   $         3,726  $           658
                                                  ===============   ===============   ===============  ===============


UNITS OUTSTANDING
  Units outstanding at beginning of period                      -                 -                 -                -
    Units issued                                              309                74               372               66
    Units redeemed                                              -                 -                 -                -
                                                  ---------------   ---------------   ---------------  ---------------
  Units outstanding at end of period                          309                74               372               66
                                                  ===============   ===============   ===============  ===============



                                                            Putnam Variable
                                                          Trust Sub-Accounts
                                                  ----------------------------------

                                                                    VT International
                                                                       Growth and
                                                  VT High Yield           Income
                                                  ---------------   ----------------

                                                     2001 (a)          2001 (a)
                                                  ---------------   ----------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                      $           (11)  $            (10)
Net realized gains (losses)                                     -                 (1)
Change in unrealized gains (losses)                           122                132
                                                  ---------------   ----------------

Increase (decrease) in net assets
  from operations                                             111                121
                                                  ---------------   ----------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                    4,155              3,635
Benefit payments                                                -                  -
Payments on termination                                         -                  -
Contract maintenance charge                                     -                  -
Transfers among the sub-accounts
  and with the Fixed Account - net                            460                  -
                                                  ---------------   ----------------

Increase (decrease) in net assets
  from capital transactions                                 4,615              3,635
                                                  ---------------   ----------------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I                -                  -
                                                  ---------------   ----------------

INCREASE (DECREASE) IN NET ASSETS                           4,726              3,756

NET ASSETS AT BEGINNING OF PERIOD                               -                  -
                                                  ---------------   ----------------

NET ASSETS AT END OF PERIOD                       $         4,726   $          3,756
                                                  ===============   ================


UNITS OUTSTANDING
  Units outstanding at beginning of period                      -                  -
    Units issued                                              448                345
    Units redeemed                                              -                  -
                                                  ---------------   ----------------
  Units outstanding at end of period                          448                345
                                                  ===============   ================


(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001



See notes to financial statements.

--------------------------------------------------------------------------------
                                                 Solomon Brothers  The Universal
                                                  Variable Series  Institutional
                                                     Funds Sub-     Funds, Inc.
                                                      Account       Sub-Account
                                                   -------------   -------------

                                                      Capital        High Yield
                                                   -------------   -------------

                                                      2001 (a)        2001 (a)
                                                   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                       $          21   $         474
Net realized gains (losses)                                    -               -
Change in unrealized gains (losses)                          317            (331)
                                                   -------------   -------------

Increase (decrease) in net assets
  from operations                                            338             143
                                                   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                                   4,871           4,150
Benefit payments                                               -               -
Payments on termination                                        -               -
Contract maintenance charge                                    -               -
Transfers among the sub-accounts
  and with the Fixed Account - net                             -               -
                                                   -------------   -------------

Increase (decrease) in net assets
  from capital transactions                                4,871           4,150
                                                   -------------   -------------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I               -               -
                                                   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS                          5,209           4,293

NET ASSETS AT BEGINNING OF PERIOD                              -               -
                                                   -------------   -------------

NET ASSETS AT END OF PERIOD                        $       5,209   $       4,293
                                                   =============   =============


UNITS OUTSTANDING
  Units outstanding at beginning of period                     -               -
    Units issued                                             468             410
    Units redeemed                                             -               -
                                                   -------------   -------------
  Units outstanding at end of period                         468             410
                                                   =============   =============


-------------------------------------------------------------------------------------------------------------------



                                                              Van Kampen Life Investment Trust Sub-Accounts
                                                   ----------------------------------------------------------------

                                                              LIT Comstock                LIT Domestic Income
                                                   ------------------------------    ------------------------------

                                                       2001              2000             2001            2000
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                       $     (24,499)   $       3,394    $      18,689    $       5,808
Net realized gains (losses)                               (9,460)           2,881            1,162              (85)
Change in unrealized gains (losses)                     (140,223)          60,888           21,122            4,616
                                                   -------------    -------------    -------------    -------------

Increase (decrease) in net assets
  from operations                                       (174,182)          67,163           40,973           10,339
                                                   -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                               2,500,785          320,750          281,237          300,003
Benefit payments                                               -                -                -                -
Payments on termination                                 (107,764)          (2,619)         (45,433)          (1,317)
Contract maintenance charge                                 (356)            (303)              68             (187)
Transfers among the sub-accounts
  and with the Fixed Account - net                       559,300           31,692          118,599           20,773
                                                   -------------    -------------    -------------    -------------

Increase (decrease) in net assets
  from capital transactions                            2,951,965          349,520          354,471          319,272
                                                   -------------    -------------    -------------    -------------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I               -                -                -                -
                                                   -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS                      2,777,783          416,683          395,444          329,611

NET ASSETS AT BEGINNING OF PERIOD                        475,753           59,070          350,799           21,188
                                                   -------------    -------------    -------------    -------------

NET ASSETS AT END OF PERIOD                        $   3,253,536    $     475,753    $     746,243    $     350,799
                                                   =============    =============    =============    =============


UNITS OUTSTANDING
  Units outstanding at beginning of period                38,222            6,078           33,266            2,103
    Units issued                                         288,347           34,551           39,189           31,847
    Units redeemed                                       (55,034)          (2,407)          (7,287)            (684)
                                                   -------------    -------------    -------------    -------------
  Units outstanding at end of period                     271,535           38,222           65,168           33,266
                                                   =============    =============    =============    =============

(a)  For the Period Beginning October 1, 2001 and Ended December 31, 2001



See notes to financial statements.

-------------------------------------------------------------------------------------------------------------------

                                                            Van Kampen Life Investment Trust Sub-Accounts
                                                   ----------------------------------------------------------------

                                                        LIT Emerging Growth                  LIT Money Market
                                                   ------------------------------    ------------------------------

                                                       2001              2000             2001             2000
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                       $     (35,027)   $     (10,284)   $      39,501    $      12,539
Net realized gains (losses)                             (106,175)           2,145                -                -
Change in unrealized gains (losses)                     (821,152)        (387,455)               -                -
                                                   -------------    -------------    -------------    -------------

Increase (decrease) in net assets
  from operations                                       (962,354)        (395,594)          39,501           12,539
                                                   -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                               2,480,607        1,943,551        1,361,761          984,082
Benefit payments                                               -                -                -           (6,910)
Payments on termination                                 (141,588)         (18,442)        (204,847)         (17,248)
Contract maintenance charge                               (1,891)          (1,116)          (1,687)            (594)
Transfers among the sub-accounts
  and with the Fixed Account - net                       795,907          186,601        1,002,267         (210,565)
                                                   -------------    -------------    -------------    -------------

Increase (decrease) in net assets
  from capital transactions                            3,133,035        2,110,594        2,157,494          748,765
                                                   -------------    -------------    -------------    -------------

Increase (decrease) in amounts retained in
  Allstate Financial Advisors Separate Account I               -                -                -                -
                                                   -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS                      2,170,681        1,715,000        2,196,995          761,304

NET ASSETS AT BEGINNING OF PERIOD                      1,844,721          129,721          835,389           74,085
                                                   -------------    -------------    -------------    -------------

NET ASSETS AT END OF PERIOD                        $   4,015,402    $   1,844,721    $   3,032,384    $     835,389
                                                   =============    =============    =============    =============


UNITS OUTSTANDING
  Units outstanding at beginning of period               118,584            7,394           78,720            7,302
    Units issued                                         307,655          115,317          438,075          103,598
    Units redeemed                                       (44,385)          (4,127)        (237,354)         (32,180)
                                                   -------------    -------------    -------------    -------------
  Units outstanding at end of period                     381,854          118,584          279,441           78,720
                                                   =============    =============    =============    =============

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    ORGANIZATION

      Allstate Financial Advisors Separate Account I (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company ("Allstate"). The assets of the Account are legally segregated from those of Allstate. Allstate is wholly owned by Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

      Allstate issues two variable annuity contracts, SelectDirections and the Allstate Financial Personal Retirement Manager ("Retirement Manager") (collectively the "Contracts"), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any Contract provisions wherein Allstate contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

        AIM VARIABLE INSURANCE FUNDS                    LSA VARIABLE SERIES TRUST (CONTINUED)
            AIM V.I. Capital Appreciation                   LSA Emerging Growth
            AIM V.I. Dent Demographics                      LSA Focused Equity
            AIM V.I. Diversified Income                     LSA Growth Equity
            AIM V.I. Growth and Income                      LSA Mid Cap Value
            AIM V.I. International Equity                   LSA Value Equity
            AIM V.I. Value                              MFS VARIABLE INSURANCE TRUST
        FIDELITY VARIABLE INSURANCE PRODUCTS FUND           MFS Bond
            VIP Contrafund                                  MFS High Income
            VIP Growth                                      MFS Investors Trust (Previously known as
            VIP High Income                                      MFS Growth with Income)
            VIP Index 500                                   MFS New Discovery
            VIP Investment Grade Bond                   MFS VARIABLE INSURANCE TRUST (SERVICE CLASS)
            VIP Overseas                                    MFS New Discovery (Service Class)
        FIDELITY VARIABLE INSURANCE PRODUCTS FUND           MFS Utilities (Service Class)*
            (SERVICE CLASS 2)                           OCC ACCUMULATION TRUST
            VIP Equity-Income (Service Class 2)             OCC Science and Technology
            VIP Investment Grade Bond (Service              OCC Small Cap
                Class 2)                                OPPENHEIMER VARIABLE ACCOUNT FUNDS
            VIP Overseas (Service Class 2)                  Oppenheimer Bond
        JANUS ASPEN SERIES                                  Oppenheimer Capital Appreciation
            Global Value (Service Shares)*                  Oppenheimer Global Securities
            Worldwide Growth (Service Shares)*              Oppenheimer High Income
        LAZARD RETIREMENT SERIES, INC.                      Oppenheimer Main Street Small Cap Growth
            Emerging Markets                                     (Previously known as Oppenheimer
        LSA VARIABLE SERIES TRUST                                Small Cap Growth)
            LSA Aggressive Growth                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
            LSA Balanced                                   (SERVICE CLASS)
            LSA Basic Value                                 Oppenheimer International Growth (Service
            LSA Blue Chip                                        Class)*
            LSA Capital Appreciation                        Oppenheimer Main Street Small Cap Growth
            LSA Disciplined Equity                               (Service Class)
            LSA Diversified Mid Cap

        PIMCO VARIABLE INSURANCE TRUST                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
            Foreign Bond                                    High Yield
            Money Market                                VAN KAMPEN LIFE INVESTMENT TRUST
            Total Return Bond                               LIT Comstock
        PUTNAM VARIABLE TRUST                               LIT Domestic Income
            VT High Yield                                   LIT Emerging Growth
            VT International Growth and Income              LIT Money Market
        RYDEX VARIABLE TRUST                            VAN KAMPEN LIFE INVESTMENT TRUST (CLASS II)
            Rydex OTC*                                      LIT Emerging Growth (Class II)*
        SOLOMON BROTHERS VARIABLE SERIES FUNDS
            Capital

* These Funds were available, but had no Fund activity as of December 31, 2001.

     Allstate provides insurance and administrative services to the contractholders for a fee. Allstate also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Allstate has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

     In 2001, Allstate made an additional investment of $16 million to the LSA Variable Series Trust ("Trust"), to bring the total amount invested to $51 million. Allstate has made the investments in order to establish and enhance the diversification of the funds within the Trust. The Trust is managed by LSA Asset Management, LLC (the "Manager"), a wholly-owned subsidiary of Allstate, pursuant to an investment management agreement with the Trust. The Manager is entitled to receive a management fee from each sub-account investing in the Trust. Fees are payable monthly at an annual rate as a percentage of average daily net assets ranging from 0.75% to 1.05%. Since Allstate did not purchase a variable annuity contract, the expenses described in Note 3 are not deducted from Allstate's investment in the Trust.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Income from realized gain distributions are recorded on the Fund's ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included with and taxed as a part of Allstate. Allstate is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     OTHER - To conform with the 2001 presentation, certain amounts in the prior year's financial statements and notes have been reclassified. In addition, disclosures have been revised to adopt appropriate provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES.

3.   EXPENSES

     MORTALITY AND EXPENSE RISK CHARGE - Allstate assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate ranging from 1.15% to 1.70% per annum of the daily net assets of the Account, based on the Contract and rider options selected. The mortality and expense risk charge covers insurance benefits available with the Contract and certain expenses of the Contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the Contract. Allstate guarantees that the amount of this charge will not increase over the life of the Contract. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge.

     ADMINISTRATIVE EXPENSE CHARGE - Allstate deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account.

     CONTRACT MAINTENANCE CHARGE - Allstate deducts an annual maintenance charge of $35 on each Contract anniversary and guarantees that this charge will not increase over the life of the Contract. This charge will be waived if certain conditions are met.

4.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:

                                                                       Purchases
                                                                     ------------
 Investments in the AIM Variable Insurance Funds Sub-Accounts:
  AIM V. I. Capital Appreciation                                     $  2,776,167
  AIM V. I. Dent Demographics                                               5,802
  AIM V. I. Diversified Income                                            544,752
  AIM V. I. Growth and Income                                           1,891,664
  AIM V. I. International Equity                                          867,424
  AIM V. I. Value                                                       1,664,878

Investments in the Fidelity Variable Insurance Products Fund
 Sub-Accounts:
   VIP Contrafund                                                       2,841,773
   VIP Growth                                                           3,294,224
   VIP High Income                                                        512,794
   VIP Index 500                                                        3,216,216
   VIP Investment Grade Bond                                            2,770,974
   VIP Overseas                                                         1,119,396

Investments in the Fidelity Variable Insurance Products Fund
 (Service Class 2) Sub-Accounts:
   VIP Equity-Income (Service Class 2)                                        700
   VIP Investment Grade Bond (Service Class 2)                              9,264
   VIP Overseas (Service Class 2)                                             613

Investments in the Lazard Retirement Series, Inc. Sub-Account:
   Emerging Markets                                                         4,425

Investments in the LSA Variable Series Trust Sub-Accounts:
   LSA Aggressive Growth                                                2,503,371
   LSA Balanced                                                           399,562
   LSA Basic Value                                                      2,501,959
   LSA Blue Chip                                                        2,505,573
   LSA Capital Appreciation                                             3,004,731
   LSA Disciplined Equity                                                  26,939
   LSA Diversified Mid Cap                                              3,006,405
   LSA Emerging Growth                                                      9,659
   LSA Focused Equity                                                       3,327
   LSA Growth Equity                                                          664
   LSA Mid Cap Value                                                    2,509,201
   LSA Value Equity                                                       171,797

Investments in MFS Variable Insurance Trust Sub-Accounts:
   MFS Bond                                                             1,440,961
   MFS High Income                                                        279,568
   MFS Investors Trust                                                  1,490,602
   MFS New Discovery                                                    2,093,340

     The cost of purchases of investments for the year ended December 31, 2001 were as follows:

                                                                           Purchases
                                                                         -------------
Investments in MFS Variable Insurance Trust (Service Class)
    Sub-Account:
        MFS New Discovery (Service Class)                                $         818

Investments in the OCC Accumulation Trust Sub-Accounts:
        OCC Science and Technology                                               2,042
        OCC Small Cap                                                              412

Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
        Oppenheimer Bond                                                     3,586,071
        Oppenheimer Capital Appreciation                                     5,956,479
        Oppenheimer Global Securities                                        5,298,473
        Oppenheimer High Income                                                839,560
        Oppenheimer Main Street Small Cap Growth                             1,333,054

Investments in the Oppenheimer Variable Account Funds (Service Class)
    Sub-Account:
        Oppenheimer Main Street Small Cap Growth (Service Class)                 3,299

Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
        Foreign Bond                                                               752
        Money Market                                                             3,734
        Total Return Bond                                                          678

Investments in the Putnam Variable Trust Sub-Accounts:
        VT High Yield                                                            4,613
        VT International Growth and Income                                       3,632

Investments in the Salomon Brothers Variable Series Funds Sub-Account:
        Capital                                                                  4,905

Investments in The Universal Institutional Funds, Inc. Sub-Account:
        High Yield                                                               4,636

Investments in the Van Kampen Life Investment Trust Sub-Accounts:
        LIT Comstock                                                         3,565,162
        LIT Domestic Income                                                    480,845
        LIT Emerging Growth                                                  3,444,095
        LIT Money Market                                                     4,426,239
                                                                         -------------
                                                                         $  72,428,224
                                                                         =============

5.   FINANCIAL HIGHLIGHTS

     The accumulation unit value, the investment income ratio, the expense ratio assessed by Allstate, and the total return is presented for each sub-account. As explained in Note 3, the expense ratio represents mortality and expense risk and administrative expense charges which are assessed as a percentage of daily net assets.


     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

       * INVESTMENT INCOME RATIO - This represents dividends, excluding realized gain distributions, received by the sub-account, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends in which the sub-accounts invest.

      ** EXPENSE RATIO - This represents the annualized contract expenses of the sub-account for the period and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contractholder accounts through the redemption of units.

     *** TOTAL RETURN - This represents the total return for the period and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

          Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.



                                                                                     SelectDirections
                                                          -------------------------------------------------------------------

                                                          At December 31, 2001      For the year ended December 31, 2001
                                                          --------------------    -------------------------------------------
                                                              Accumulation         Investment         Expense        Total
                                                               Unit Value         Income Ratio*        Ratio**      Return***
                                                          --------------------    -------------     ------------  -----------
Investments in the AIM Variable Insurance Funds
  Sub-Accounts:
     AIM V. I. Capital Appreciation                               $    9.31            0.00 %           1.25 %      -24.24 %
     AIM V. I. Diversified Income                                     10.18            9.05             1.25          2.30
     AIM V. I. Growth and Income                                       7.96            0.07             1.25        -23.80
     AIM V. I. International Equity                                    8.15            0.42             1.25        -24.49
     AIM V. I. Value                                                   8.69            0.17             1.25        -13.66

Investments in the Fidelity Variable Insurance Products
   Fund Sub-Accounts:
     VIP Contrafund                                                    9.21            0.42             1.25        -13.34
     VIP Growth                                                        8.88            0.05             1.25        -18.68
     VIP High Income                                                   6.78            8.48             1.25        -12.84
     VIP Index 500                                                     8.69            0.69             1.25        -13.20
     VIP Investment Grade Bond                                        11.84            2.84             1.25          7.11
     VIP Overseas                                                      8.10            3.42             1.25        -22.15

                                                                                SelectDirections (continued)
                                                          ---------------------------------------------------------------------
                                                          At December 31, 2001      For the year ended December 31, 2001
                                                          -------------------    ----------------------------------------------
                                                              Accumulation         Investment        Expense         Total
                                                               Unit Value         Income Ratio*      Ratio**        Return***
                                                          -------------------    ---------------   ------------   -------------
Investments in MFS Variable Insurance Trust Sub-Accounts:
     MFS Bond                                                  $   11.52              4.58 %           1.25 %          7.35 %
     MFS High Income                                                9.42              6.88             1.25            0.80
     MFS Investors Trust (b)                                        8.58              0.43             1.25          -17.00
     MFS New Discovery                                             14.09              0.00             1.25           -6.22

Investments in the Oppenheimer Variable Account Funds
   Sub-Accounts:
     Oppenheimer Bond                                              11.17              5.83             1.25            6.44
     Oppenheimer Capital Appreciation                              10.96              0.47             1.25          -13.67
     Oppenheimer Global Securities                                 12.76              0.51             1.25          -13.14
     Oppenheimer High Income                                        9.63              7.52             1.25            0.69
     Oppenheimer Main Street Small Cap Growth (c)                  12.55              0.00             1.25           -1.61

Investments in the Van Kampen Life Investment Trust
   Sub-Accounts:
     LIT Comstock                                                  12.00              0.00             1.25           -3.68
     LIT Domestic Income                                           11.47              4.74             1.25            8.60
     LIT Emerging Growth                                           10.53              0.06             1.25          -32.35
     LIT Money Market                                              10.87              3.48             1.25            2.39


(b)  Previously known as MFS Growth with Income

(c)  Previously known as Oppenheimer Small Cap Growth

                                                                     SelectDirections with Enhanced Death Benefit Rider
                                                        ------------------------------------------------------------------------
                                                        At December 31, 2001          For the year ended December 31, 2001
                                                        --------------------   -------------------------------------------------
                                                            Accumulation          Investment        Expense         Total
                                                             Unit Value          Income Ratio*      Ratio**         Return***
                                                        --------------------   ----------------   -----------    ---------------
Investments in the AIM Variable Insurance Funds
  Sub-Accounts:
     AIM V. I. Capital Appreciation                            $    9.26            0.00 %           1.45 %          -24.39 %
     AIM V. I. Diversified Income                                  10.13            9.05             1.45              2.09
     AIM V. I. Growth and Income                                    7.92            0.07             1.45            -23.95
     AIM V. I. International Equity                                 8.11            0.42             1.45            -24.64
     AIM V. I. Value                                                8.65            0.17             1.45            -13.83

Investments in the Fidelity Variable Insurance Products
   Fund Sub-Accounts:
     VIP Contrafund                                                 9.17            0.42             1.45            -13.52
     VIP Growth                                                     8.83            0.05             1.45            -18.84
     VIP High Income                                                6.75            8.48             1.45            -13.01
     VIP Index 500                                                  8.64            0.69             1.45            -13.37
     VIP Investment Grade Bond                                     11.78            2.84             1.45              6.89
     VIP Overseas                                                   8.06            3.42             1.45            -22.31

Investments in MFS Variable Insurance Trust Sub-Accounts:
     MFS Bond                                                      11.46            4.58             1.45              7.13
     MFS High Income                                                9.38            6.88             1.45              0.60
     MFS Investors Trust (b)                                        8.54            0.43             1.45            -17.17
     MFS New Discovery                                             14.03            0.00             1.45             -6.40

Investments in the Oppenheimer Variable Account Funds
   Sub-Accounts:
     Oppenheimer Bond                                              11.12            5.83             1.45              6.23
     Oppenheimer Capital Appreciation                              10.91            0.47             1.45            -13.84
     Oppenheimer Global Securities                                 12.70            0.51             1.45            -13.31
     Oppenheimer High Income                                        9.59            7.52             1.45              0.49
     Oppenheimer Main Street Small Cap Growth (c)                  12.49            0.00             1.45             -1.81

Investments in the Van Kampen Life Investment Trust
   Sub-Accounts:
     LIT Comstock                                                  11.94            0.00             1.45             -3.87
     LIT Domestic Income                                           11.41            4.74             1.45              8.38
     LIT Emerging Growth                                           10.48            0.06             1.45            -32.49
     LIT Money Market                                              10.82            3.48             1.45              2.18


(b)  Previously known as MFS Growth with Income

(c)  Previously known as Oppenheimer Small Cap Growth

                                                               SelectDirections with Enhanced Death and Income Benefit Rider
                                                          ----------------------------------------------------------------------
                                                          At December 31, 2001        For the year ended December 31, 2001
                                                          --------------------  ------------------------------------------------
                                                             Accumulation         Investment        Expense           Total
                                                              Unit Value         Income Ratio*      Ratio**          Return***
                                                          --------------------  ---------------   --------------    ------------
Investments in the AIM Variable Insurance Funds
   Sub-Accounts:
     AIM V. I. Capital Appreciation                            $    9.22            0.00 %           1.65 %          -24.55 %
     AIM V. I. Growth and Income                                    7.88            0.07             1.65            -24.11
     AIM V. I. International Equity                                 8.07            0.42             1.65            -24.79
     AIM V. I. Value                                                8.61            0.17             1.65            -14.00

Investments in the Fidelity Variable Insurance Products
   Fund Sub-Accounts:
     VIP Contrafund                                                 9.12            0.42             1.65            -13.69
     VIP Growth                                                     8.79            0.05             1.65            -19.01
     VIP High Income                                                6.71            8.48             1.65            -32.87
     VIP Index 500                                                  8.60            0.69             1.65            -13.55
     VIP Investment Grade Bond                                     11.73            2.84             1.65              6.68
     VIP Overseas                                                   8.02            3.42             1.65            -22.47

Investments in MFS Variable Insurance Trust Sub-Accounts:
     MFS Bond                                                      11.41            4.58             1.65              6.92
     MFS High Income                                                9.33            6.88             1.65              0.39
     MFS New Discovery                                             13.96            0.00             1.65             -6.59

Investments in the Oppenheimer Variable Account Funds
   Sub-Accounts:
     Oppenheimer Bond                                              11.07            5.83             1.65              6.01
     Oppenheimer Capital Appreciation                              10.86            0.47             1.65            -14.02
     Oppenheimer Global Securities                                 12.64            0.51             1.65            -13.49
     Oppenheimer Main Street Small Cap Growth (c)                  12.43            0.00             1.65             -2.00

Investments in the Van Kampen Life Investment Trust
   Sub-Accounts:
     LIT Comstock                                                  11.89            0.00             1.65             -4.06
     LIT Domestic Income                                           11.36            4.74             1.65              8.16
     LIT Emerging Growth                                           10.43            0.06             1.65            -32.62
     LIT Money Market                                              10.76            3.48             1.65              1.98


(c) Previously known as Oppenheimer Small Cap Growth

                                                                       Allstate Financial Personal Retirement Manager
                                                               ----------------------------------------------------------------
                                                               At December 31, 2001      For the year ended December 31, 2001
                                                               --------------------   -----------------------------------------
                                                                   Accumulation         Investment      Expense           Total
                                                                    Unit Value         Income Ratio*    Ratio**          Return***
                                                               --------------------   ---------------  ----------    --------------
Investments in the AIM Variable Insurance Funds
   Sub-Account:
     AIM V. I. Dent Demographics (a)                           $   12.46                 0.00 %           1.50 %           24.59 %

Investments in the Fidelity Variable Insurance Products
   Fund (Service Class 2) Sub-Accounts:
     VIP Equity-Income (Service Class 2) (a)                       10.94                 0.00             1.50              9.41
     VIP Investment Grade Bond (Service Class 2) (a)                9.95                 0.00             1.50             -0.53
     VIP Overseas (Service Class 2) (a)                            11.00                 0.00             1.50              9.98

Investments in the Lazard Retirement Series, Inc.
   Sub-Account:
     Emerging Markets (a)                                          12.09                 0.81             1.50             20.95

Investments in the LSA Variable Series Trust Sub-Accounts:
     LSA Aggressive Growth (a)                                     11.48                 0.00             1.50             14.82
     LSA Balanced                                                  10.19                 1.87             1.50              1.86
     LSA Basic Value (a)                                           11.46                 0.03             1.50             14.64
     LSA Blue Chip (a)                                             11.22                 0.00             1.50             12.22
     LSA Capital Appreciation (a)                                  12.68                 0.00             1.50             26.82
     LSA Disciplined Equity                                        11.08                 0.22             1.50             10.83
     LSA Diversified Mid Cap (a)                                   11.90                 0.13             1.50             19.01
     LSA Emerging Growth                                           13.17                 0.03             1.50             31.69
     LSA Focused Equity                                            11.10                 0.06             1.50             11.02
     LSA Growth Equity                                             11.02                 0.00             1.50             10.24
     LSA Value Equity                                              11.07                 0.49             1.50             10.71

Investments in MFS Variable Insurance Trust (Service Class)
   Sub-Account:
     MFS New Discovery (Service Class) (a)                         12.85                 0.00             1.50             28.50

Investments in the OCC Accumulation Trust Sub-Accounts:
     OCC Science and Technology (a)                                15.70                 0.00             1.50             57.03
     OCC Small Cap (a)                                             12.03                 0.00             1.50             20.33

(a) For the Period Beginning October 1, 2001 and Ended December 31, 2001

                                                                    Allstate Financial Personal Retirement Manager (continued)
                                                               --------------------------------------------------------------------
                                                               At December 31, 2001       For the year ended December 31, 2001
                                                               --------------------   ---------------------------------------------
                                                                  Accumulation          Investment        Expense         Total
                                                                   Unit Value          Income Ratio*      Ratio**         Return***
                                                               --------------------   ----------------  ------------    -----------
    Investments in the Oppenheimer Variable Account Funds
       (Service Class) Sub-Account:
         Oppenheimer Main Street Small Cap Growth
         (Service Class) (a)                                   $       11.94            0.00 %           1.50 %           19.40 %

    Investments in the PIMCO Variable Insurance Trust
       Sub-Accounts:
         Foreign Bond (a)                                              10.07            0.80             1.50              0.68
         Money Market (a)                                              10.02            0.70             1.50              0.17
         Total Return Bond (a)                                          9.97            2.43             1.50             -0.25

    Investments in the Putnam Variable Trust Sub-Accounts:
         VT High Yield (a)                                             10.54            0.00             1.50              5.38
         VT International Growth and Income (a)                        10.88            0.00             1.50              8.79

    Investments in the Salomon Brothers Variable Series Funds
       Sub-Account:
         Capital (a)                                                   11.14            1.34             1.50             11.37

    Investments in The Universal Institutional Funds, Inc.
       Sub-Account:
         High Yield (a)                                                10.48           22.64             1.50              4.78

    (a) For the Period Beginning October 1, 2001 and Ended December 31, 2001